Investment Company Act Registration No. 811-04010
                                       Securities Act Registration No. 002-90810
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM N-1A
      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|

                         Pre-Effective Amendment No. _____ [ ]


                       Post-Effective Amendment No. 37 |X|


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |X|


                                Amendment No. 38


                        (Check appropriate box or boxes)
                        --------------------------------

                                 PIA MUTUAL FUND
                                 ---------------
               (Exact name of registrant as specified in charter)

    1299 Ocean Avenue, Suite 210
          Santa Monica, CA                                        90401
          ----------------                                        -----
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's Telephone Number, including Area Code: (310) 393-1424

                       Joseph Lloyd McAdams, Jr., Chairman
                                 PIA Mutual Fund
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401
                             ----------------------
                     (Name and address of Agent for Service)

Approximate date of proposed public offering: As soon as practicable after the effective date of the registration statement.

         It is proposed that this filing become effective (check appropriate box)

         [ ]      immediately upon filing pursuant to paragraph (b)


         [ ]      on (date) pursuant to paragraph (b)

         [X]      60 days after filing pursuant to paragraph (a)(1)


         [ ]      on (date) pursuant to paragraph (a)(1) of rule 485

         [ ]      75 days after filing pursuant to paragraph (a)(2)

         [ ]      on (date)  pursuant to paragraph (a)(2) of rule 485

         If appropriate, check the following box:

         [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                                    THE PIA
                                 BBB BOND FUND

                              P R O S P E C T U S

                                 MARCH 29, 2004


                              P R O S P E C T U S

                                 MARCH 29, 2004


                             THE PIA BBB BOND FUND


         The PIA BBB Bond Fund is a mutual fund in the PIA Mutual Fund family advised by Pacific Income Advisers, Inc. ("PIA").
             Only authorized investment advisory clients of PIA are
                  eligible to invest in the PIA BBB Bond Fund.


         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the PIA BBB Bond Fund invests and the services it offers to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.

                                PIA Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 251-1970

        The PIA BBB Bond Fund is distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS

                                                                            Page


Questions Every Investor Should Ask Before Investing in the Fund               1

Fees and Expenses                                                              3

Investment Objective, Strategies and Risks                                     4

Management of the Fund                                                         5

The Fund's Share Price                                                         5

Purchasing Shares                                                              6

Redeeming Shares                                                               7

Dividends, Distributions and Taxes                                             7

Financial Highlights                                                           8


                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                             INVESTING IN THE FUND

1.  WHAT ARE THE FUND'S GOALS?

    The PIA BBB Bond Fund seeks to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard & Poor's Rating Group ("Standard & Poor's") and the Baa category by Moody's Investors Services ("Moody's"). A bond index which generally reflects these return characteristics is the Lehman Brothers Baa Credit Index.

2.  WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

    The PIA BBB Bond Fund invests primarily (normally at least 80% of its net assets) in corporate bonds rated BBB by Standard & Poor's or Baa by Moody's.

    The weighted average duration of the PIA BBB Bond Fund will range from five to eight years. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due.


    In selecting investments for the PIA BBB Bond Fund, Pacific Income Advisers, Inc., our investment adviser (the "Adviser"), will primarily consider credit quality, duration and yield. The Fund's annual portfolio turnover rate may exceed 100%.


    In its effort to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard & Poor's or Baa by Moody's, the Fund may invest up to 20% of its assets in futures, options and other derivatives. The Fund may sometimes use derivatives as a substitute for taking a position in bonds rated BBB or Baa and/or as part of a strategy designed to reduce exposure to other risks.

3.  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUND?

    Investors in the PIABBB Bond Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

    O MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons.

    O INTEREST RATE RISK: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

    O CREDIT RISK: The issuers of the bonds and other debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

    O  PREPAYMENT RISK:   Issuers of securities held by the Fund may be able to
prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes.

    O LIQUIDITY RISK: Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.

    o DERIVATIVES RISK: The Fund may invest in derivative securities. A derivative security is a financial contract whose value is based on (or "derived from") a traditional security (such as a bond) or a market index. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in the securities in which it primarily invests. Derivatives involve the risk of improper valuation, the risk of ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying security.
Derivatives are also subject to market risk, interest rate risk, credit risk and liquidity risk. The Fund could lose more than the principal amount that it invests. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.
In addition, the Fund's use of derivatives may increase the taxes payable by shareholders.

    o MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. The Adviser's management practices and investment strategies might not work to produce the desired results.

    Because of these risks prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA BBB Bond Fund.

4.  HOW HAS THE FUND PERFORMED?


    The PIA BBB Bond Fund commenced operations on September 26, 2003 and therefore does not have a calendar year of investment performance information to provide investors. The Fund's performance (before and after taxes) will vary from year to year.


                               FEES AND EXPENSES


  The table below describes the fees and expenses that you may pay if you buy and hold shares of the PIA BBB Bond Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

  Maximum Sales Charge (Load) Imposed on Purchases
    (as a percentage of offering price)                       No Sales Charge
  Maximum Deferred Sales Charge (Load)                          No Deferred
                                                                Sales Charge
  Maximum Sales Charge (Load) Imposed on
    Reinvested Dividends And Distributions                    No Sales Charge
  Redemption Fee                                                    None
  Exchange Fee                                                      None


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management Fees                                                0.40%(1)<F1>
  Management Fee Waiver                                         (0.40)%(2)<F2>
  Distribution and/or Service (12b-1) Fees                          None
  Other Expenses(3)<F3>                                            0.56%
  Total Annual Fund Operating Expenses                           0.56%(4)<F4>



(1)<F1> The Adviser does not charge management fees to the Fund. However, investors in the Fund will be charged management fees by the Adviser and persons other than the Adviser, as described below. The following are eligible to invest in the Fund: (a) investment advisory clients of the Adviser and (b) participants in "wrap-fee" programs sponsored by investment advisers unaffiliated with the Fund or the Adviser ("sponsors") that are advised by the Adviser. Clients of the Adviser pay the Adviser an investment advisory fee to manage their assets, including assets invested in the Fund. Clients of the Adviser should read carefully any investment advisory agreement with the Adviser, which will disclose the investment advisory fee charged by the Adviser. Participants in "wrap-fee" programs should read carefully the "wrap-fee" brochure for these programs provided by the sponsor. The brochure is required to include information about the fees charged by the sponsor and the fees paid by the sponsor to the Adviser. Investors pay no additional fees or expenses to purchase shares of the Fund.
(2)<F2> The Management Fees in the table above represent the amount that the Adviser currently believes it would charge for providing similar portfolio management services to other similar mutual fund portfolios. This amount is offset by a "Management Fee Waiver" in the table above because the Adviser does not charge any management fees to the Fund.
(3)<F3> Other Expenses are based on estimated amounts for the current fiscal year.
(4)<F4> Expense reimbursements. The Adviser will reimburse the Fund to the extent necessary to insure that the Total Annual Fund Operating Expenses do not exceed 0.00%. The Adviser may discontinue reimbursing the Fund at any time but will not do so prior to November 30, 2004. After that date, the Adviser may discontinue reimbursing the Fund as long as it provides shareholders of the Fund with written notice six months in advance of the discontinuance. The Adviser may not recoup expense reimbursements in future periods.


                                    EXAMPLE

  This example is intended to help you compare the cost of investing in the PIA BBB Bond Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                               1 YEAR      3 YEARS
                               ------      -------
                                $57          $179


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  The PIA BBB Bond Fund seeks to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard & Poor's or the Baa category by Moody's (collectively, "BBB rated bonds"). The Fund has a non-fundamental policy to normally invest at least 80% of its net assets, plus borrowings for investment purposes, in BBB rated bonds. If the Fund decides to change this policy, it will provide 60 days prior notice of its decision to shareholders. The Fund considers a BBB rated bond to be any debt instrument other than a money market debt instrument that has a rating of BBB by Standard & Poor's or Baa by Moody's AT THE TIME OF PURCHASE. The Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not earn income and investors could lose money.

  HOW WE INVEST OUR ASSETS - FIRST WE ALLOCATE AMONG TYPES OF BBB RATED BONDS


  The PIA BBB Bond Fund primarily invests in BBB rated bonds in the following industries: Industrial, Finance, and Utilities. In determining the relative investment attractiveness of the various BBB rated bonds, the Adviser considers risk as well as yield. Usually investing in securities with a high yield involves more risk of loss than investing in securities with a low yield. Our Adviser attempts to keep the Fund's portfolio risk (or volatility) and allocations to the types of BBB rated bonds approximately equal to that of the Lehman Brothers Baa Credit Index over a full market cycle. The two principal components of risk of a BBB rated bond are duration (a measure of a debt security's price sensitivity) and credit quality.


          HOW WE INVEST OUR ASSETS - NEXT WE TARGET PORTFOLIO DURATION

  In assembling the Fund's portfolio, our Adviser first determines a target duration for the Fund. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time, including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond's maturity and its duration. A 5% coupon bond having a ten year maturity will have a duration of approximately 7.5 years. Similarly, a 5% coupon bond having a three year maturity will have a duration of approximately 2.6 years. The weighted average duration of the PIA BBB Bond Fund will range from 5 years to 8 years.

       HOW WE INVEST OUR ASSETS - FINALLY WE SELECT INDIVIDUAL SECURITIES

  After having determined the types of BBB rated bonds in which to invest and the target duration, our Adviser looks for the most attractive yields in the various asset classes. For a number of reasons bonds in one industry may have higher or lower yields, on a risk-adjusted basis, than bonds in another industry. Our Adviser will attempt to take advantage of the yield differentials among industries.

                             DERIVATIVE SECURITIES

  In its effort to provide a total rate of return that approximates that of BBB rated bonds, the Fund may invest up to 20% of its assets in futures, options and other derivatives. These investments may be in bond futures contracts, option contracts, options on securities, options on debt futures, credit swaps, interest rate swaps and derivative securities. The Fund may sometimes use derivatives as a substitute for taking a position in BBB rated bonds and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

  The reasons for which the Fund will invest in futures, options and other derivatives are:

  o To keep cash on hand to meet shareholder redemption or other needs while simulating full investment in BBB rated bonds.

  o  To reduce the Fund's transaction costs or for hedging purposes.

  o  To add value when these instruments are favorably priced.

                                     RISKS

  In addition to the risks discussed earlier, the PIA BBB Bond Fund may be subject to the following risks:

  o RISKS ASSOCIATED WITH HIGH YIELD SECURITIES. While the PIA BBB Bond Fund does not purchase securities without one rating of at least BBB by Standard & Poor's or Baa by Moody's, a portfolio holding's highest rating could be downgraded to less than a BBB or Baa rating, as the case may be.
     Securities with ratings lower than BBB or Baa are known as "high yield" securities (commonly known as "junk bonds"). It is the policy of the PIA BBB Bond Fund to sell securities with no rating at or above BBB or Baa in an orderly manner. High yield securities provide greater income and opportunity for gains than higher-rated securities, but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the PIA BBB Bond Fund to sell high yield securities at the prices at which they are being valued for purposes of calculating net asset value.

  o RISKS ASSOCIATED WITH INFLATION AND DEFLATION. The PIA BBB Bond Fund is subject to inflation and deflation risk. Inflation risk is the risk that the rising cost of living may erode the purchasing power of an investment over time. As inflation increases, the value of the Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time -- the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund's portfolio.

                             MANAGEMENT OF THE FUND

             PACIFIC INCOME ADVISERS MANAGES THE FUND'S INVESTMENTS

  Pacific Income Advisers is the investment adviser to the PIA BBB Bond Fund. The Adviser's address is:

             1299 Ocean Avenue, Suite 210, Santa Monica, CA  90401

  The Adviser has been in business since 1987. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund does not pay the Adviser an annual investment advisory fee. The day-to-day management of the Fund's portfolio is conducted by a committee of employees of the Adviser.

                             THE FUND'S SHARE PRICE

  The price at which investors purchase shares of the PIA BBB Bond Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives in good order and accepts and redemption orders that it receives in good order prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

                               PURCHASING SHARES

  Shares of the PIA BBB Bond Fund are only offered to investment advisory clients of the Adviser either directly by the Adviser or through special arrangements entered into on behalf of the Fund with certain broker-dealers, financial institutions or other service providers ("Servicing Agents"). These Servicing Agents will become shareholders of record of the Fund and have established procedures that investors must follow in purchasing shares. Such procedures need not be identical among Servicing Agents. These procedures should be carefully reviewed by investors.

  Servicing Agents may charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services the Servicing Agents provide to their customers. Further, the Fund may authorize Servicing Agents to accept purchase orders on behalf of the Fund and to designate other Servicing Agents to accept purchase orders on the Fund's behalf. This means that the Fund will process the purchase order at the net asset value that is determined following the Servicing Agent's (or its designee's) acceptance of the purchase order.

  Investments in the Fund are subject to a $1,000 minimum initial investment, and subsequent investments are subject to a $100 minimum investment (other than subsequent investments pursuant to dividend reinvestment). Purchase orders placed with a Servicing Agent prior to the close of regular trading on the New York Stock Exchange will be priced at the applicable net asset value determined that day.

  If you are purchasing shares through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.


  In order to ensure compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, the Fund is required to obtain the following information for all registered owners:

  o  Full name

  o  Date of birth

  o  Social security number

  o  Permanent street address (P.O. Box is not acceptable)

  o  Corporate accounts require additional documentation

  Please note that your application will be returned if any information is missing.


  The Fund may reject any share purchase application for any reason. The Fund will send investors a written confirmation for all purchases of shares.


AUTOMATIC INVESTMENT PLAN (AIP) INFORMATION

  o Automatic purchases of fund shares can be made for as little as $50 per month.

  o You may elect to have your automatic purchase made on the 5th or the 20th of each month. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.

  o The Fund does not currently charge a fee for an Automatic Investment Plan, however, the Fund may charge a $20 fee if the automatic investment cannot be made for any reason.

  o If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

  o Your AIP will be terminated in the event two successive mailings we make to you are returned to us by the U.S. Post Office as undeliverable. If this occurs, you must call or write us to reinstate your AIP. Any changes to the plan upon reinstatement will require a Medallion signature guarantee.


                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES

  Investors can sell (redeem) their shares on any business day. All redemption requests must be made directly or through the Servicing Agent. The Servicing Agents have established procedures that investors must follow in selling (redeeming) shares. Such procedures need not be identical among Servicing Agents. These procedures should be carefully reviewed by investors.

  Redemption requests placed with a Servicing Agent prior to the close of regular trading on the New York Stock Exchange will be priced at the applicable net asset value determined that day. If a Servicing Agent receives the redemption request after the close of regular trading on the New York Stock Exchange, or on a holiday, weekend or a day the New York Stock Exchange is closed, then the Servicing Agent will process the redemption on the next business day.

OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Fund, shareholders should consider the following:

  1.  The redemption may result in a taxable gain.

  2. As permitted by the Investment Company Act of 1940, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.

  3. If your account balance falls below $500 because you redeem shares, you will be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

  4. The Fund may pay redemption requests "in kind." This means that the Fund will pay redemption requests entirely or partially with securities rather than with cash.


SYSTEMATIC WITHDRAWAL PLAN (SWP)

  o You may arrange to make monthly, quarterly or annual redemptions of $100 or more.

  o Your account balance must be at least $10,000 at the time you begin the plan. The account value is based upon the net asset value.

  o Your SWP may be made on the 5th or the 20th of each month. If the day you designate falls on a weekend or legal holiday, the distribution will take place on the following business day unless that business day is a year end, in which case it will occur on the prior business day.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The PIA BBB Bond Fund distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. You have two distribution options:

  O AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

  O ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

  The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, our Adviser considers the tax effects of its investment decisions to be of secondary importance.

                              FINANCIAL HIGHLIGHTS


  The financial highlights table is intended to help you understand the Fund's financial performance for the period indicated. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements, are included in the Annual Report which is available upon request.



                                                        SEPT. 26, 2003*<F5> TO
                                                             NOV. 30, 2003
                                                        ----------------------
Per Share Operating Performance
(For a fund share outstanding throughout the period)
Net Asset Value, Beginning of Period                           $ 10.00
                                                               -------
Income from Investment Operations:
  Net Investment Income                                           0.06
  Net Realized and Unrealized Loss on Investments                (0.13)
                                                               -------
Total from Investment Operations                                 (0.07)
                                                               -------
Net Asset Value, End of Period                                 $  9.93
                                                               -------
                                                               -------

TOTAL RETURN                                                     (0.70)%(2)<F7>

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's)                              $199
Ratio of Expenses to Average Net Assets:
  Net of Waivers and Reimbursements                               0.00%(1)<F6>
  Before Waivers and Reimbursements                             224.56%(1)<F6>
Ratio of Net Investment Income (Loss) to Average Net Assets:
  Net of Waivers and Reimbursements                               3.16%(1)<F6>
  Before Waivers and Reimbursements                            (221.40)%(1)<F6>
Portfolio Turnover Rate                                             87%(2)<F7>



  *<F5>   Commencement of operations.
(1)<F6>   Annualized.
(2)<F7>   Not Annualized.


  To learn more about the PIA BBB Bond Fund you may want to read the Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. The PIA BBB Bond Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.


  You also may learn more about the PIA BBB Bond Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the PIABBB Bond Fund during its last fiscal year.



  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-628-9403.


  Prospective investors and shareholders who have questions about the PIA BBB Bond Fund may also call the following number or write to the following address:

                                PIA Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                            Santa Monica, CA  90401
                                 1-800-251-1970

  The general public can review and copy information about the PIA BBB Bond Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about PIA Mutual Fund, including the PIA BBB Bond Fund, are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-0102

  Please refer to the PIA Mutual Fund Investment Company Act File No. 811-04010 when seeking information about the PIA BBB Bond Fund from the Securities and Exchange Commission.



                                    THE PIA
                                     FUNDS

                              P R O S P E C T U S

                                 MARCH 29, 2004


                              P R O S P E C T U S

                                 MARCH 29, 2004


                                 THE PIA FUNDS


          The PIA Funds are three mutual funds in the PIA Mutual Fund family advised by Pacific Income Advisers, Inc.


                               The PIA Funds are:


               PIA Short-Term Government Securities Fund (PIASX)
                       PIA Total Return Bond Fund (PIATX)
                            PIA Equity Fund (PIAEX)


         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the
         PIA Funds invest and the services they offer to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.

                                PIA Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 251-1970

           The PIA Funds are distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS
                                                                            Page


Questions Every Investor Should Ask Before Investing in the PIA Funds          1

Fees and Expenses                                                              7

Investment Objective, Strategies and Risks                                     9

Management of the Funds                                                       12

The Funds' Share Price                                                        12

Purchasing Shares                                                             13

Redeeming Shares                                                              15

Exchanging Shares                                                             17

Dividends, Distributions and Taxes                                            18

Financial Highlights                                                          19


                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                           INVESTING IN THE PIA FUNDS

1.  WHAT ARE THE FUNDS' GOALS?

    PIA SHORT-TERM GOVERNMENT SECURITIES FUND

    The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    PIA TOTAL RETURN BOND FUND

    The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market.

    PIA EQUITY FUND

    The Equity Fund seeks long-term growth of capital. The PIA Equity Fund primarily invests in common stocks of U.S. companies.

2.  WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

    PIA SHORT-TERM GOVERNMENT SECURITIES FUND AND PIA TOTAL RETURN BOND FUND

    Each of the Short-Term Government Fund and the Total Return Bond Fund invests primarily in debt securities, although they differ significantly in the types of debt securities in which they primarily invest. The table below illustrates the differences between these Funds.

                                                  SHORT-TERM     TOTAL RETURN
                                               GOVERNMENT FUND    BOND FUND
                                               ---------------   ------------
   1. Is investing in U.S.                           Yes             Yes
      Government securities
      a primary investment strategy?

   2. Is investing in debt securities                 No             Yes
      issued by U.S. corporations a
      primary investment strategy?

   3. Is investing in mortgage-backed                Yes             Yes
      or asset-backed securities
      a primary investment strategy?

   The Short-Term Government Fund and the Total Return Bond Fund also differ in the credit quality of the securities in which they invest. The Short-Term Government Fund primarily invests in U.S. Government securities but may also invest in securities rated A or better by a nationally recognized rating agency. The Total Return Bond Fund may invest in securities rated less than A, including up to 10% of its assets in securities rated BB, Ba or B by a nationally recognized rating agency.

   The weighted average duration of the portfolios of the Short-Term Government Fund and the Total Return Bond Fund will differ. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The weighted average duration of the portfolios of the Short-Term Government Fund and the Total Return Bond Fund will range as follows:

                                        SHORT END             LONG END
                                        ---------             --------
      Short-Term Government Fund         6 months             3 years
      Total Return Bond Fund              1 year              10 years

    In selecting investments for the Short-Term Government Fund and the Total Return Bond Fund, the investment adviser primarily will consider credit quality, duration and yield. The investment adviser actively trades each Fund's portfolio. Each Fund's annual portfolio turnover rate may exceed 100%.

    PIA EQUITY FUND

    The Equity Fund primarily invests in common stocks of U.S. companies. The Equity Fund invests in common stocks of issuers that its investment adviser anticipates will have earnings which grow at a higher than average rate. These stocks may exhibit some or all of the following characteristics:

    o  relative price earnings ratio less than that anticipated in the future

    o  relative dividend yield greater than that anticipated in the future

    o  increasing returns on equity

    o  increasing operating margins

    o  below average debt to equity ratio

    The Equity Fund's investment adviser actively trades its portfolio. The Equity Fund's annual portfolio turnover rate may exceed 100%.

3.  WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUNDS?

    PIA SHORT-TERM GOVERNMENT SECURITIES FUND AND PIA TOTAL RETURN BOND FUND

    Investors in the Short-Term Government Fund and the Total Return Bond Fund may lose money. There are risks associated with investments in the types of securities in which the Funds invest. These risks include:

    O MARKET RISK: The prices of the securities in which the Funds invest may decline for a number of reasons.

   O INTEREST RATE RISK: In general, the value of bonds and other debt sec urities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. There have been extended periods of increases in interest rates that have caused significant declines in bond prices.

    O CREDIT RISK: The issuers of the bonds and other debt securities held by the Funds may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

    O PREPAYMENT RISK: Issuers of securities held by a Fund may be able to prepay principal due on securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. Rising interest rates may cause prepayments to occur at a slower than expected rate thereby increasing the duration of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities.

    O RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES: These include Market Risk, Interest Risk, Credit Risk, Prepayment Risk as well as the risk that the structure of certain mortgage-backed securities may make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.

    O LIQUIDITY RISK: Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices.

    O NON-DIVERSIFICATION RISK: The Total Return Bond Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Total Return Bond Fund invests perform poorly, the Fund could incur greater losses than it would had it invested in a greater number of securities.

    O HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Funds must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.

    Because of these risks prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA Short-Term Government Securities Fund or the PIA Total Return Bond Fund.

    PIA EQUITY FUND

    Investors in the Equity Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

    O MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

    O SMALLER CAPITALIZATION COMPANIES RISK: Smaller capitalization companies (i.e., companies with a market capitalization of $4 billion or less) typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

    O NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

    O HIGH PORTFOLIO TURNOVER RISK: High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of short-term gains are taxed as ordinary income under federal income tax laws.

    Because of these risks the PIA Equity Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the PIA Equity Fund.

    4.  HOW HAVE THE FUNDS PERFORMED?


    The bar charts and tables that follow provide some indication of the risks of investing in the PIA Funds by showing changes in each Fund's performance from year to year and how their average annual returns over various periods compare to the performance of the Lehman Brothers 1-3 Year U.S. Government Bond Index and the Merrill Lynch 1 Year Treasury Note Index with respect to the Short-Term Government Fund, the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Aggregate Bond Index with respect to the Total Return Bond Fund, and the S&P 500 and the S&P SmallCap 600 Index with respect to the Equity Fund. Please remember that a Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.


                   PIA SHORT-TERM GOVERNMENT SECURITIES FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                              1995           8.04%
                              1996           6.83%
                              1997           6.74%
                              1998           6.77%
                              1999           2.74%
                              2000           7.93%
                              2001           7.11%
                              2002           2.98%
                              2003           1.48%



Note: During the nine year period shown on the bar chart, the Fund's highest total return for a quarter was 3.24% (quarter ended September 30, 1998) and the lowest total return for a quarter was 0.11% (quarter ended June 30, 1999).



AVERAGE ANNUAL TOTAL RETURNS                                                                        SINCE THE INCEPTION DATE OF THE
(FOR THE PERIODS ENDING DECEMBER 31, 2003)                               PAST YEAR    PAST 5 YEARS       FUND (APRIL 22, 1994)
------------------------------------------                               ---------    ------------  -------------------------------
PIA Short-Term Government Securities Fund
   Return before taxes                                                     1.48%          4.42%                  5.53%
   Return after taxes on distributions(1)<F1>                              0.54%          2.55%                  3.41%
   Return after taxes on distributions and
     sale of Fund shares(1)<F1>                                            0.96%          2.60%                  3.40%
Lehman Brothers 1-3 Year U.S. Government Bond Index(2)<F2>(3)<F3>          2.01%          5.51%                  5.95%(4)<F4>
Merrill Lynch 1 Year Treasury Note Index(2)<F2>(5)<F5>                     1.45%          4.65%                  5.23%



(1)<F1> The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F2>   Reflects no deduction for fees, expenses and taxes.
(3)<F3> The Lehman Brothers 1-3 Year U.S. Government Bond Index is an unmanaged index consisting of all U.S. Treasury and agency bonds having an effective maturity of not less than one year or more than three years weighted according to market capitalization.
(4)<F4> The performance shown is for the period April 29, 1994 through December 31, 2003.
(5)<F5> The Merrill Lynch 1 Year Treasury Note Index is an unmanaged index that tracks the performance of U.S. Treasury Notes with maturities of approximately one year.


                           PIA TOTAL RETURN BOND FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                              1999          -1.02%
                              2000          11.16%
                              2001           8.20%
                              2002           5.59%
                              2003           4.73%



Note: During the five year period shown on the bar chart, the Fund's highest total return for a quarter was 4.46% (quarter ended September 30, 2001) and the lowest total return for a quarter was -1.02% (quarter ended June 30, 1999).



AVERAGE ANNUAL TOTAL RETURNS                                                                  SINCE THE INCEPTION DATE OF THE
(FOR THE PERIODS ENDING DECEMBER 31, 2003)                       PAST YEAR     PAST 5 YEARS       FUND (SEPTEMBER 1, 1998)
------------------------------------------                       ---------     ------------   -------------------------------
PIA Total Return Bond Fund
   Return before taxes                                             4.73%          5.56%                    5.72%
   Return after taxes on distributions(1)<F6>                      2.45%          3.02%                    3.23%
   Return after taxes on distributions and
     sale of Fund shares(1)<F6>                                    3.66%          3.21%                    3.39%
Lehman Brothers Government/Credit Bond Index(2)<F7>(3)<F8>         4.67%          6.66%                    6.81%
Lehman Brothers Aggregate Bond Index(2)<F7>(4)<F9>                 4.10%          6.62%                    6.72%



(1)<F6> The after-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its return after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.
(2)<F7>   Reflects no deduction for fees, expenses and taxes.
(3)<F8> The Lehman Brothers Government/Credit Bond Index is an unmanaged index consisting of U.S. Treasury and agency bonds and publicly issued US corporate and foreign debentures and secured notes that are rated investment grade.
(4)<F9> The Lehman Brothers Aggregate Bond Index is an unmanaged index that covers the investment grade fixed rate bond market with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The issues must be rated investment grade, be publicly traded, and meet certain maturity and issue size requirements.


                                PIA EQUITY FUND
                        (TOTAL RETURN PER CALENDAR YEAR)


                              1997          19.44%
                              1998          -4.62%
                              1999          26.39%
                              2000           4.84%
                              2001           4.16%
                              2002         -22.27%
                              2003          40.97%



Note: During the seven year period shown on the bar chart, the Fund's highest total return for a quarter was 34.45% (quarter ended December 31, 1999) and the lowest total return for a quarter was -20.88% (quarter ended September 30, 2002).



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2003)                       PAST YEAR     PAST 5 YEARS    SINCE DECEMBER 13, 1996(1)<F10>
------------------------------------------                       ---------     ------------    -------------------------------
PIA Equity Fund(2)<F11>
   Return before taxes                                             40.97%         8.63%                     7.40%
   Return after taxes on distributions(3)<F12>                     40.97%         7.80%                     5.67%
   Return after taxes on distributions and
     sale of Fund shares(3)<F12>                                   26.63%         6.95%                     5.35%
S&P 500(4)<F13>(5)<F14>                                            28.68%        -0.57%                     7.78%
S&P SmallCap 600 Index(4)<F13>(6)<F15>                             38.79%         9.67%                    10.49%



(1)<F10> The Fund's investment adviser, Pacific Income Advisers, Inc., became investment adviser on this date.
(2)<F11> These results do not reflect the maximum sales charge of 4.50% that was in effect until March 29, 2004.
(3)<F12> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4)<F13>  Reflects no deduction for fees, expenses and taxes.
(5)<F14> The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely recognized unmanaged index of common stock prices.
(6)<F15> The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.


                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the PIA Funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                   SHORT-TERM          TOTAL RETURN             EQUITY
                                                                 GOVERNMENT FUND         BOND FUND               FUND
                                                                 ---------------       ------------             ------

     Maximum Sales Charge (Load)
       Imposed on Purchases (as a
       percentage of offering price)                             No Sales Charge      No Sales Charge      No Sales Charge
     Maximum Deferred Sales Charge (Load)                          No Deferred          No Deferred          No Deferred
                                                                  Sales Charge         Sales Charge          Sales Charge


     Maximum Sales Charge (Load)
       Imposed on Reinvested Dividends
       And Distributions                                         No Sales Charge      No Sales Charge      No Sales Charge
     Redemption Fee                                                   None                 None                  None
     Exchange Fee                                                     None                 None                  None

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

     Management Fees                                                  0.20%                0.30%                1.00%
     Distribution and/or Service (12b-1) Fees*<F16>                   0.10%                0.10%                0.50%
     Other Expenses                                                   0.31%                0.37%                3.88%
     Total Annual Fund Operating Expenses                             0.61%**<F17>         0.77%**<F17>         5.38%**<F17>



 *<F16> Expense information has been restated to reflect current distribution fees.
**<F17> Expense reimbursements. During the fiscal year ended November 30, 2003, the investment adviser, Pacific Income Advisers, Inc., reimbursed each of the Funds to the extent necessary to limit Total Annual Operating Expenses for the Short-Term Government Fund, Total Return Bond Fund and Equity Fund to an annual rate of 0.35%, 0.45% and 2.50%, respectively. Pacific Income Advisers, Inc. has agreed to reimburse each of the Funds to the extent necessary to limit Total Annual Operating Expenses to the amounts stated below. Pacific Income Advisers, Inc. may discontinue reimbursing the PIA Funds at any time but will not do so prior to November 30, 2004.

                         FUND                                 AMOUNT
                         ----                                 ------
               SHORT-TERM GOVERNMENT FUND                     0.35%
               TOTAL RETURN BOND FUND                         0.50%
               EQUITY FUND                                    2.50%


EXAMPLE

  This example is intended to help you compare the cost of investing in the PIA Funds with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                 ------     -------     -------     --------
   Short-Term Government Fund     $ 36      $  169      $  314      $  737
   Total Return Bond Fund         $ 51      $  219      $  401      $  929
   Equity Fund                    $253      $1,352      $2,442      $5,132


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

PIA SHORT-TERM GOVERNMENT SECURITIES FUND
AND PIA TOTAL RETURN BOND FUND

  The Short-Term Government Fund seeks a high level of current income, consistent with low volatility of principal through investing in short-term adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. government securities"). This Fund normally will invest at least 80% of its net assets in short-term U.S. government securities and adjustable rate and floating rate U.S. government securities having a duration of less than 3 years. The Total Return Bond Fund seeks to maximize total return through investing in bonds, while minimizing risk as compared to the market. This Fund normally will invest at least 80% of its net assets in "bonds". Both Funds consider a "bond" to be any debt instrument other than a money market debt instrument. Neither Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in either Fund might not earn income and investors could lose money.

         HOW WE INVEST OUR ASSETS - FIRST WE TARGET PORTFOLIO DURATION

  In assembling each Fund's portfolio, our Adviser first determines a target duration for each Fund. Duration is a measure of a debt security's price sensitivity. Duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The following are examples of the relationship between a bond's maturity and its duration. A 5% coupon bond having a ten year maturity will have a duration of approximately 7.5 years. Similarly, a 5% coupon bond having a three year maturity will have a duration of approximately 2.6 years. The weighted average duration of the Short-Term Government Fund will range from 6 months to 3 years and the weighted average duration of the Total Return Bond Fund will range from 1 year to 10 years. The actual duration for each Fund will depend on our Adviser's outlook on the shape of the yield curve of fixed income securities. Our Adviser, Pacific Income Advisers, Inc., maintains a data base of historical yield curve shapes and has developed a methodology of analyzing these shapes. It believes that deviations from the normal yield curve, which from time to time happen, provide investors with the opportunity to achieve above average returns on a risk-adjusted basis. When a deviation from the normal yield curve occurs, our Adviser will have the Funds invest in those securities which it believes will experience the largest declines in relative yield when the yield curves "spring back" to a more normal shape. For example

  o When the yield curve is relatively steep, our Adviser will tend to increase the Funds' weighted average duration;

  and

  o When the yield curve is flat or inverted, our Adviser will tend to decrease the Funds' weighted average duration.

        HOW WE INVEST OUR ASSETS - NEXT WE ALLOCATE AMONG ASSET CLASSES

PIA SHORT-TERM GOVERNMENT SECURITIES FUND

  The Short-Term Government Fund primarily invests in two broad asset classes, Mortgage-Backed Securities issued or guaranteed by the U.S. government or its agencies and instrumentalities and other U.S. government securities. Our Adviser will allocate the Fund's assets between these broad asset classes depending on the relative investment attractiveness of these classes. Our Adviser may also invest a small portion of this Fund's assets in securities rated A or better by a nationally recognized rating agency when the difference in yield between similar government and non-government securities is high.

PIA TOTAL RETURN BOND FUND

  The Total Return Bond Fund primarily invests in three broad asset classes, U.S. Treasury securities, Mortgage-Backed Securities and investment grade corporate debt securities. Again our Adviser will allocate the Fund's assets between these broad asset classes depending on the relative investment attractiveness of these classes. The Fund will not invest in other classes of debt securities unless our Adviser believes that on a risk adjusted basis other asset classes are more attractive. For example the Fund may invest a small portion (up to 10%) of its assets in debt securities rated less than investment grade.

  In determining the relative investment attractiveness of a broad asset class, the Adviser considers risk as well as yield. Usually investing in securities with a high yield involves more risk of loss than investing in securities with a low yield. Our Adviser attempts to keep the Fund's portfolio risk (or volatility) below that of the Lehman Brothers Government/Credit Bond Index over a full market cycle. The two principal components of risk of a debt security are duration and credit quality.

       HOW WE INVEST OUR ASSETS - FINALLY WE SELECT INDIVIDUAL SECURITIES

  After having determined the target duration and allocation among asset classes, our Adviser looks for the most attractive yields in the various asset classes. Within each of the broad asset classes, there are numerous sectors. For a number of reasons securities of one sector may have higher or lower yields, on a risk-adjusted basis, than securities of another sector. Our Adviser will attempt to take advantage of the yield differentials among sectors.

                               PORTFOLIO TURNOVER

  Our Adviser actively trades each Fund's portfolio. It does so to take advantage of the inefficiencies of the markets for debt securities. Each Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when a Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in a Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by a Fund's shareholders of increased taxes on realized gains. Distributions to a Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                                     RISKS

  There are a number of risks associated with the various securities in which these Funds will at times invest. These include:

  O RISKS ASSOCIATED WITH ADJUSTABLE RATE AND FLOATING RATE SECURITIES. Although adjustable and floating rate debt securities tend to be less volatile than fixed-rate debt securities, they nevertheless fluctuate in value. A sudden and extreme increase in prevailing interest rates may cause adjustable and fixed-rate debt securities to decline in value because

  o there may be a time lag between the increases in market rates and an increase in the interest paid on the adjustable or floating rate security

  o there may be limitations on the permitted increases in the interest paid on adjustable or floating rate security so that the interest paid does not keep pace with increases in market interest rates

  o the duration of adjustable rate securities which are Mortgage-Backed Securities may increase because of slowing of prepayments causing investors to consider these securities to be longer term securities.

  O RISKS ASSOCIATED WITH ZERO COUPON U.S. TREASURY SECURITIES. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

  O RISKS ASSOCIATED WITH HIGH YIELD SECURITIES. The Total Return Bond Fund may invest in high yield securities. High yield securities (or "junk bonds") provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally thinner and less active than the market for higher quality securities. This may limit the ability of the Total Return Bond Fund to sell high yield securities at the prices at which they are being valued for purposes of calculating net asset value.

PIA EQUITY FUND

  The Equity Fund seeks long-term growth of capital. This Fund normally will invest at least 80% of its net assets in equity securities. The Equity Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Equity Fund might not appreciate and investors may lose money.

  The Equity Fund may, in response to adverse markets, economic, political or other conditions, take temporary defensive positions. This means the Equity Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Equity Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value. Even when the Equity Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

                            HOW WE INVEST OUR ASSETS

  In investing the Equity Fund's assets, our Adviser looks for seasoned smaller companies having a market capitalization of $4 billion or less. Our Adviser is a "bottom up" investor. This means it bases investment decisions on company specific factors. Our Adviser looks for stocks that it believes will have earnings which grow at a higher than average rate. These stocks may exhibit some or all of the following characteristics:

  o  relative price earnings ratio less than that anticipated in the future

  o  relative dividend yield greater than anticipated in the future

  o  increasing returns on equity

  o  increasing operating margins

  o  below average debt to equity ratio.

  Our Adviser may invest in stocks in any industry. The Equity Fund sells stocks when our Adviser believes that either the stock's price reflects the company's longer term earnings prospects or the longer term fundamentals of the company are likely to deteriorate.

                               PORTFOLIO TURNOVER

  Our Adviser actively trades the Equity Fund's portfolio. The Equity Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Equity Fund replaces securities valued at 100% of its average net assets within a one year period.) Higher portfolio turnover (100% or more) will result in the Equity Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the Equity Fund's shareholders of increased taxes on realized gains. Distributions to the Equity Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                            MANAGEMENT OF THE FUNDS

             PACIFIC INCOME ADVISERS MANAGES THE FUNDS' INVESTMENTS

  Pacific Income Advisers (the "Adviser") is the investment adviser to each of the PIA Funds. The Adviser's address is:

             1299 Ocean Avenue, Suite 210, Santa Monica, CA  90401

  The Adviser has been in business since 1987. As the investment adviser to each Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. Each Fund pays the Adviser an annual investment advisory fee equal to the following percentages of average net assets:

            PIA Short-Term Government Securities Fund           0.20%
            PIA Total Return Bond Fund                          0.30%
            PIA Equity Fund                                     1.00%

  The investment advisory fee paid by the PIA Equity Fund is lower at various asset levels. The day-to-day management of each Fund's portfolio is conducted by a committee of employees of the Adviser.

                               DISTRIBUTION FEES

  Each of the PIA Funds has adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act of 1940. This Plan allows each Fund to use part of its assets (up to 0.10% of the Short-Term Government Fund's and Total Return Bond Fund's average daily net assets and up to 0.50% of the Equity Fund's average daily net assets) to pay sales, distribution and other fees for the sale of their shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUNDS' SHARE PRICE


  The price at which investors purchase and redeem shares of each Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. Each Fund values most money market instruments it holds at their amortized cost. Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the net asset value determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.


                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUNDS

  1.  Read this Prospectus carefully

  2. Determine how much you want to invest keeping in mind the following minimums:

      A.  NEW ACCOUNTS
          o  Individual Retirement Accounts
          o  and qualified retirement plans                             $  100
          o  Automatic Investment Plan                                  $  100
          o  All other accounts                                         $1,000

      B.  EXISTING ACCOUNTS
          o  Dividend reinvestment                                  No Minimum
          o  All accounts                                               $   50

  3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, prepare a brief letter stating the registration of your account, the name of the Fund whose shares you want to purchase and your account number. If you have any questions, please call 1-800-628-9403.


  4. Make your check payable to "PIA Mutual Fund." All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Funds will not accept cash, third party checks, money orders, traveler's checks, starter checks, credit card checks or other checks deemed to be high risk. UMB FUND SERVICES, INC., THE FUNDS' TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY A FUND AS A RESULT. (THE FUNDS MAY REDEEM SHARES YOU OWN AS REIMBURSEMENT FOR ANY SUCH LOSSES. THE FUNDS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR SHARES OF THE FUNDS.)


  5.  Send the application and check to:

      PIA Mutual Fund
      c/o UMB Fund Services, Inc.
      P. O. Box 1328
      Milwaukee, WI  53201-1328

  6.  Purchasing Shares By Wire:

      You may purchase shares of the Funds by wiring federal funds from your bank, which may charge you a fee for doing so. For initial purchases by wire, call the transfer agent at 1-800-628-9403 for instructions on setting up an account. Then, provide your bank with the following information for purposes of wiring your investment:

      UMB Bank, N.A.                      For further credit to:
      ABA #101000695                        Investor Account #_______________
      For credit to PIA Mutual Fund         Name or Account Registration
      Acct. #9871062791                     SSN or TIN
                                            Identify which fund to purchase

      You must mail a completed application to the transfer agent after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

PURCHASING SHARES FROM BROKER-DEALERS, FINANCIAL INSTITUTIONS AND OTHERS


  Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser.



  The Funds may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Funds as an investment alternative in the programs they offer or administer. Servicing agents may:



  1. Become shareholders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Funds' minimum purchase requirement.



  2. Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds.



  3. Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.


  4. Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.


  5. Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on the Funds' behalf). This means that a Fund will process the purchase order at the net asset value which is determined following the Servicing Agent's (or its designee's) acceptance of the customer's order.



  If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. When you purchase shares through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.



AUTOMATIC INVESTMENT PLAN (AIP) INFORMATION

  The Funds offer an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. There is a maximum purchase amount of $50,000 per fund per day by ACH (Automated Clearing House).

  o Automatic purchases of fund shares can be made for as little as $50 per month.

  o You may elect to have your automatic purchase made on the 5th or the 20th of each month. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.

  o The Funds do not currently charge a fee for an Automatic Investment Plan, however, the Funds may charge a $25 fee if the automatic investment cannot be made for any reason.

  o If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

  o Your AIP will be terminated in the event two successive mailings we make to you are returned to us by the U.S. Post Office as undeliverable. If this occurs, you must call or write us to reinstate your AIP. Any changes to the plan upon reinstatement will require a Medallion signature guarantee.


OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUNDS


  In order to ensure compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, the Funds are required to obtain the following information for all registered owners:

  o  Full name

  o  Date of birth

  o  Social security number

  o  Permanent street address (P.O. Box is not acceptable)

  o  Corporate accounts require additional documentation

  Please note that your application will be returned if any information is missing.



  The Funds may reject any share purchase application for any reason. Shares of the PIA Funds are generally available in all states.


  The Funds will send investors a written confirmation for all purchases of shares.

  The Funds offer the following retirement plans:

  o  Traditional IRA                              o  Roth IRA


  Investors can obtain further information about the IRAs by calling the Funds at 1-800-628-9403. The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.


                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1.  Prepare a letter of instruction containing:

      o  the name of the Fund(s)

      o  account number(s)

      o  the amount of money or number of shares being redeemed

      o  the name(s) on the account

      o  daytime phone number

      o additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds' transfer agent, UMB Fund Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

      o The redemption proceeds are to be sent to an address other than the address of record

      o  The redemption proceeds exceed $50,000.

      THE FINANCIAL INSTITUTION WHERE YOU RECEIVE YOUR SIGNATURE GUARANTEE MUST BE A PARTICIPANT IN THE SECURITIES TRANSFER ASSOCIATION MEDALLION PROGRAM (STAMP). A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

  4.  Send the letter of instruction to:

      PIA Mutual Fund
      c/o UMB Fund Services, Inc.
      P.O. Box 1328
      Milwaukee, WI  53201-1328

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

  1. Instruct UMB Fund Services, Inc. that you want the option of redeeming shares by telephone. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.

  2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

  3. Call UMB Fund Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUND OR THE ADVISER.

HOW TO REDEEM (SELL) SHARES THROUGH SERVICING AGENTS

  If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.


SYSTEMATIC WITHDRAWAL PLAN (SWP)

  o You may arrange to make monthly, quarterly or annual redemptions of $100 or more.

  o Your account balance must be at least $10,000 at the time you begin the plan. The account value is based upon the net asset value.

  o Your SWP may be made on the 5th or the 20th of each month. If the day you designate falls on a weekend or legal holiday, the distribution will take place on the following business day.


PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

  1. UMB Fund Services, Inc. receives your written request in proper form with all required information.

  2. UMB Fund Services, Inc. receives your authorized telephone request with all required information.


  3. A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of either the Short-Term Government Fund or the Total Return Bond Fund receives your request in accordance with its procedures.



  For those shareholders who redeem shares by mail or by telephone, UMB Fund Services, Inc. will send the redemption proceeds no later than the seventh day after it receives the request in proper form with all required information. Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.


OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Funds, shareholders should consider the following:

  1.  The redemption may result in a taxable gain.

  2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  3. The Funds may delay the payment of redemption proceeds for up to seven days in all cases.

  4. If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  5. UMB Fund Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  6. The Funds reserve the right to refuse a telephone redemption request if they believe it is advisable to do so. The Funds and UMB Fund Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor UMB Fund Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.
      They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact UMB Fund Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.


  7. If your account balance falls below $500 because you redeem shares, you may be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Funds may close your account and mail the redemption proceeds to you.


  8. The Funds may pay redemption requests "in kind." This means that the Funds will pay redemption requests entirely or partially with securities rather than with cash.

                               EXCHANGING SHARES

ELIGIBLE FUNDS


  Shares of the Funds may be exchanged for shares of any other PIA Fund, but not for the PIA BBB Bond Fund or the OCM Gold Fund, at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.


HOW TO EXCHANGE SHARES


  1.  Read this Prospectus.



  2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements.



  3. Call UMB Fund Services, Inc. at 1-800-628-9403 between the hours of 8:00 a.m. and 8:00 p.m. Eastern time on days the New York Stock Exchange is open. Prior to calling UMB Fund Services, Inc., you must instruct UMB Fund Services, Inc. that you want the option of exchanging shares by telephone. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.



  You may also exchange shares by mail. To do so, prepare a letter of instruction containing:

  o  the names of the Funds

  o  account number(s)

  o  the amount of money or number of shares being exchanged

  o  the name(s) on the account

  o  daytime phone number

  Please contact the Funds' transfer agent, UMB Fund Services, Inc., in advance, at 1-800-628-9403 if you have any questions.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Short-Term Government Fund and the Total Return Bond Fund each distributes substantially all of its net investment income monthly and substantially all of its capital gains annually. The Equity Fund distributes substantially all of its net investment income annually and substantially all of its capital gains annually. You have two distribution options:

  O AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

  O ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to UMB Fund Services, Inc. or by calling 1-800-628-9403.


  Each Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income (Equity Fund only) and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Funds, our Adviser considers the tax effects of its investment decisions to be of secondary importance.


                              FINANCIAL HIGHLIGHTS


  The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Annual Report which is available upon request.


                   PIA SHORT-TERM GOVERNMENT SECURITIES FUND


                                                                           FOR THE YEARS ENDED

                                                   11/30/03       11/30/02       11/30/01       11/30/00       11/30/99
                                                   --------       --------       --------       --------       --------
Net Asset Value, Beginning of Year                  $10.29         $10.36         $10.12         $10.07         $10.38
                                                    ------         ------         ------         ------         ------
Income from investment operations:
  Net Investment Income                               0.20           0.36           0.52           0.66           0.55
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   (0.04)         (0.07)          0.25           0.05          (0.25)
                                                    ------         ------         ------         ------         ------
Total from Investment Operations                      0.16           0.29           0.77           0.71           0.30
                                                    ------         ------         ------         ------         ------
Less Distributions:
  Dividends from net investment income               (0.28)         (0.35)         (0.52)         (0.66)         (0.55)
  Distributions from net realized gains              (0.02)         (0.01)            --             --          (0.06)
  Tax return of Capital                                 --             --          (0.01)            --             --
                                                    ------         ------         ------         ------         ------
Total Distributions                                  (0.30)         (0.36)         (0.53)         (0.66)         (0.61)
                                                    ------         ------         ------         ------         ------
Net Asset Value, End of Year                        $10.15         $10.29         $10.36         $10.12         $10.07
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
TOTAL RETURN                                         1.56%          2.87%          7.74%          7.30%          3.00%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000s)                  $69,482        $72,743        $71,141        $47,191        $47,455
Ratio of Expenses to Average Net Assets:
  Net of Waivers and Reimbursements                  0.35%          0.35%          0.33%          0.30%          0.30%
  Before Waivers and Reimbursements                  0.59%          0.58%          0.46%          0.48%          0.47%
Ratio of Net Investment Income
  to Average Net Assets:
  Net of Waivers and Reimbursements                  1.99%          3.16%          4.97%          6.49%          5.40%
  Before Waivers and Reimbursements                  1.75%          2.93%          4.84%          6.31%          5.23%
Portfolio Turnover Rate                                74%           185%           121%            89%           110%


                           PIA TOTAL RETURN BOND FUND


                                                                           FOR THE YEARS ENDED

                                                   11/30/03       11/30/02       11/30/01       11/30/00       11/30/99
                                                   --------       --------       --------       --------       --------
Net Asset Value, Beginning of Period                $19.91         $20.15         $19.23         $18.92         $20.27
                                                    ------         ------         ------         ------         ------
Income from investment operations:
  Net Investment Income                               0.94           0.94           1.13           1.24           1.16
  Net Realized and Unrealized Gain (Loss)
    on Investments                                   (0.05)         (0.13)          0.93           0.31          (1.31)
                                                    ------         ------         ------         ------         ------
Total from Investment Operations                      0.89           0.81           2.06           1.55          (0.15)
                                                    ------         ------         ------         ------         ------
Less Distributions:
  Dividends from net investment income               (1.00)         (0.91)         (1.14)         (1.24)         (1.16)
  Distributions from net realized gains              (0.39)         (0.14)            --             --          (0.04)
                                                    ------         ------         ------         ------         ------
Total Distributions                                  (1.39)         (1.05)         (1.14)         (1.24)         (1.20)
                                                    ------         ------         ------         ------         ------
Net Asset Value, End of Period                      $19.41         $19.91         $20.15         $19.23         $18.92
                                                    ------         ------         ------         ------         ------
                                                    ------         ------         ------         ------         ------
TOTAL RETURN                                         4.60%          4.17%         10.94%          8.54%        (0.74)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)                $39,051        $60,008        $59,473        $34,545        $29,652
Ratio of Expenses to Average Net Assets:
  Net of Waivers and Reimbursements                  0.45%          0.45%          0.43%          0.40%          0.40%
  Before Waivers and Reimbursements                  0.73%          0.70%          0.55%          0.61%          0.63%
Ratio of Net Investment Income
  to Average Net Assets:
  Net of Waivers and Reimbursements                  4.69%          4.76%          5.61%          6.61%          6.06%
  Before Waivers and Reimbursements                  4.41%          4.51%          5.49%          6.40%          5.38%
Portfolio Turnover Rate                               190%           297%           134%            46%           104%


                                PIA EQUITY FUND


                                                                           FOR THE YEARS ENDED

                                                   11/30/03         11/30/02       11/30/01       11/30/00       11/30/99
                                                   --------         --------       --------       --------       --------
Net Asset Value, Beginning of Year                  $16.41           $19.44         $20.46         $17.68         $17.54
                                                    ------           ------         ------         ------         ------
Income from investment operations:
  Net Investment Income (Loss)                       (0.24)           (0.23)         (0.03)          0.01           0.05
  Net Realized and Unrealized Gain (Loss)
    on Investments                                    6.56            (2.70)          1.01           2.77           1.83
  Payment by Affiliate                                0.07               --             --             --             --
                                                    ------           ------         ------         ------         ------
Total from Investment Operations                      6.39            (2.93)          0.98           2.78           1.88
                                                    ------           ------         ------         ------         ------
Less Distributions:
  Dividends from net investment income                  --               --          (0.02)            --          (0.08)
  Distributions from net realized gains                 --            (0.10)         (1.98)            --          (1.66)
                                                    ------           ------         ------         ------         ------
Total Distributions                                     --            (0.10)         (2.00)            --          (1.74)
                                                    ------           ------         ------         ------         ------
Net Asset Value, End of Year                        $22.80           $16.41         $19.44         $20.46         $17.68
                                                    ------           ------         ------         ------         ------
                                                    ------           ------         ------         ------         ------
TOTAL RETURN(1)<F18>                                38.94%(2)<F19> (15.08)%          4.63%         15.72%         12.07%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000s)                   $4,347           $4,340         $5,605         $3,318         $2,072
Ratio of Expenses to Average Net Assets:
  Net of Waivers and Reimbursements                  2.24%            1.80%          1.80%          1.80%          1.80%
  Before Waivers and Reimbursements                  5.29%            3.41%          2.86%          3.72%          5.36%
Ratio of Net Investment Income (Loss)
  to Average Net Assets:
  Net of Waivers and Reimbursements                (1.27)%          (1.11)%        (0.11)%          0.10%          0.30%
  Before Waivers and Reimbursements                (4.32)%          (2.72)%        (1.17)%        (1.82)%        (3.26)%
Portfolio Turnover Rate                               224%             220%           186%           526%           276%



(1)<F18> Total return does not reflect sales loads charged by the PIA Equity Fund. Effective March 29, 2004, the PIA Equity Fund discontinued charging a sales load.
(2)<F19> For the year ended November 30, 2003, 0.37% of the Fund's total return relates to payment by affiliate.


  To learn more about the PIA Funds you may want to read the PIA Funds' Statement of Additional Information (or "SAI") which contains additional information about the PIA Funds. The PIA Funds have incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the PIA Funds' investments by reading the PIA Funds' annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the PIA Funds during their last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-628-9403.

  Prospective investors and shareholders who have questions about the PIA Funds may also call the following number or write to the following address:

                                PIA Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                            Santa Monica, CA  90401
                                 1-800-251-1970

  The general public can review and copy information about the PIA Funds (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about PIA Mutual Fund, including the PIA Funds, are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-0102

  Please refer to the PIA Funds' Investment Company Act File No. 811-04010 when seeking information about the PIA Funds from the Securities and Exchange Commission.




                              (OCM GOLD FUND LOGO)


                              P R O S P E C T U S

                                 MARCH 29, 2004


                              P R O S P E C T U S

                                 MARCH 29, 2004



                              (OCM GOLD FUND LOGO)



           The OCM Gold Fund is a mutual fund in the PIA Mutual Fund family advised by Orrell Capital Management, Inc.


         Please read this Prospectus and keep it for future reference.
      It contains important information, including information on how the
       OCM Gold Fund invests and the services it offers to shareholders.

                 The Securities and Exchange Commission has not
             Approved or Disapproved these Securities or Determined
         if this Prospectus is Accurate or Complete. Any Representation to the Contrary is a Criminal Offense.

                                PIA Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                        Santa Monica, California  90401
                                 (800) 251-1970

          The OCM Gold Fund is distributed by Syndicated Capital, Inc.

                               TABLE OF CONTENTS

                                                                            Page


Questions Every Investor Should Ask Before Investing in the OCM Gold Fund      1

Fees and Expenses                                                              3

Investment Objective, Strategies and Risks                                     5

Management of the Fund                                                         6

The Fund's Share Price                                                         6

Purchasing Shares                                                              8

Redeeming Shares                                                              10

Exchanging Shares                                                             12

Dividends, Distributions and Taxes                                            13

Financial Highlights                                                          14


                   QUESTIONS EVERY INVESTOR SHOULD ASK BEFORE
                         INVESTING IN THE OCM GOLD FUND

1.  WHAT IS THE FUND'S GOAL?

    The Fund seeks long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

2.  WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?

    The Fund mainly invests in common stocks. The Fund's investment adviser bases its decisions to purchase and sell securities on company specific factors, not general economic conditions. Under normal market conditions, it will invest in:

  o Major gold producers, intermediate gold producers and junior gold producers,

  o  Exploration and development companies,

  o  Producers of other precious metals, and

  o  Royalty companies.

3.  WHAT ARE THE PRINCIPAL RISKS IN INVESTING IN THE FUND?

    Investors in the Fund may lose money. There are risks associated with investments in the types of securities in which the Fund invests. These risks include:

  o MARKET RISK: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged.

  o SMALLER CAPITALIZATION COMPANIES RISK: Many of the companies in which the Fund invests are smaller capitalization companies (i.e., companies with a market capitalization of $4 billion or less). Smaller capitalization companies typically have relatively lower revenues, limited product lines, lack of management depth and a smaller share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of larger capitalization companies. Less trading volume may make it more difficult for the investment adviser to sell stocks of smaller capitalization companies at quoted market prices. Finally there are periods when investing in smaller capitalization stocks falls out of favor with investors and the stocks of smaller capitalization companies underperform.

  o PRECIOUS METALS PRODUCERS RISK: The prices of securities of gold and precious metals producers have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals may decline versus the dollar, which would adversely affect the market prices of the securities of gold and precious metals producers.

  o NON-DIVERSIFICATION RISK: The Fund is a non-diversified investment company. As such it will invest in fewer securities than diversified investment companies and its performance may be more volatile. If the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it would have had it invested in a greater number of securities.

  o FOREIGN INVESTMENT RISKS: The following risks associated with investing in foreign common stocks are in addition to the risks associated with investing in U.S. common stocks.

  Currency Risk:  The U.S. dollar value of foreign securities traded in foreign
  --------------
currencies (and any dividends and interest earned) may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to the foreign currencies in which securities held by the Fund are traded will adversely affect the Fund.

  Country Risk:  Political, social or economic events in a country may
  -------------
adversely affect the Fund's investments in the country.

  Regulation Risk:  Investors in a foreign securities market may not be
  ----------------
afforded the same protections as investors in U.S. securities markets. Also it may be more difficult, costly and slower to enforce legal rights of the Fund in foreign countries.

  Liquidity Risk:  Foreign securities markets tend to have less trading volume
  --------------
and are more volatile than U.S. securities markets. Less trading volume makes it more difficult to sell foreign securities at quoted prices.

  Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will fluctuate in value should not invest in the Fund.

4.  HOW HAS THE FUND PERFORMED?

    The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to the Standard & Poor's Composite Index of 500 Stocks and the Philadelphia Stock Exchange Gold & Silver Index ("XAU Index"). Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                         TOTAL RETURN PER CALENDAR YEAR


                          1997               -37.50%
                          1998                -6.73%
                          1999                -2.47%
                          2000               -21.14%
                          2001                31.10%
                          2002                93.25%
                          2003                48.31%



Note: During the seven year period shown on the bar chart, the Fund's highest total return for a quarter was 39.67% (quarter ended March 31, 2002) and the lowest total return for a quarter was -30.76% (quarter ended December 31, 1997). The results do not reflect a sales charge. If they did, the returns would have been lower.



AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDING DECEMBER 31, 2003)             PAST YEAR     PAST 5 YEARS    SINCE DECEMBER 13, 1996(1)<F1>
------------------------------------------             ---------     ------------    ------------------------------
OCM Gold Fund(2)<F2>
   Return before taxes                                   41.57%         22.50%                   7.07%
   Return after taxes on distributions(3)<F3>            41.23%         22.44%                   7.03%
   Return after taxes on distributions
     and sale of Fund shares(3)<F3>                      27.48%         20.07%                   6.18%
S&P 500(4)<F4>(5)<F5>                                    28.68%         -0.57%                   7.78%
XAU Index(4)<F4>(6)<F6>                                  43.95%         12.89%                   0.33%



(1)<F1> The Fund's investment adviser, Orrell Capital Management, Inc., became investment adviser on this date.
(2)<F2>   These results reflect the maximum sales charge of 4.50%.
(3)<F3> The after-tax returns above were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(4)<F4>   Reflects no deduction for fees, expenses and taxes.
(5)<F5> The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized unmanaged index of common stock prices.
(6)<F6> The XAU Index is a capitalization-weighted index featuring twelve widely held securities in the gold and silver mining and production industry or companies investing in such mining and production companies.


                               FEES AND EXPENSES

  The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)                         4.50%
   Maximum Deferred Sales Charge (Load)                No Deferred Sales Charge
   Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends And Distributions                 No Sales Charge
   Redemption Fee (as a percentage of amount redeemed)*<F7>      1.50%
   Exchange Fee (as a percentage of amount exchanged)*<F7>       1.50%


*<F7> This fee only applies to shares sold or exchanged within 3 months of their purchase date.



ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
   Management Fees                                               0.99%
   Distribution and/or Service (12b-1) Fees                      0.99%
   Other Expenses                                                0.41%
   Total Annual Fund Operating Expenses                          2.39%


EXAMPLE

  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


             1 YEAR         3 YEARS         5 YEARS         10 YEARS
             ------         -------         -------         --------
              $681           $1,162          $1,668          $3,054


                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

  The Fund seeks long-term growth of capital through investing primarily (normally 80% or more of its net assets) in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals. The Fund may not change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors may lose money.

  The Fund may, in response to adverse markets, economic, political or other conditions, take temporary defensive positions. This means the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of capital appreciation to the extent that it invests in money market instruments since these securities earn interest, but do not appreciate in value. Even when the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

                            HOW WE INVEST OUR ASSETS

  In investing the Fund's assets, our investment adviser, Orrell Capital Management, Inc. ("OCM"), first considers the price of gold and whether it expects the price of gold to increase or decrease. OCM primarily invests in common stocks of major gold producers because their prices tend to be sensitive to changes in the price of gold. OCM believes that because of gold's monetary value, securities of gold mining companies offer an opportunity to achieve long-term growth of capital and to protect wealth against eroding monetary values. Because of OCM's emphasis on gold's monetary value, the Fund will only invest a small portion of its assets in securities of companies producing other precious metals.

  In addition to investing in common stocks of major gold producers, the Fund will also invest in common stocks of intermediate gold producers, junior gold producers and exploration and development companies. The Fund may also purchase gold, silver, platinum and palladium bullion as well as gold or silver coins. When the Fund purchases coins, it purchases coins for their metallic value, not for their currency or numismatic value.

  OCM is a "bottom up" investor. This means it makes investment decisions on company specific factors. Among the company's specific factors OCM considers are:

  o  sales and earnings growth

  o  the extent of ore holdings

  o  efficiency of mining operations

  o  melting and refinery costs

  o  capital adequacy to maintain and expand operations

  The Fund will sell a security if OCM believes a company's fundamentals will deteriorate or if it believes a company's stock has little potential for further appreciation. Since the price of gold is a key factor affecting the revenues of gold producers, OCM must consider the price of gold in its "bottom up" analysis. For example, many exploration and development companies become significantly more attractive investments as the price of gold rises.

                               PORTFOLIO TURNOVER

  The Fund's annual portfolio turnover rate usually will not exceed 100%. Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period. Higher portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of these transaction costs reduces total return. Higher portfolio turnover could result in the payment by the Fund's shareholders of increased taxes on realized gains. Distributions to the Fund's shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

                                     RISKS

  There are a number of risks associated with an investment in the Fund. These include:

  o ADDITIONAL RISKS ASSOCIATED WITH PRECIOUS METALS PRODUCERS: OCM primarily invests in common stocks whose price is sensitive to changes in the price of gold. The market prices of these common stocks may be more volatile than the prices of common stocks in general because of their sensitivity to changes in the price of gold. The price of gold may change substantially over short periods of time because of economic, political or other conditions affecting one of the four major gold producers outside of the United States (Australia, Canada, South Africa and the former U.S.S.R.). The price of gold may also change substantially because of unpredictable monetary policies and economic and political conditions in countries throughout the world. For example, countries may decide to reduce their gold reserves and increase their currency reserves, which could cause the price of gold to decline.

  o CONCENTRATION RISK: Because the Fund concentrates its investments in gold producers, a development adversely affecting that industry (for example, changes in the mining laws which increase production costs) would have a greater adverse effect on the Fund than it would if the Fund invested in a number of different industries.

  o SOUTH AFRICAN RISKS: The Fund invests in South African companies. These investments may be subject to somewhat greater risk than investments in companies of countries with more stable political profiles.

                             MANAGEMENT OF THE FUND

         ORRELL CAPITAL MANAGEMENT, INC. MANAGES THE FUND'S INVESTMENTS

  Orrell Capital Management, Inc. ("OCM"), is the Fund's investment adviser. OCM's address is:


                    1536 Holmes Street, Livermore, CA  94550


  OCM has been in business since 1984. As the investment adviser to the Fund, OCM manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The Fund pays OCM an annual advisory fee equal to 1.0% of its average net assets. The fee is lower at various asset levels.

  Gregory M. Orrell is primarily responsible for the day-to-day management of the Fund's portfolio. He is the Fund's portfolio manager. Mr. Orrell has been President of OCM since 1984.

                               DISTRIBUTION FEES

  The Fund has adopted a Distribution Plan and Agreement under Rule 12b-1 under the Investment Company Act. This Plan allows the Fund to use up to 0.99% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             THE FUND'S SHARE PRICE

  The price at which investors purchase shares of the Fund is called its offering price. The price at which shareholders redeem shares of the Fund is called its net asset value. The offering price is equal to the net asset value at the time of purchase, plus any applicable sales charge. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the offering price (for purchases) and net asset value (for redemptions) determined LATER THAT DAY. It will process purchase orders that it receives and accepts and redemption orders that it receives AFTER the close of regular trading at the offering price (for purchases) and net asset value (for redemptions) determined at the close of regular trading on the NEXT DAY the New York Stock Exchange is open.

  The Fund may hold securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not calculate its net asset values. To the extent it does so, its net asset value may change on days when investors cannot purchase or redeem Fund shares.

                                 SALES CHARGES

  The following table shows the amount of the sales charge you would pay when you purchase shares of the Fund:

                               SALES CHARGE AS A PERCENTAGE OF                                     SALES CHARGE AS A PERCENTAGE OF
AMOUNT OF PURCHASE            OFFERING PRICE   AMOUNT INVESTED     AMOUNT OF PURCHASE             OFFERING PRICE    AMOUNT INVESTED
------------------            --------------   ---------------     ------------------             --------------    ---------------
Less than $100,000                 4.50%            4.71%          $500,000 to $999,999               2.00%              2.04%
$100,000 to $249,999               3.00%            3.09%          $1,000,000 or more                  None               None
$250,000 to $499,999               2.50%            2.56%

                           REDUCING THE SALES CHARGE


  You may be able to reduce or waive the sales charges on your Fund purchases through an "accumulation right" or through a statement of intent. If you or your broker seeks to qualify purchase orders for a reduction or elimination of the Fund's initial sales charge, you must identify such orders and account numbers and, if necessary, support their qualification for the reduced or eliminated sales charge, at the time the purchase is made. When opening an account, please request and complete the appropriate form for seeking the reduction or elimination of the sales charge which may be obtained from the Fund by calling 1-800-628-9403 or from your broker. For more information about reduced sales charges, consult your broker or the Distributor, and refer to the Fund's Statement of Additional Information. Your broker or the Distributor can explain to you how the accumulation right and the statement of intent operate.


                            NET ASSET VALUE PURCHASE

  You may purchase shares of the Fund at net asset value (without a sales charge) if you:


  O   Invest $1,000,000 or more in the Fund.


  O Purchase Fund shares using the proceeds from the redemption, within the previous sixty days, of shares of another mutual fund or interest in a commodity pool.


  O Purchase Fund shares in an amount not exceeding the amount of Fund shares which you previously owned and redeemed.


  O   Or members of your family are:

      a.  Officers or trustees of PIA Mutual Fund
      b. Officers, directors, consultants to and employees or customers of the Distributor, any selected dealer or any investment adviser to any PIA Mutual Fund.

  O   Are a publisher or subscriber to certain investment advisory newsletters.

  O Are an investment adviser investing on behalf of your discretionary accounts.

                               PURCHASING SHARES

HOW TO PURCHASE SHARES FROM THE FUND

  1.  Read this Prospectus carefully.

  2. Determine how much you want to invest keeping in mind the following minimums:

     A.  NEW ACCOUNTS
         o  Individual Retirement Accounts
              and qualified retirement plans                             $  100
         o  Automatic Investment Plan                                    $  100
         o  All other accounts                                           $1,000

     B.  EXISTING ACCOUNTS
         o  Dividend reinvestment                                    No Minimum
         o  All accounts                                                    $50

  3. Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, prepare a brief letter stating the registration of your account, the name of the Fund and your account number. If you have any questions, please call 1-800-628-9403.


  4. Make your check payable to "PIA Mutual Fund". All checks must be drawn on U.S. banks. Please write your account number on your check when you are adding to an existing account. The Fund will not accept cash, third party checks, money orders, traveler's checks, starter checks, credit card checks or other checks deemed to be high risk. UMB FUND SERVICES, INC., THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED FOR INSUFFICIENT FUNDS. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT. (THE FUND MAY REDEEM SHARES YOU OWN AS REIMBURSEMENT FOR ANY SUCH LOSSES. THE FUND RESERVES THE RIGHT TO REJECT ANY PURCHASE ORDER FOR SHARES OF THE FUND.)


  5.  Send the application and check to:

      PIA Mutual Fund
      c/o UMB Fund Services, Inc.
      P.O. Box 1328
      Milwaukee, WI  53201-1328

  6.  Purchasing Shares By Wire:

      You may purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. For initial purchases by wire, you must call the transfer agent at 1-800-628-9403 for instructions on setting up an account. Then, provide your bank with the following information for purposes of wiring your investment:

      UMB Bank, N.A.                       For further credit to:
      ABA #101000695                         Investor Account #_______________
      For credit to PIA Mutual Fund          Name or Account Registration
      Acct. #9871062791                      SSN or TIN
                                              Identify which fund to purchase

      You must mail a completed application to the transfer agent after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Fund and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the custodian bank. There is presently no fee for the receipt of wired funds, but the Fund may charge a fee in the future.

PURCHASING SHARES FROM SELECTED DEALERS

  You may purchase shares of the Fund through brokers or dealers ("Selected Dealers") who have a sales agreement with our distributor, Syndicated Capital, Inc. Selected Dealers may use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing directly from the Fund. The Selected Dealers may charge fees to their customers for the services they provide them.


  Selected Dealers may be authorized to accept purchase orders on behalf of the Fund. This means that the Fund will process the purchase order at the offering price which is determined following the Selected Dealer's acceptance of the customer's order. Your purchase order must be received in good order by the Selected Dealer before the close of regular trading on the New York Stock Exchange to receive that day's share price. The Selected Dealer is responsible for placing purchase orders promptly with the transfer agent and for forwarding payment in accordance with instructions of the Fund or our Distributor.



AUTOMATIC INVESTMENT PLAN (AIP) INFORMATION

  The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. There is a maximum purchase amount of $50,000 per fund per day by ACH (Automated Clearing House).

  o Automatic purchases of fund shares can be made for as little as $50 per month.

  o You may elect to have your automatic purchase made on the 5th or the 20th of each month. If these dates fall on a weekend or legal holiday, purchases will be made on the following business day.

  o The Fund does not currently charge a fee for an Automatic Investment Plan, however, the Fund may charge a $25 fee if the automatic investment cannot be made for any reason.

  o If you redeem an account with an AIP to a zero balance, the plan will be discontinued.

  o Your AIP will be terminated in the event two successive mailings we make to you are returned to us by the U.S. Post Office as undeliverable. If this occurs, you must call or write us to reinstate your AIP. Any changes to the plan upon reinstatement will require a Medallion signature guarantee.


OTHER INFORMATION ABOUT PURCHASING SHARES OF THE FUND


  In order to ensure compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, the Fund is required to obtain the following information for all registered owners:

  o   Full name

  o   Date of birth

  o   Social security number

  o   Permanent street address (P.O. Box is not acceptable)

  o   Corporate accounts require additional documentation

  Please note that your application will be returned if any information is missing.



  The Fund may reject any share purchase application for any reason. Shares of the OCM Gold Fund are generally available in all states.



  The Fund will send investors a written confirmation for all purchases of shares.


  The Fund offers the following retirement plans:

  o  Traditional IRA          o  Roth IRA


  Investors can obtain further information about the IRAs by calling the Fund at 1-800-628-9403. The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them.


                                REDEEMING SHARES

HOW TO REDEEM (SELL) SHARES BY MAIL

  1.  Prepare a letter of instruction containing:

      o  the name of the Fund

      o  account number(s)

      o  the amount of money or number of shares being redeemed

      o  the name(s) on the account

      o  daytime phone number

      o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, UMB Fund Services, Inc., in advance, at 1-800-628-9403 if you have any questions.

  2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

  3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

      o The redemption proceeds are to be sent to a person other than the person in whose name the shares are registered

      o The redemption proceeds are to be sent to an address other than the address of record

      o   The redemption proceeds exceed $50,000.

      THE FINANCIAL INSTITUTION WHERE YOU RECEIVE YOUR SIGNATURE GUARANTEE MUST BE A PARTICIPANT IN THE SECURITIES TRANSFER ASSOCIATION MEDALLION PROGRAM (STAMP). A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.

  4.  Send the letter of instruction to:

      PIA Mutual Fund
      c/o UMB Fund Services, Inc.
      P.O. Box 1328
      Milwaukee, WI  53201-1328

HOW TO REDEEM (SELL) SHARES BY TELEPHONE

  1. Instruct UMB Fund Services, Inc. that you want the option of redeeming shares by telephone. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.

  2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

  3. Call UMB Fund Services, Inc. at 1-800-628-9403. PLEASE DO NOT CALL THE FUND OR OCM.

HOW TO REDEEM (SELL) SHARES THROUGH SELECTED DEALERS


  You may redeem your shares through Selected Dealers. (If your shares are held of record by the Selected Dealer, you must redeem them through the Selected Dealer.) If you place a redemption order with a Selected Dealer prior to the close of regular trading on the New York Stock Exchange, the Fund will process your redemption order at the net asset value determined that day. The Selected Dealer is responsible for placing redemption orders promptly with the transfer agent and for forwarding stock certificates, stock powers and other necessary documents within three business days. The Fund will send the proceeds either to you or to the Selected Dealer depending on the instructions of the Selected Dealer.



SYSTEMATIC WITHDRAWAL PLAN (SWP)

  o You may arrange to make monthly, quarterly or annual redemptions of $100 or more.

  o Your account balance must be at least $10,000 at the time you begin the plan. The account value is based upon the net asset value.

  o Your SWP may be made on the 5th or the 20th of each month. If the day you designate falls on a weekend or legal holiday, the distribution will take place on the following business day.

  o The 1.5% redemption fee does not apply to shares redeemed through the plan.


PAYMENT OF REDEMPTION PROCEEDS

  The redemption price per share you receive for redemption requests is the next determined net asset value after:

  1. UMB Fund Services, Inc. receives your written request in proper form with all required information.

  2. UMB Fund Services, Inc. receives your authorized telephone request with all required information.

  3. A Selected Dealer that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures and promptly forwards your redemption request to UMB Fund Services, Inc.

  For those shareholders who redeem shares by mail or telephone, UMB Fund Services, Inc. will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request in proper form with all required information. Those shareholders who redeem shares through Selected Dealers will receive their redemption proceeds in accordance with the procedures established by the Selected Dealer.

OTHER REDEMPTION POLICIES


  As noted in the Fund's "Shareholder Fees" table, the Fund imposes a 1.50% redemption fee on the value of shares redeemed less than 3 months after purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.


OTHER REDEMPTION CONSIDERATIONS

  When redeeming shares of the Fund, shareholders should consider the following:

  1.  The redemption may result in a taxable gain.

  2. Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

  3. The Fund may delay the payment of redemption proceeds for up to seven days in all cases.

  4. If you purchased shares by check, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

  5. UMB Fund Services, Inc. will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

  6. The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and UMB Fund Services, Inc. may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor UMB Fund Services, Inc. will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.
      They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a shareholder cannot contact UMB Fund Services, Inc. by telephone, he or she should make a redemption request in writing in the manner described earlier.


  7. If your account balance falls below $500 because you redeem shares, you may be given 60 days to make additional investments so that your account balance is $500 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.


  8. The Fund may pay redemption requests "in kind". This means that the Fund will pay redemption requests entirely or partially with securities rather than cash.

                               EXCHANGING SHARES

ELIGIBLE FUNDS

  Shares of the Fund may be exchanged for shares of the following portfolios of PIA Mutual Fund

   - PIA Short-Term Government Securities Fund

   - PIA Equity Fund

   - PIA Total Return Bond Fund

at their relative net asset values. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.

OTHER EXCHANGE POLICIES


  As noted in the Fund's "Shareholder Fees" table, the Fund imposes a 1.50% exchange fee on the value of shares exchanged less than 3 months after purchase. The exchange fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or shares held in retirement plans. The exchange fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.


HOW TO EXCHANGE SHARES

  1.  Read this Prospectus and, if applicable, the Prospectus for the PIA
      Funds.

  2. Determine the number of shares you want to exchange keeping in mind that you must comply with the minimum investment requirements. (The PIA Funds have the same minimum requirements as the Fund.)


  3. Call UMB Fund Services, Inc. at 1-800-628-9403 between the hours of 8:00 a.m. and 8:00 p.m. Eastern time on days the New York Stock Exchange is open. Prior to calling UMB Fund Services, Inc., you must instruct UMB Fund Services, Inc. that you want the option of exchanging shares by telephone. This can be done by writing to UMB Fund Services, Inc. requesting this option, in which case a signature guarantee is required, or simply by completing the Purchase Application without expressly declining telephone exchange and redemption privileges.



  You may also exchange shares by mail. To do so, prepare a letter of instruction containing:

  o   the names of the Funds

  o   account number(s)

  o   the amount of money or number of shares being exchanged

  o   the name(s) on the account

  o   daytime phone number

  Please contact the Funds' transfer agent, UMB Fund Services, Inc., in advance, at 1-800-628-9403 if you have any questions.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Fund distributes substantially all of its net investment income annually and substantially all of its capital gains annually. You have two distribution options:

  O AUTOMATIC REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund Shares.

  O ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application. You may change your election by writing to UMB Fund Services, Inc. or by calling 1-800-628-9403.


  The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). In managing the Fund, OCM considers the tax effects of its investment decisions to be of secondary importance.


                              FINANCIAL HIGHLIGHTS


  The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP, along with the Funds' financial statements, are included in the Annual Report which is available upon request.



                                                                      FOR THE YEARS ENDED

                                              11/30/03       11/30/02       11/30/01       11/30/00       11/30/99
                                              --------       --------       --------       --------       --------
Net Asset Value, Beginning of Year             $ 7.53         $ 4.71         $ 3.52         $ 4.75         $ 4.98
                                               ------         ------         ------         ------         ------
Income from Investment Operations:
  Net Investment Loss                           (0.12)         (0.09)         (0.04)         (0.05)         (0.04)
  Net Realized and Unrealized
  Gain (Loss) on Investments
  and Foreign Currency Transactions              7.05           2.91           1.23          (1.18)         (0.19)
                                               ------         ------         ------         ------         ------
Total from Investment Operations                 6.93           2.82           1.19          (1.23)         (0.23)
                                               ------         ------         ------         ------         ------
Net Asset Value, End of Year                   $14.46         $ 7.53         $ 4.71         $ 3.52         $ 4.75
                                               ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------
TOTAL RETURN(1)<F8>                            92.03%         59.87%         33.81%       (25.89)%        (4.62)%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in 000s)             $84,230        $35,109        $17,924         $9,240        $11,799
Ratio of Expenses to Average Net Assets:
  Net of Waivers and Reimbursements             2.39%          2.66%          2.60%          2.44%          2.44%
  Before Waivers and Reimbursements             2.39%          2.66%          2.60%          2.99%          3.02%
Ratio of Net Investment Loss
to Average Net Assets:
  Net of Waivers and Reimbursements           (1.42)%        (1.46)%        (1.14)%        (1.19)%        (1.03)%
  Before Waivers and Reimbursements           (1.42)%        (1.46)%        (1.14)%        (1.74)%        (1.61)%
Portfolio Turnover Rate                           17%            32%             5%             3%             9%



(1)<F8>   Total return does not reflect sales loads charged by the Fund.


  To learn more about the Fund you may want to read the Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. The Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

  You also may learn more about the Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during its last fiscal year.

  The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling 1-800-628-9403.

  Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address:

                                PIA Mutual Fund
                               1299 Ocean Avenue
                                   Suite 210
                            Santa Monica, CA  90401
                                 1-800-251-1970

  The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about PIA Mutual Fund, including the OCM Gold Fund, are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

                            Public Reference Section
                       Securities and Exchange Commission
                          Washington, D.C. 20549-0102

  Please refer to the Fund's Investment Company Act File No. 811-04010, when seeking information about the Fund from the Securities and Exchange Commission.

                                 PIA MUTUAL FUND


            Statement of Additional Information dated March 29, 2004


                                For the PIA Funds

                  PIA SHORT-TERM GOVERNMENT SECURITIES FUND
                  PIA EQUITY FUND
                  PIA TOTAL RETURN BOND FUND


                  This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated March 29, 2004 of PIA Mutual Fund (the "Trust") relating to the PIA Funds. The "PIA Funds" are the PIA Short-Term Government Securities Fund (the "Short-Term Government Fund"), the PIA Equity Fund (the "Equity Fund") and the PIA Total Return Bond Fund (the "Total Return Bond Fund"). Copies of the Prospectus may be obtained from the Trust's Distributor, Syndicated Capital, Inc. (the "Distributor"), 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

                  The following financial statements are incorporated by reference to the Annual Report, dated November 30, 2003, of PIA Mutual Fund (File No. 811-04010) as filed with the Securities and Exchange Commission on February 6, 2004.

                  Schedule of Investments
                           PIA Short-Term Government Securities Fund
                           PIA Equity Fund
                           PIA Total Return Bond Fund
                  Statements of Assets and Liabilities
                  Statements of Operations
                  Statements of Changes in Net Assets
                  Notes to Financial Statements
                  Financial Highlights
                  Report of Independent Auditors


                  Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 628-9403.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


FUND HISTORY AND CLASSIFICATION...............................................3
     Investment Restrictions..................................................3
     Illiquid Securities......................................................5
     Leverage.................................................................6
     Lending Portfolio Securities.............................................6
     Hedging Instruments......................................................7
     Options on Securities....................................................7
     Stock Index Options......................................................8
     Stock Index Futures and Debt Futures.....................................9
     Options on Stock Index Futures and Debt Futures.........................10
     Exclusion from Definition of Commodity Pool Operator....................11
     Special Risks of Hedging Strategies.....................................11
     Limitations on Options and Futures......................................11
     Temporary Investments...................................................11
     U.S. Government Securities and Mortgage-Backed Securities...............12
     High Yield and Other Securities.........................................16
     When Issued and Delayed-Delivery Securities.............................18
     Depository Receipts.....................................................18
     Foreign Securities......................................................19
     Portfolio Turnover......................................................22
MANAGEMENT...................................................................22
     Management Information..................................................22
     Committee...............................................................24
     Compensation............................................................24
     Code of Ethics..........................................................24
     Proxy Voting Policy.....................................................25
     Investment Advisory Agreements..........................................37
     Share Ownership.........................................................37
     The Adviser and the Administrator.......................................40
     Portfolio Transactions and Brokerage....................................43
     Distribution Plan.......................................................45
NET ASSET VALUE..............................................................48
SHAREHOLDER SERVICES.........................................................50
TAXES........................................................................51
     General.................................................................51
     Rule 17a-7 Transactions.................................................52
     Taxation of Hedging Instruments.........................................52
     Foreign Taxes...........................................................54
     Back-up Withholding.....................................................54
GENERAL INFORMATION..........................................................55
SALES CHARGES................................................................57
CALCULATION OF PERFORMANCE DATA..............................................57
DESCRIPTION OF SECURITIES RATINGS............................................59
                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated March 29, 2004, and, if given or made, such information or representations may not be relied upon as having been authorized by PIA Mutual Fund. This Statement of Additional Information does not constitute an offer to sell securities.

                        FUND HISTORY AND CLASSIFICATION


                  The Trust, PIA Mutual Fund, is an open-end management investment company consisting of five separate portfolios: the PIA Short-Term Government Securities Fund, the PIA Equity Fund, the PIA Total Return Bond Fund, the OCM Gold Fund and the PIA BBB Bond Fund (each a "Fund" and collectively the "Funds"). This Statement of Additional Information provides information on three of the portfolios, the PIA Funds. Of the PIA Funds, the Short-Term Government Fund is diversified and the Equity Fund and the Total Return Bond Fund are non-diversified. PIA Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. Between December 27, 1996 and March 27, 2003, the Trust was known as "Monterey Mutual Fund." Prior to December 27,1996 the Trust was known as "Monitrend Mutual Fund." The Short-Term Government Fund was called the "PIA Adjustable Rate Government Securities Fund" prior to December 20, 1996. The Equity Fund was called the "Monitrend Growth Fund" prior to December 20, 1996.


Investment Restrictions
-----------------------

                  The Trust has adopted the following restrictions applicable to the PIA Funds as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the Fund as to which the policy change is being sought. Under the 1940 Act, approval of the holders of a "majority" of a Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

                  Each of the Funds may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result more than 5% of such Fund's total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of each of the Equity Fund and the Total Return Bond Fund may be invested without regard to this restriction and 25% of the total assets of the Short-Term Government Fund may be invested without regard to this restriction.

                  No Fund may:

                  1. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

                  2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

                  3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or officer or director of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

                  4. Make investments for the purpose of exercising control or management.

                  5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                  6. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

                  7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

                  8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

                  9. Purchase securities on margin (but each Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and each of the Funds may borrow money as set forth in Investment Restriction No. 11).

                 10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of that Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

                 11. Issue senior securities, borrow money or pledge its assets except that each Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings and each Fund (other than the Equity Fund) may borrow for investment purposes on a secured or unsecured basis. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.)

                 12. Buy or sell commodities or commodity contracts except futures and related options or real estate or interests in real estate (including limited partnership interests).

For purposes of this restriction, Mortgage-Backed Securities are not considered real estate or interests in real estate.

                 13. Participate on a joint or joint and several basis in any trading account in securities.

                 14. Purchase any security restricted as to disposition under federal securities laws except that subject to Securities and Exchange Commission ("SEC") limitations on investments in illiquid securities, the Total Return Bond Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

                 15. Make loans, except through repurchase agreements and the loaning of portfolio securities by the Short-Term Government Fund and the Total Return Bond Fund.

                 16. Purchase foreign securities or currencies; this restriction does not apply to the Equity Fund or the Total Return Bond Fund.

                  In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of each of the Funds to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. If the Board of Trustees determines to change this non-fundamental policy for any Fund, that Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

Illiquid Securities
-------------------

                  It is the position of the SEC (and an operating although not a fundamental policy of each Fund) that open-end investment companies such as the Funds should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The Short-Term Government Fund has limited its investments in illiquid securities to 10% of the value of its net assets. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Funds do not expect to own any investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the Funds' investment adviser, Pacific Income Advisers, Inc. (the "Adviser"), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets);

(ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of a Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Leverage
--------

                  From time to time each Fund (other than the Equity Fund) may increase its ownership of securities by borrowing on a secured or unsecured basis at fixed and floating rates of interest and investing the borrowed funds. It is not anticipated that any of the Funds will use its borrowing power to an extent greater than 25% of the value of its assets. Borrowings will be made only from banks and only to the extent that the value of the assets of the Fund in question, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, after giving effect to the proposed borrowing. If the value of the assets of the Fund in question so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such 300% coverage. Since substantially all of the assets of the Funds fluctuate in value, but borrowing obligations may be fixed, the net asset value per share of the Funds will correspondingly tend to increase and decrease in value more than otherwise would be the case.

Lending Portfolio Securities
----------------------------

                  Each of the Funds (other than the Equity Fund) may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the "Guidelines") and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund in question if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the Fund in question. Any loan might be secured by any one or more of the three types of collateral.

                  The Fund in question receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Funds may also pay reasonable finder's, custodian and administrative fees but only to persons not affiliated with the Trust. A Fund will not have the right to vote securities on loan, but the terms of the loan will permit the Funds to terminate the loan and thus reacquire the loaned securities on three days notice.

                  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. Each Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments
-------------------

                  Each of the Funds may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in a Fund's portfolio ("short hedging") or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities ("long hedging"). A Fund so authorized may engage in short hedging in an attempt to protect that Fund's value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when a Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the Funds may use are discussed below.

Options on Securities
---------------------

                  An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

                  One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

                  Call Options on Securities. When a Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

                  To terminate its obligation on a call which it has written, the Fund which wrote the call may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund which wrote the call retains the premium received. All call options written by the Funds must be "covered." For a call to be "covered" (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or
(ii).

                  When a Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund which bought the call benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and that Fund will lose its premium payment and the right to purchase the related investment.

                  Put Options on Securities. When a Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits that Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put. The Equity Fund may not write put options.

                  When the Short-Term Government Fund or the Total Return Bond Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the Funds must be "covered." For a put to be "covered", the Fund must maintain cash or liquid securities equal to the option price.

Stock Index Options
-------------------

                  Options on stock indices are based on the same principles as options on securities, described above. The main difference is that the underlying instrument is a stock index, rather than an individual security. Furthermore, settlement of the option is made, not in the stocks that make up the index, but in cash. The amount of cash is the difference between the closing price of the index on the exercise date and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier").

                  A variety of index options are currently available. Some options involve indices that are not limited to any particular industry or segment of the market, and such an index is referred to as a "broadly based stock market index." Others involve stocks in a designated industry or group of industries, and such an index is referred to as an "industry index" or "market segment index." In selecting an option to hedge the Equity Fund's portfolio, the Adviser may use either an option based on a broadly based stock market index, or one or more options on market segment indices, or a combination of both, in order to attempt to obtain the proper degree of correlation between the indices and the Equity Fund's portfolio. (The Short-Term Government Fund and the Total Return Bond Fund may not invest in stock index options.)

                  In addition to the risks of options generally and the risk of imperfect correlation, discussed above, buyers and writers of index options are subject to additional risks unique to index options. Because exercises of index options are settled in cash, call writers cannot provide precisely in advance for their potential settlement obligations by holding the underlying securities. In addition, there is the risk that the value of the Equity Fund's portfolio may decline between the time that a call written by the Equity Fund is exercised and the time that it is able to sell equities. Even if an index call written by it were "covered" by another index call held by it, because a writer is not notified of exercise until at least the following business day, the Equity Fund is exposed to the risk of market changes between the day of exercise and the day that it is notified of the exercise. If the Equity Fund holds an index option and chooses to exercise it, the level of the underlying index may change between the time the Equity Fund exercises the option and the market closing. All calls on stock indices written by the Equity Fund must be covered.

Stock Index Futures and Debt Futures
------------------------------------

                  The Equity Fund, but not the Short-Term Government Fund or the Total Return Bond Fund, may invest in futures contracts on stock indices ("Stock Index Futures") and options on Stock Index Futures. The Short-Term Government Fund and the Total Return Bond Fund, but not the Equity Fund, may invest in futures contracts on debt securities ("Debt Futures") or options on Debt Futures.

                  A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market - a futures exchange - that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. Each Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract that it has entered into.

                  To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange. Stock Index Futures are settled at maturity, not by delivery of the stocks making up the index, but by cash settlement. However, the entire value of the contract does not change hands; only the gains and losses on the contract since the preceding day are credited and debited to the accounts of the buyers and sellers, just as on every other preceding trading day, and the positions are closed out.

                  One risk in employing Futures to attempt to protect against declines in the value of the securities held by a Fund is the possibility that the prices of Futures will correlate imperfectly with the behavior of the market value of that Fund's securities. The ordinary spreads between prices in the cash and futures markets, due to differences in those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. The liquidity of the Futures being considered for purchase or sale by a Fund will be a factor in their selection by the Adviser. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

                  It is possible that, where a Fund has sold Futures in a short hedge, the market may advance but the value of the securities held by the Fund in question may decline. If this occurred, that Fund would lose money on the Future and also experience a decline in the value of its securities. Where Futures are purchased in a long hedge, it is possible that the market may decline; if the Fund in question then decides not to invest in securities at that time because of concern as to possible further market decline or for other reasons, that Fund will realize a loss on the Future that is not offset by a reduction in the price of any securities purchased.

Options on Stock Index Futures and Debt Futures
-----------------------------------------------

                  Options on Futures are similar to options on securities, except that the related investment is not a security, but a Future. Thus, the buyer of a call option obtains the right to purchase a Future at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a Future at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying Future.

                  The risks of options on Futures are similar to those of options on securities and also include the risks inherent in the underlying Futures.

Exclusion from Definition of Commodity Pool Operator
----------------------------------------------------

                  Each of the Funds has claimed an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


Special Risks of Hedging Strategies
-----------------------------------

                  Participation in the options or futures markets involves investment risks and transactions costs to which a Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser's prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options and Futures
----------------------------------

                  Transactions in options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to Futures. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

Temporary Investments
---------------------

                  Each Fund may invest in cash and money market securities. The Equity Fund may do so when taking a temporary defensive position and all of the Funds may do so to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

                  The Funds may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (NRSRO).

                  Each Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time a Fund purchases a security, that Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the "Resold Securities". The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian or another bank either directly or through a securities depository.

U.S. Government Securities and Mortgage-Backed Securities
---------------------------------------------------------

                  As used in this Statement of Additional Information, the term "U.S. Government securities" means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

                  Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and bonds that have been stripped of their unmatured interest coupons.

                  U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

                  Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. Each Fund investing in U.S. Government securities will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

                  Among the U.S. Government securities that each Fund investing in U.S. Government securities may purchase are "Mortgage-Backed Securities" of the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These Mortgage-Backed Securities include "pass-through" securities and "participation certificates"; both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal (including prepayments on mortgages in the pool) rather than only interest payments. Another type of Mortgage-Backed Security is the "collateralized mortgage obligation", which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.

                  The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

                  Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors' housing needs, job transfer, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the Mortgage-Backed Securities that were prepaid.

                  Certain mortgage loans underlying the Mortgage-Backed Securities in which the Funds may invest will be adjustable rate mortgage loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

                  There are two main categories of indices which provide the basis for rate adjustments on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund's portfolio and therefore in the net asset value of the Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

                  Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers.

In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

                  The mortgage loans underlying other Mortgage-Backed Securities in which the Funds may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

                  CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or other assets ("Mortgage Assets") underlying the CMOs may cause some or all of the class of CMOs to be retired substantially earlier than their final distribution dates. Generally interest is paid or accrued on all classes of CMOs on a monthly basis.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  Each Fund may invest in stripped Mortgage-Backed U.S. Government securities ("SMBS"). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of a Fund's limitation on investments in illiquid securities. Whether SMBS are liquid or illiquid will be determined in accordance with guidelines established by the Trust's Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

                  Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan "due on sale" clauses and state usury laws. Even though the Funds will invest in Mortgage-Backed Securities which are U.S. Government securities, these regulations may adversely affect a Fund's investments by delaying the Fund's receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

High Yield and Other Securities
-------------------------------

                  Each Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). These debt securities may be rated investment grade by Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). Securities rated BBB by Standard & Poor's or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Short-Term Government Fund will not invest in securities that are not rated at least A by Standard & Poor's or Moody's. The Total Return Bond Fund and the Equity Fund may also invest in securities that are rated below investment grade. When the Equity Fund does so it typically will invest in convertible securities when the Adviser believes the underlying common stock is a suitable investment for the Equity Fund and when the convertible security offers greater potential for total return because of its higher yield. Convertible securities are bonds or preferred stocks that may be converted (exchanged) into common stock of the issuing company within a certain period of time, for a specified number of shares. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as "junk bonds". Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

                  The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield securities and their markets, as well as on the ability of securities' issuers to repay principal and interest.

Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

                  The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Total Return Bond Fund or the Equity Fund defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield securities and a Fund's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefor tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

                  Certain securities held by a Fund including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the Fund's net assets.

                  The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Total Return Bond Fund or the Equity Fund to value accurately high yield securities or dispose of them. To the extent the Total Return Bond Fund or the Equity Fund owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

                  Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Total Return Bond Fund or the Equity Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, each Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

                  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the Funds can meet redemption requests. To the extent that the Total Return Bond Fund or the Equity Fund invests in high yield securities, the achievement of its investment objective may be more dependent on the Adviser's credit analysis than would be the case for higher quality bonds. Each Fund may retain a portfolio security whose rating has been changed.

When Issued and Delayed-Delivery Securities
-------------------------------------------

                  To ensure the availability of suitable securities for their portfolios, each Fund (other than the Equity Fund) may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. Each Fund (other than the Equity Fund) may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, a Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Funds would generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, they may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

                  Each Fund (other than the Equity Fund) may enter into mortgage "dollar rolls" in which a Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the Mortgage-Backed Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Funds will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security.

Depository Receipts
-------------------

                  The Equity Fund may invest in American Depository Receipts ("ADRs"). ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. The Equity Fund may invest in sponsored and unsponsored ADRs.

                  In addition to ADRs, the Equity Fund may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Foreign Securities
------------------

                  The Total Return Bond Fund and the Equity Fund, but not the Short-Term Government Fund, may invest in securities of foreign issuers, provided that the Equity Fund may not invest more than 10% of its total assets in securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

                  An investment may be affected by changes in currency rates and in exchange control regulations, and the Total Return Bond Fund and the Equity Fund may incur transaction costs in exchanging currencies. For example, at times when the assets of a Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of the U.S. dollar is decreasing against such currencies. Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

                  Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of broker-dealers and issuers than in the United States. The costs associated with securities transactions are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

                  Most foreign securities owned by the Total Return Bond Fund or the Equity Fund are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

                  The Total Return Bond Fund may invest in securities of companies in countries with emerging economies or securities markets ("Emerging Markets"). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the investments of the Total Return Bond Fund and the availability to the Total Return Bond Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Total Return Bond Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

                  To manage the currency risk accompanying investments in foreign securities and to facilities the purchase and sale of foreign securities, the Total Return Bond Fund and Equity Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

                  A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

                  When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security ("transaction hedging"). By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

                  When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the portfolio securities of the Total Return Bond Fund and the Equity Fund denominated in such foreign currency ("position hedging"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates the prospect into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

                  At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

                  If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

                  Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of a Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceeds the amount of foreign currency the Fund is obligated to deliver. A Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

                  Although the Total Return Bond Fund and the Equity Fund value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

                  The Total Return Bond Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency and the purchaser of a currency put obtains the right to sell the underlying currency.

                  Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the respective Fund's investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect a particular Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a Fund's foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value for the Fund's investments exactly over time.

Portfolio Turnover
------------------

                  See "Financial Highlights" in the Prospectus for information on the past portfolio turnover rates of the Funds. As indicated in the Prospectus the portfolio turnover of each of the Funds may vary significantly from year to year.

                                   MANAGEMENT

Management Information
----------------------

                  As a Massachusetts business trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Funds form a "Fund Complex" as defined in the 1940 Act and are the only funds in the Fund Complex. Each trustee oversees all five of the Funds in the Trust. The name, age, address, principal occupations during the past five years, and other information with respect to each of the trustees and officers of the Trust is set forth below.


                                                                                                        Number of
                                                        Term of                                       Portfolios in        Other
                                      Position(s)    Office(1) and                                     Fund Complex    Directorships
                                       Held with    Length of Time       Principal Occupation(s)       Overseen by         Held
       Name, Address and Age             Trust         Served            During Past 5 Years           Trustee          by Trustee
       ---------------------             -----         ------            -------------------           -------          ----------
Independent Trustees

Beatrice P. Felix                       Trustee     Served as         Sales Agent, Roland Land              5              None
1011 4th Street, #218                               Trustee since     Realty (1994-present)
Santa Monica, CA 90403                              1996
Age: 45

Ann Louise Marinaccio                   Trustee     Served as         Sales Associate, Saks Fifth           5              None
1 Norwood Road                                      Trustee since     Avenue (1986-present)
Springfield, NJ  07081                              1996
Age: 64

Robert I. Weisberg                      Trustee     Served as         President and Managing                5          Environmental
41 West Shore Road                                  Trustee since     Partner of Alco Financial                        Power, Inc.
Belvedere, CA  94920                                1996              Services, LLC (1997-present)                       and Titan
Age: 57                                                                                                                   General
                                                                                                                      Holdings, Inc.
Interested Trustee and Officers

Joseph Lloyd McAdams, Jr.(2)           Trustee,     Served as         Chairman of the Board and             5              None
1299 Ocean Avenue                      Chairman,    Trustee and       Chief Investment Officer
Suite 210                              President    Chairman since    Pacific Income Advisers, Inc.
Santa Monica, CA  90401              and Treasurer  1996              (1986-present); Chairman of
Age: 58                                             President and     the Board, Chief Executive
                                                    Treasurer since   Officer and President
                                                    February 2004     Syndicated Capital, Inc.
                                                                      (1987-present); Chairman  of
                                                                      the Board and Chief Executive
                                                                      Officer, Anworth Mortgage
                                                                      Asset Corporation (1998-
                                                                      present)

Flaven Butler                          Secretary    Served as         Assistant Vice President,            N/A              N/A
1299 Ocean Avenue                                   Secretary since   Pacific Income Advisers, Inc.
Suite 210                                           2001              (1994-present)
Santa Monica, CA 90401
Age: 31


(1) Each trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2) Mr. McAdams is considered an Interested Trustee of the Trust within the meaning of the 1940 Act. Mr. McAdams is considered an Interested Trustee because of his affiliation with Pacific Income Advisers, Inc. and Syndicated Capital, Inc.

Committee
---------


                  The Trust's Board of Trustees has created an audit committee whose members consist of Beatrice P. Felix, Ann Louise Marinaccio and Robert I. Weisberg. The primary functions of the audit committee are to recommend to the Board of Trustees the independent accountants to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' accountants and financial records. The audit committee met twice in fiscal 2003.


                  The Trust's Board of Trustees has no other committees.

Compensation
------------

                  During the fiscal year ended November 30, 2003, the Trust paid its trustees who are not affiliated with any of the investment advisers to any of the PIA Mutual Funds or the Distributor fees aggregating $13,200. The Trust's standard method of compensating the trustees who are not "interested persons" of the Trust, is to pay each such trustee an annual retainer of $2,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its trustees and officers.

                                                                  Pension or

                                                                  Retirement
                                                                   Benefits                               Total
                                                 Aggregate        Accrued as     Estimated Annual      Compensation
                                               Compensation      Part of Fund      Benefits upon     from Trust Paid
Name of Person, Position                        from Trust         Expenses         Retirement         to Trustees
------------------------                        ----------         --------         ----------            --------
Independent Trustees

Ann Louise Marinaccio                             $4,400              0                  0                $4,400

Robert I. Weisberg                                $4,400              0                  0                $4,400

Beatrice P. Felix                                 $4,400              0                  0                $4,400

Interested Trustees

Joseph Lloyd McAdams, Jr.                            0                0                  0                  0


Code of Ethics
--------------

                  The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

Proxy Voting Policy
-------------------

                  General Voting Policy. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the PIA Funds to the Adviser. The Adviser has retained Proxy Voter Services, an independent proxy voting service and a division of Institutional Shareholder Services ("ISS"), to assist it in analyzing specific proxy votes with respect to securities held by the PIA Funds and to handle the mechanical aspects of casting votes. The Adviser places substantial reliance on ISS' analyses and recommendations and generally will give instructions to ISS to vote proxies in accordance with ISS' recommendations.

                  Conflict of Interest. If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of the Adviser or any affiliate of the Adviser on the other hand, then the Adviser will vote the securities in accordance with ISS' recommendations, but only after disclosing any such conflict to the Trust's Board of Trustees prior to voting and affording such Fund the opportunity to direct the Adviser in the voting of such securities.

                  Proxy Voting Records. Beginning in August 2004, the Trust will be required to disclose annually the PIA Funds' complete proxy voting records on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and will be filed no later than August 31, 2004. Once filed, Form N-PX will be available upon request. The Form N-PX of the PIA Funds will also be available on the Securities and Exchange Commission's website at http://www.sec.gov.

                  ISS' Proxy Guidelines. The following is a summary of the material terms of ISS' U.S. Proxy Voting Policy Statement & Guidelines:

                  Voting on Director Nominees in Uncontested Elections. Votes concerning the entire board of directors are examined using the following five factors:

        - Poor long-term corporate performance record relative to its peer index and S&P 500;

        - Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

        -         Diversity of board;

        - Executive compensation (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

        - Failure of the board to properly respond to majority votes on shareholder proposals.

                  Votes on individual director nominees are made on a case-by-case basis. Votes on individual directors are examined using the following eight factors:

        - Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

        - Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

        - Failure to establish any key board committees (i.e. audit, compensation, or nominating);

        - Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

        - Chapter 7 bankruptcy, SEC violations, and criminal investigations;

        -         Interlocking directorships;

        - Performance of compensation committee members related to egregious executive compensation; and

        - Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

                  Voting for Director Nominees in Contested Elections. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

                  Votes in a contested election of directors are evaluated on a case-by-case basis with the following seven factors in consideration:

        - Long-term financial performance of the target company relative to its industry;

        -         Management's historical track record;

        -         Background to the proxy contest;

        -         Qualifications of director nominees (both slates);

        - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

        -         Equity ownership positions; and

        -         Total impact on all stakeholders.

                  Proposals Respecting CEO Serving as Chairman. Generally, votes are withheld from a CEO who is also serving in the role of chairman at the same company. Generally, shareholder proposals calling for the separation of the CEO and chairman positions are supported, as are shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

                  Proposals Respecting Independent Directors. Generally, shareholder proposals that request that the board be comprised of a majority of independent directors are supported. Votes are cast in favor of shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively. Votes are cast in opposition of boards with a majority insider board composition.

                  Proposals Respecting Director Diversity. Proposals respecting the following are supported:

        - Proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors are supported.

        - Proposals seeking the endorsement of a policy of board inclusiveness.

        - Proposals requiring the reporting to shareholders on a company's efforts to increase diversity on their boards.

                  Proposals Respecting Stock Ownership Requirements. Votes are cast against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

                  Proposals Respecting Board Structure. Votes are cast against classified boards when the issue comes up for vote.

                  Proposals Respecting Term Limits for Office. Generally, votes are cast against shareholder proposals to limit the tenure of outside directors.

                  Proposals Respecting Cumulative Voting. Votes are cast against proposals to eliminate cumulative voting. Votes are cast in favor of proposals to permit cumulative voting.

                  Proposals Respecting Director and Officer Indemnification and Liability Protection. Votes are cast against proposals to limit or eliminate entirely director and officer liability in regards to: (1) breach of the director's fiduciary "duty of loyalty" to shareholders; (2) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (3) acts involving the unlawful purchases or redemptions of stock; (4) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

                  Proposals Respecting Indemnification. Votes are cast against indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification. Votes are cast in favor of only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
(2) only if the director's legal expenses would be covered.

                  Proposals Respecting Poison Pills. Votes are cast in favor of shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Proposals to redeem a company's poison pill and proposals to ratify a poison pill are reviewed on a case-by-case basis. Votes should be withheld from any board where a dead-hand poison pill provision is in place.

                  Proposals Respecting Greenmail. Votes are cast in favor of proposals to adopt an anti-greenmail provision in charter or bylaws that would restrict a company's ability to make greenmail payments to certain shareholders. All anti-greenmail proposals are reviewed on a case-by-case basis when they are presented as bundled items with other charter or bylaw amendments.

                  Proposals Respecting Shareholder Ability to Remove Directors. Votes are cast against proposals that provide that directors may be removed only for cause. Votes are cast in favor of proposals which seek to restore the authority of shareholders to remove directors with or without cause. Votes are cast against proposals that provide only continuing directors may elect replacements to fill board vacancies. Votes are cast in favor of proposals that permit shareholders to elect directors to fill board vacancies.

                  Proposals Respecting Shareholder Ability to Alter the Size of the Board. Votes are cast in favor of proposals that seek to fix the size of the board. Votes are cast against proposals that give management the ability to alter the size of the board without shareholder approval.

                  Proposals Respecting Auditor Ratification. Votes are cast in favor of proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; or (2) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Votes are cast against proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees. Votes are withheld from Audit Committee members in cases where consulting fees exceed audit fees. Generally, shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor are supported.

                  Proposals Respecting Mergers. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

        -         Impact of the merger on shareholder value;

        - Anticipated financial and operating benefits realizable through combined synergies;

        -         Offer price (cost vs. premium);

        - Financial viability of the combined companies as a single entity;

        - Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;

        - Fairness opinion (or lack thereof); Changes in corporate governance and their impact on shareholder rights; and

        - Impact on community stakeholders and employees in both workforces.

                  Proposals Respecting Fair Price Provisions. Votes are cast in favor of fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. Votes are cast in favor of shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

                  Proposals Respecting Corporate Restructuring. Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a case-by-case basis.

                  Proposals Respecting Appraisal Rights. Votes are cast in favor of proposals to restore or provide shareholders with the right of appraisal.

                  Proposals Respecting Spin-offs. Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

                  Proposals Respecting Asset Sales. Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

                  Proposals Respecting Liquidations. Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

                  Proposals Respecting Changing Corporate Name. Votes are cast in favor of changing the corporate name in all instances if proposed and supported by management.

                  Proposals Respecting Confidential Voting. Votes are cast in favor of shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Votes are cast in favor of management proposals to adopt confidential voting procedures.

                  Proposals Respecting Shareholder Ability to Call Special Meetings. Votes are cast against proposals to restrict or prohibit shareholder ability to call special meetings. Votes are cast in favor of proposals that remove restrictions on the right of shareholders to act independently of management.

                  Proposals Respecting Shareholder Ability to Act by Written Consent. Votes are cast against proposals to restrict or prohibit shareholder ability to take action by written consent. Votes are cast in favor of proposals to allow or make easier shareholder action by written consent.

                  Proposals Respecting Equal Access. Votes are cast in favor of shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

                  Proposals Respecting Unequal Voting Rights. Votes are cast in favor of resolutions that seek to maintain or convert to a one share, one vote capital structure. Votes are cast against requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

                  Proposals Respecting Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws. Votes are cast against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Votes are cast against management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments. Votes are cast in favor of shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

                  Proposals Respecting Supermajority Shareholder Vote Requirement to Approve Mergers. Votes are cast against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Votes are cast in favor of shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

                  Proposals Respecting Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

                  Proposals Respecting Common Stock Authorization. Management proposals requesting shareholder approval to increase authorized common stock are supported when management provides persuasive justification for the increase. These proposals are evaluated on a case-by-case basis when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase are examined. Votes are cast against proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

                  Proposals Respecting Reverse Stock Splits. Management proposals to implement a reverse stock split are reviewed on a case-by-case basis, taking into account whether there is a corresponding proportional decrease in authorized shares. Generally, a reverse stock split is supported if management provides a reasonable justification for the split and reduces authorized shares accordingly.

                  Proposals Respecting Blank Check Preferred Authorization. Votes are cast in favor of proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights are reviewed on a case-by-case basis. Proposals to increase the number of authorized blank check preferred shares are reviewed on a case-by-case basis. If the company does not have any preferred shares outstanding, the requested increase will be voted against. Votes are cast in favor of shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

                  Proposals Respecting Adjustments to the Par Value of Common Stock. Votes are cast in favor of management proposals to reduce the par value of common stock.

                  Proposals Respecting Preemptive Rights. Proposals to create or abolish preemptive rights are reviewed on a case-by-case basis.

                  Proposals Respecting Debt Restructuring. Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are reviewed on a case-by-case basis. The following issues are considered:

        - Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

        - Change in Control: Will the transaction result in a change-in-control of the company?

        - Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

        -         Possible self-dealings.

                  Proposals Respecting Stock Option Plans. Option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance are supported. Likewise, plans that offer unreasonable benefits to executives that are not available to any other shareholders are opposed. ISS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. ISS will also consider any other features of the plan that may not be in shareholders' best interest.

                  In general, executive and director compensation plans are reviewed on a case-by-case basis. When evaluating executive and director compensation matters, the following three elements are reviewed:

        - Dilution: Votes are cast against plans in which the potential voting power dilution of all shares outstanding exceeds 12 percent.

        - Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, ISS accepts a 15 percent discount.

        - Repricing: Votes are cast against plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

                  Proposals Respecting Stock Option Expensing. Shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes are supported.

                  Proposals Respecting Internal Revenue Code-Related Compensation Proposals. Votes are cast in favor of amendments that place a cap on annual grants or amend administrative features. Votes are cast in favor of plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of Internal Revenue Code.

                  Proposals Respecting Amendments to Add Performance-Based Goals. Votes are cast in favor of amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

                  Proposals Respecting Amendments to Increase Shares and Retain Tax Deductions.

                  Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

                  Proposals Respecting Approval of Cash or Cash-and-Stock Bonus Plans. Generally, votes are cast against cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code if the plan provides for awards to individual participants in excess of $2 million a year. Votes are cast against plans that are deemed to be "excessive" because they are not justified by performance measures.

                  Proposals Respecting Performance Based Options. Generally, votes are cast in favor of shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

                  Shareholder Proposals to Limit Executive and Director Pay. Generally, votes are cast in favor of shareholder proposals that seek additional disclosure of executive and director pay information. Generally, votes are cast in favor of shareholder proposals that seek to eliminate outside directors' retirement benefits. All other shareholder proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

                  Proposals Respecting Golden and Tin Parachutes. Votes are cast in favor of shareholder proposals to have all golden and tin parachute agreements submitted for shareholder ratification. Generally, votes are cast against all proposals to ratify golden parachutes. Votes respecting tin parachutes are made on a case-by-case basis.

                  Proposals Respecting Employee Stock Ownership Plans. Votes are cast in favor of proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

                  Proposals Respecting Voting on State Takeover Statutes. ISS reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). ISS generally supports opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

                  Proposals Respecting Offshore Reincorporations & Tax Havens. For a company that seeks to reincorporate, ISS evaluates the merits of the move on a case-by-case basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. When reviewing a proposed offshore move, ISS will consider the following factors:

        - Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

        - The transparency (or lack thereof) of the new locale's legal system;

        - Adoption of any shareholder-unfriendly corporate law provisions;

        -         Actual, qualified tax benefits;

        -         Potential for accounting manipulations and/or discrepancies;

        -         Any pending U.S. legislation concerning offshore companies;
                  and

        - Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

                  ISS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

                  Proposals Respecting Social and Environmental Issues. In general, ISS supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. In most cases, ISS will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. In determining how to vote on social, workplace, environmental, and other related proposals, ISS specifically analyzes the following factors:

        - Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

        -         Percentage of sales, assets, and earnings affected;

        - Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

        - Whether the issues presented should be dealt with through government or company-specific action;

        - Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

        - Whether the company's analysis and voting recommendation to shareholders is persuasive;

        -         What its industry peers have done in response to the issue;

        -         Whether the proposal itself is well framed and reasonable;

        - Whether implementation of the proposal would achieve the objectives sought in the proposal; and

        - Whether the subject of the proposal is best left to the discretion of the board.

                  In general, ISS supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. ISS will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

                  Proposals Respecting Special Policy Review and Shareholder Advisory Committees. ISS supports these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

                  Proposals Respecting Military Sales. Generally, ISS supports reports on foreign military sales and economic conversion of facilities. Generally, votes are cast against proposals asking a company to develop specific military contracting criteria.

                  Proposals Respecting Political Contributions Reporting. ISS supports proposals affirming political non-partisanship, proposals requiring the reporting of political and political action committee and proposals requiring the establishment of corporate political contributions guidelines and reporting provisions.

                  Proposals Respecting Equal Employment Opportunity and Other Work Place Practice Reporting Issues. Votes are cast in favor of proposals calling for action on equal employment opportunity and anti-discrimination. Votes are cast in favor of legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance. Votes are cast in favor of non-discrimination in salary, wages, and all benefits.

                  Proposals Respecting High-Performance Workplace. Generally, ISS supports proposals that incorporate high-performance workplace standards.

                  Proposals Respecting Non-Discrimination in Retirement Benefits. ISS supports proposals that require non-discrimination in retirement benefits.

                  Proposals Respecting Fair Lending. ISS supports proposals requiring compliance with fair-lending laws and proposals that require reporting on overall lending policies and data.

                  Proposals Respecting CERES Principles. ISS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Votes are cast in favor of the adoption of the CERES Principles. Votes are cast in favor of adoption of reports to shareholders on environmental issues.

                  Proposals Respecting MacBride Principles. ISS supports proposals respecting the adoptions of the MacBride Principles for operations in Northern Ireland where the proposals request that the company abide by equal employment opportunity policies.

                  Proposals Respecting Contract Supplier Standards. ISS will generally support proposals that:

        - Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

        - Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.

        - Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

        - Create incentives to encourage suppliers to raise standards rather than terminate contracts.

        - Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

        - Request public disclosure of contract supplier reviews on a regular basis.

        - Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

                  Proposals Respecting Corporate Conduct, Human Rights, and Labor Codes. ISS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights.

                  Proposals Respecting International Operations. ISS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States. Generally, ISS supports proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.


Investment Advisory Agreements
------------------------------

                  In approving the continuation of the existing investment advisory agreements for the PIA Funds, the Board of Trustees considered a number of factors including, but not limited to, the following:


                  o      the positive performance of the Funds;

                  o each Fund's expense ratio, which the Board believes is reasonable when compared to similar funds;

                  o the high quality of the services that the Adviser has provided to each Fund, while acting as the Adviser in the past; and

                  o the compensation payable to the Adviser, which the Board believes is reasonable when compared to similar funds and viewed in light of the high quality of the services that the Adviser has provided to each Fund.


                  Based upon its review, the Board of Trustees determined that the Adviser had the capabilities, resources and personnel necessary to continue to manage the PIA Funds effectively. Further the Board of Trustees determined that based on the services the Adviser was required to render under the investment advisory agreements, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Trustees concluded that it would be in the best interest of the Funds to continue the investment advisory agreements with the Adviser.

                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Portfolio Transactions and Brokerage." None of the trustees who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Share Ownership
---------------


                  Set forth below are the names and addresses of all record holders of shares of the PIA Funds who as of February 29, 2004 beneficially owned more than 5% of a Fund's then outstanding shares (or any other holder otherwise known to the Trust to own more than 5% of the PIA Funds' outstanding shares).

                           Short-Term Government Fund


             Name and Address of
               Beneficial Owner                                         Number of Shares          Percent of Class
               ----------------                                         ----------------          ----------------
Wells Fargo Bank Minnesota, NA
FBO Arizona State University Foundation
P.O. Box 1533
Minneapolis, Minnesota  55480                                              1,358,143                    52.85%

UFCW Arizona Health & Welfare Trust
Southwest Service Administrators, Inc.
2400 West Dunlap Avenue, Suite 250
Phoenix, Arizona 85021                                                       455,830                    17.74%

Laborer's International Union of North America
AFL-CIO Local Union 270
509 Emory Street
San Jose, California  95110                                                  557,620                     8.20%

Pershing LLC
P.O. Box 2052
Jersey City, New Jersey  07303                                               370,650                     5.45%

                             Total Return Bond Fund

             Name and Address of
               Beneficial Owner                                         Number of Shares          Percent of Class
               ----------------                                         ----------------          ----------------

Wells Fargo Bank
FBO Arizona State University Foundation
P.O. Box 1533
Minneapolis, Minnesota  55480                                                1,127,210                  43.34%

Union Bank of California
FBO So. Cal. Painting Drywall Health & Welfare Trust
P. O. Box 85484
San Diego, California 92186                                                    519,618                  19.98%

Pershing LLC
P.O. Box 2052
Jersey City, New Jersey  07303                                                 332,527                  12.94%

M&T Bank
P.O. Box 1377
Buffalo, New York  14240                                                       170,192                   6.62%

                                   Equity Fund

             Name and Address of
               Beneficial Owner                                         Number of Shares          Percent of Class
               ----------------                                         ----------------          ----------------
Pershing LLC
P.O. Box 2052
Jersey City, New Jersey  07303                                                 112,940                  59.22%

Joseph Lloyd McAdams, Jr.
1299 Ocean Avenue
Suite 210
Santa Monica, CA  90401                                                         44,296                  23.23%

                  No other person owns of record or is known to the Trust to own beneficially 5% or more of the outstanding securities of any of the PIA Funds. For purposes of the 1940 Act, any person owning more than 25% of a Fund's shares may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders. Based on their ownership percentages, the Arizona State University Foundation "controls" the Total Return Bond Fund, and Pershing LLC "controls" the Equity Fund. None of such persons controls the Trust.

                  All trustees and officers of the Trust as a group beneficially owned the following percentage of the outstanding shares of each of the PIA Funds as of February 29, 2004:

                      Short-Term Government Fund                Less than 1%

                      Total Return Bond Fund                    Less than 1%

                      Equity Fund                               25.58%

                  The following table sets forth the dollar range of shares of the PIA Funds and all of the PIA Mutual Funds beneficially owned by each trustee of the Trust as of December 31, 2003:

                                        Dollar Range of
                                         Shares of the      Dollar Range of Shares    Dollar Range of      Dollar Range of
                                          Short-Term         of the Total Return       Shares of the        Shares of All
        Name of Trustee                 Government Fund            Bond Fund            Equity Fund            Funds*
        ---------------                 ---------------            ---------            -----------            ------
"Disinterested Persons" of the Trust

Beatrice P. Felix                       $50,001 - $100,000     $50,001 - $100,000       $10,001 - $50,000   Over $100,000

Ann Louise Marinaccio                     $10,001-50,000            $1-$10,000          $50,001-$100,000    Over $100,000

Robert I. Weisberg                           None                    None                   None                None

"Interested Person" of the Trust

Joseph Lloyd McAdams, Jr.               Over $100,000             Over $100,000          Over $100,000      Over $100,000

--------------------------------


*The Funds form a "Family of Investment Companies" as defined in the 1940 Act and are the only funds in the Family of Investment Companies.

The Adviser and the Administrator
---------------------------------


                  Pacific Income Advisers, Inc. (the "Adviser") is the investment adviser to the Short-Term Government Fund, the Total Return Bond Fund and the Equity Fund. Joseph Lloyd McAdams, Jr., John Graves, Heather U. Baines and Timothy B. Tarpening own the majority of the outstanding stock of the Adviser. Prior to December 31, 1996, Monitrend Investment Management, Inc. was investment adviser to the Short-term Government Fund and the Equity Fund and Robert L. Bender, Inc. was sub-adviser to the Equity Fund.


                  Under the investment advisory agreements applicable to the PIA Funds, the Adviser is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable fee rates are as follows:


           Fund                               Fee Rate               Average Daily Net Assets
           ----                               --------               ------------------------
Short-Term Government Fund                    0.20%                  All asset levels

Total Return Bond Fund                        0.30%                  All asset levels

Equity Fund                                   1.00%                  0 to $50 million
                                              0.875%                 $50 million to $75 million
                                              0.75%                  $75 million to $100 million
                                              0.625%                 $100 million to $150 million
                                              0.50%                  $150 million to $250 million
                                              0.375%                 Over $250 million


                  Under the investment advisory agreements applicable to the PIA Funds, the Adviser is responsible for reimbursing each Fund to the extent necessary to permit the Fund to maintain the voluntary expense limitations set forth below. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the applicable Fund's average daily net assets. The applicable voluntary expense limitations are as follows:


             Fund                                      Expense Limitation
             ----                                      ------------------

Short-Term Government Fund                                    0.35%

Total Return Bond Fund                                       0.50%*

Equity Fund                                                  2.50%**

----------------
* Prior to March 29, 2004, the expense limitation for the Total Return Bond Fund was 0.45%.
** Prior to March 28, 2003, the expense limitation for the Equity Fund was 1.80%.


                  As a result of expense limitations, all (except where indicated) investment advisory fees otherwise payable by the Funds were waived and the following reimbursements were made to the Funds:


                                                                                             Reimbursements
                          Fiscal                                                              in Addition
Fund                     Year End        Total Fees        Fees Waived     Fees Retained     to Fee Waivers
----                     --------        ----------        -----------     -------------     --------------
Short-Term                 2003           $150,351          $150,351                $0           $28,060
Government Fund            2002           $136,229          $136,229                $0           $17,335
                           2001           $127,996          $ 83,502           $44,494                $0

Total Return Bond          2003           $139,812          $131,855            $7,957                $0
Fund                       2002           $187,356          $155,925           $31,431                $0
                           2001           $150,709          $ 60,240           $90,469                $0

Equity Fund                2003            $35,379          $ 35,379                $0           $72,372
                           2002            $54,337          $ 54,337                $0           $33,061
                           2001            $55,098          $ 55,098                $0            $3,360


                  Each Fund's investment advisory agreement provides that the Adviser shall not be liable to the Fund in question for any error of judgment by the Adviser or for any loss sustained by that Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                  Since July 1, 2002, UMB Fund Services, Inc., a Wisconsin corporation (the "Administrator"), has served as administrator and fund accountant to the Fund, subject to the overall supervision of the Trust's Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement, the Administrator provides certain administrative and fund accounting services to each of the Funds. The Administrator's services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of each of the Funds' books and records, maintaining all general ledger accounts and related subledgers; overseeing the Funds' fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the Securities and Exchange Commission; preparing financial statements for the Funds' annual and semi-annual reports to the Securities and Exchange Commission; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Funds' income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Funds' compliance with their policies and limitations relating to portfolio investments as set forth in the Prospectus and Statement of Additional Information for the Funds and the status of each of the Funds as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in developing an agenda for each board meeting and, if requested by the trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values for each of the Funds based on valuations provided by pricing services of the Adviser; and generally assisting in the Trust's administrative operations as mutually agreed by the Trust and the Administrator.

                  For its services as administrator and fund accountant, the Trust pays the Administrator a fee, computed daily and paid monthly, plus out-of-pocket expenses, certain pricing fees and special project fees at the rates set forth in the following table, subject to a minimum annual fee of approximately $59,500 per Fund.

        Average Net Assets                      Basis Points
        ------------------                      ------------
        Up to $50 Million                       13.0 basis points (0.13%)
        $50 Million to $100 Million             5.5 basis points (0.055%)
        $100 Million to $250 Million            5.0 basis points (0.05%)
        $250 Million to $500 Million            3.0 basis points (0.03%)
        Over $500 Million                       2.0 basis points (0.02%)


                  During the fiscal years ended November 30, 2003 and 2002, the Administrator received the following fees from the PIA Funds for administration and fund accounting services:

        Fund                                    2003               2002
        ----                                    ----               ----

        Short-Term Government Fund            $78,846             $32,066

        Total Return Bond Fund                $60,606             $30,378

        Equity Fund                           $60,763             $24,938


                  Prior to July 1, 2002, Orbitex Fund Services, Inc., formerly known as "American Data Services, Inc." ("Orbitex"), served as administrator and fund accountant to each Fund. For its services as administrator and fund accountant, Orbitex was paid a fee, computed daily and paid monthly, by each Fund at the rate of 0.10% per year of the average daily net assets of that Fund, subject to a minimum monthly fee of approximately $1,072 per Fund.

                  During the fiscal years ended November 30, 2002 and November 30, 2001, Orbitex received the following fees from the PIA Funds for administration and fund accounting services:

Fund                                       2002                 2001
----                                       ----                 ----

Short-Term Government Fund                $39,535              $57,328

Total Return Bond Fund                    $41,779              $52,134

Equity Fund                               $10,840              $15,881


Portfolio Transactions and Brokerage
------------------------------------

                  Under each Fund's investment advisory agreement, the Adviser is responsible for decisions to buy and sell securities for the Fund in question, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust's Board of Trustees, as are all of the activities of the Adviser under the investment advisory agreements.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. Each agreement also contains the provisions summarized below. The Trust understands that a substantial amount of the portfolio transactions of the PIA Funds may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Funds. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for a Fund at prices which include underwriting fees.

                  In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement in question or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Funds, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.


                  The Adviser may use the above-referenced research services in servicing all of its accounts and not just for providing services to the Funds. Conversely, a Fund may benefit from research services obtained by the Adviser from the placement of other clients' portfolio brokerage.


                  The investment advisory agreements permit the Adviser to direct brokerage to Syndicated Capital, Inc., the Distributor of each of the Funds, but only if it reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the Funds in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr.


                  The Short-Term Government Fund did not pay any brokerage commissions during the three fiscal years ended November 30, 2003. During the fiscal years ended November 30, 2001, 2002 and 2003, the Total Return Bond Fund and the Equity Fund paid brokerage commissions as follows:

                             Total Return Bond Fund
                             ----------------------
                                                                         2001           2002            2003
                                                                         ----           ----            ----
   Commissions Paid to Distributor                                        $0             $0              $0

   Total Commissions Paid                                                 $0             $0             $406

   % Paid to Distributor                                                 N/A            N/A             N/A

   Total Dollar Amount of Transactions on which Commissions               $0             $0              $0
   Were Paid to Distributor

   Total Dollar Amount of Transactions on Which Commissions               $0             $0           $194,490
   Were Paid

   % of Transactions Involving Commission Payments to                    N/A            N/A              N/A
   Distributor

                                   Equity Fund
                                   -----------
                                                                       2001             2002            2003
                                                                       ----             ----            ----
   Commissions Paid to Distributor                                      $0               $0              $0

   Total Commissions Paid                                             $31,624          $6,043          $42,305

   % Paid to Distributor                                                N/A             N/A              N/A

   Total Dollar Amount of Transactions on which Commissions             $0               $0              $0
   Were Paid to Distributor

   Total Dollar Amount of Transactions on Which Commissions         $12,230,197     $13,877,223      $12,764,834
   Were Paid

   % of Transactions Involving Commission Payments to                   N/A             N/A              N/A
   Distributor

In 2003, the Equity Fund paid commissions of $22,923 on total transactions of $8,266,026 to a broker that provided research services; no other amounts were paid to brokers that provided research services. The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional ideas and information assisting the Funds in the valuation of their investments.


Distribution Plan
-----------------

                  The Trust's Distribution Plan and Agreement ("Plan") is the written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

                  The Plan contains the following definitions. "Qualified Recipient" shall mean any broker-dealer or other "person" (as that term is defined in the 1940 Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust's shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and
(iii) has been selected by the Distributor to receive payments under the Plan. "Qualified Holdings" means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto. The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and (iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient. "Qualified Trustees" means the trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. While the Plan is in effect, the selection and nomination of Qualified Trustees is committed to the discretion of such Qualified Trustees. Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees. "Permitted Payments" means payments by the Distributor to Qualified Recipients as permitted by the Plan.


                  The Plan authorizes the Distributor to make Permitted Payments to any Qualified Recipient on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or
(b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient. The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients (whether made under (a) and/or (b) above) do not exceed 1% of the daily nets assets of the Fund in question, or such lower amount as the Board of Trustees of the Trust may determine, in that fiscal year of the Trust; and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient. The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but either the Distributor or the Adviser shall bear any Permitted Payments beyond such limits. As of the date of this Statement of Additional Information, the Board of Trustees has set the following limits on Permitted Payments: 0.10% of the daily net assets of the Short-Term Government Fund (0.05% of daily net assets prior to March 28, 2003); 0.10% of the daily net assets of the Total Return Bond Fund (0.00% of daily net assets prior to March 28, 2003); and 0.50% of the daily net assets of the Equity Fund (0.25% of daily net assets prior to March 28, 2003).

                  The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it. Any such advertising and sales material may include references to other open-end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursements or payments of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 1% of the daily net assets of the Fund in question, or such lower amount as the Board of Trustees of the Trust may determine (as of the date of this Statement of Additional Information, the Board has set the limit at 0.10% for the Short-Term Government Fund and the Total Return Bond Fund; and 0.50% for the Equity Fund). Either the Distributor or the Adviser shall bear any such expenses beyond such limit. No such reimbursements may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

                  The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be "primarily intended to result in the sale of shares" issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders;
(iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or "Blue-Sky" law of any jurisdiction; (vi) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.


                  The Plan also states that it is recognized that the costs of distribution of the shares of the PIA Funds are expected to exceed the sum of Permitted Payments, Permitted Expenses and the portion of sales charges on shares of the Equity Fund (until March 31, 2004, a sales load was charged on sales of shares of the Equity Fund) retained by the Distributor ("Excess Distribution Costs") and that the profits, if any, of the Adviser are dependent primarily on the advisory fees paid by the Funds. If and to the extent that any investment advisory fees paid by a Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by Section 15 of the 1940 Act as to any investment advisory contract to which a Fund is a party, the Board of Trustees, including trustees who are not "interested persons," as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and 36(b) of the 1940 Act.


                  The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following: (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

                  The aggregate Permitted Payments and Permitted Expenses paid by the Short-Term Government Fund, the Total Return Bond Fund and the Equity Fund during the fiscal year ended November 30, 2003 were as set forth below:

                                                                                 Reimbursement of Expenses Incurred
                                           Payments to Qualified Recipients                by Distributor
                                                 (Permitted Payments)                   (Permitted Expenses)
                                                 --------------------                   --------------------
Short-Term Government Fund                              $49,818                                $22,899
Total Return Bond Fund                                  $16,149                                $5,323
Equity Fund                                             $13,231                                $1,645


                  The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to a Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under (i) above.

                                 NET ASSET VALUE

                  The net asset value of each of the Funds will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.


                  Each Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

                  In determining the net asset value of a Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price as of the close of trading, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities held by a Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges and Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.


                  When a Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is "marked-to-market" to reflect the current market value of the call or put. If a call a Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put a Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call a Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put a Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by a Fund expires, it has a gain in the amount of the premium; if that Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

                  The Funds price foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, they may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Funds do not have either of these alternatives available to them or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

                  Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Funds use the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of a Fund's net asset value. It is currently the policy of the Funds that events affecting the valuation of Fund securities occurring between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

                  Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and a Fund's net asset value is not calculated. When determining net asset value, the Funds value foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Funds that events affecting the valuation of Fund securities occurring between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

                  Each Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings;
(b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                              SHAREHOLDER SERVICES


                  Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of a Fund with a minimum value of $10,000, based upon the net asset value with respect to the Funds. The Systematic Withdrawal Plan provides for monthly or quarterly redemptions in any amount not less than $100 (which amount is not necessarily recommended).

                  Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Fund reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


                  Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


                  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. The shareholder may purchase additional shares when participating in the Systematic Withdrawal Plan.

                  Pre-authorized Investment. A shareholder who wishes to make additional investments in a Fund on a regular basis may do so by authorizing the Transfer Agent to deduct a fixed amount each month from the shareholder's checking account at his or her bank. This amount will automatically be invested in that Fund on the same day that the preauthorized debit is issued. The shareholder will receive a confirmation from the Fund, and the bank account statement will show the amount charged. The form necessary to begin this service is available from the Transfer Agent.


                  Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans), Individual Retirement Accounts (including SEP-IRAs) and "tax-sheltered accounts" under

Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.


                  For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.


                                      TAXES

General
-------

                  The Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                  If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.


                  Dividends from a Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund. Since all or substantially all of the income of the Short-Term Government Fund and the Total Return Bond Fund is derived from interest payments to it, none of the dividends of these Funds will qualify for the deduction.


                  Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

                  At November 30, 2003, the Short-Term Government Fund and Equity Fund had accumulated capital loss carryforwards of $525,317 and $504,920, respectively, of which $0 and $447,909 respectively, expire in the year 2010 and $525,317 and $57,011 respectively, expire in the year 2011.

                  Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.


Rule 17a-7 Transactions
-----------------------

                  The Funds have adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which each of the Funds may effect a purchase and sale transaction with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities which are permitted investments for the Funds. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Funds acquire unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments
-------------------------------

                  If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If a Fund enters into a closing transaction with respect to the option, any gain or loss realized by a Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

                  With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by a Fund for the option will be added to the basis of the security or futures contract so acquired.

                  Gains and losses resulting from the expiration, exercise or closing of futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of distributions. In addition, futures contracts held by a Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the futures contract will be increased or decreased to take into consideration the prior marked to market gains and losses.

                  The Equity Fund may purchase or write options on stock indexes. Options on "broadbased" stock indexes are generally classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise or closing of such nonequity options and on futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of distributions. In addition, nonequity options and futures contracts held by the Equity Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the option or futures contract will be increased or decreased to take into consideration the prior marked to market gains and losses.

                  The trading strategies of the Equity Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the short-term or long-term holding period of such instruments for distributions characterization.

                  Each Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If a Fund owns the underlying security or acquires the underlying security before closing the option position, the option positions may be subject to certain modified short sale rules. If a Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. A Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the security used to exercise that put option. If a Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Foreign Taxes
-------------

                  The Total Return Bond Fund and the Equity Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on a Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Total Return Bond Fund's total assets at the close of any taxable year consist of securities of foreign corporations, the Total Return Bond Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Total Return Bond Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

                  If the pass through election described above is made, the source of the Total Return Bond Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Total Return Bond Fund.

                  The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Total Return Bond Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income, and distributions by the Fund will be treated as U.S. source income.

                  Each shareholder will be notified within 60 days after the close of the Total Return Bond Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid; and (ii) the portion of the Fund's dividends and distributions that represent income derived from foreign sources.

Back-up Withholding
-------------------


                  Federal law requires the Funds to withhold 28% of a shareholder's reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer

Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

                               GENERAL INFORMATION

                  The Trust's Declaration of Trust permits its trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders of a Fund would share pro rata in its net assets available for distribution to shareholders. The holders of shares have no preemptive or conversion rights. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other only as to dividends or (as is the case with all of the PIA Mutual Funds) each of which has separate assets and liabilities.

                  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interests of each Fund in the matter are identical or the matter does not affect a Fund. However, the rule exempts the ratification of the selection of accountants and the election of trustees from the separate voting requirements.

                  Income, direct liabilities and direct operating expenses of each Fund will be allocated directly to each Fund, and general liabilities and expenses of the Trust will be allocated among the Funds in proportion to the total net assets of each Fund, on a pro rata basis among the Funds or as otherwise determined by the Board of Trustees.

                  The By-Laws provide that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a trustee. The trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of the Trust's shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a trustee. The trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each Fund, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Trust will continue indefinitely.

                  Shares of the Trust when issued are fully paid and non-assessable. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

                  The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                  The Funds' custodian, U.S. Bank, N.A., Cincinnati, Ohio, is responsible for holding the Funds' assets. UMB Fund Services, Inc., the Trust's Administrator, maintains the Funds' accounting records and calculates daily the net asset value of the Funds' shares.

                  The Distributor distributes the shares on a "best efforts" basis (the PIA Funds' shares are offered on a continuous basis). During the PIA Funds' most recent fiscal year, the Distributor received the following net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other similar compensation from the Funds:


                          Net                  Compensation
                          ---                  ------------
                          Underwriting         on Redemptions
                          ------------         --------------
                          Discounts and        and                   Brokerage           Other
                          -------------        ---                   ---------           -----
Fund                      Commissions          Repurchases           Commissions         Compensation
----                      -----------          -----------           -----------         ------------
Short-Term                     $0                   $0                   $0                $31,191*
Government
Fund

Total Return                   $0                   $0                   $0                $15,145*
Bond Fund

Equity Fund                    $0                   $0                   $0                $2,842**

--------------
*  12b-1 fees.
** 12b-1 fees and sales charges. Until March 31, 2004, a 4.50% sales load was charged.

                  The Trust's independent accountants, PricewaterhouseCoopers LLP, examine each Fund's annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.

                                  SALES CHARGES


                  Until March 31, 2004, a 4.50% sales load was charged on sales of shares of the Equity Fund. During the three fiscal years ended November 30, 2003, the aggregate dollar amount of sales charges on the sales of shares of the Equity Fund and the amount retained by the Distributor were as follows:

                             Years Ended November 30
    ------------------------------------------------------------------------

               2001                      2002                     2003
    ------------------------------------------------------------------------

    Sales Charge     Amount        Sales       Amount      Sales       Amount
                    Retained      Charge      Retained     Charge      Retained

       $5,388         $604        $1,993        $189       $18,669      $1,910


                         CALCULATION OF PERFORMANCE DATA


                  From time to time each of the Funds may quote its average annual total return ("standardized return") in advertisements or promotional materials. Additionally the performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available, and the performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in that Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the period of existence of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions, but does not take into account any federal or state income taxes that may be payable upon redemption. The formulas the Funds use in calculating standardized return are described below.


                  The Short-Term Government Fund and the Total Return Bond Fund also may refer in advertising and promotional materials to their yield. The yield of each of these Funds shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of the Fund's shares. Each of these Funds calculates yield by determining the dividend and interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yields of these Funds may not equal the dividend income actually paid to investors or the income reported in the financial statements of these Funds. The formula these Funds use in calculating yield is also set forth below.

                  In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rates of return, actual year by year rates or any combination thereof.

                  All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in a Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.


                  Average annual total return (before taxes) is calculated according to the following formula:

                  P(1+T)n=ERV

where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown. All dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

                  Average annual total return (after taxes on distributions) is calculated according to the following formula:

                  P(1+T)n=ATVD

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions); n= number of years; and ATVD=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions but not after taxes on redemptions. All dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities.


                  Average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:

                  P(1+T)n= ATVDR


where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions and redemption); n= number of years; and ATVDR=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions and redemptions. All dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value is determined by subtracting capital gains taxes resulting from the investment and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gain of the appropriate character in effect on the redemption date in accordance with the federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.

                  Yields will fluctuate as market conditions change. The yield of each of the Funds is calculated according to the following formula:

                     YIELD = 2 [OBJECT OMITTED] (a-b
                                                (---- + 1  (6) - 1
                                                ( cd

    Where:          a =    dividends and interest earned during the period.
                    b =    expenses accrued for the period (net of
                           reimbursements).
                    c =    the average daily number of shares outstanding during
                           the period that were entitled to receive dividends.
                    d =    the net asset value per share on the last day of the
                           period.


                        DESCRIPTION OF SECURITIES RATINGS

                  Each Fund may invest in securities rated by Standard & Poor's Corporation (Standard & Poor's), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps Credit Rating Co. ("Duff & Phelps") or IBAC. A brief description of the rating symbols and their meanings follows:

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                  Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -         Leading market positions in well-established industries.

        -         High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  STANDARD & POOR'S RATINGS FOR CORPORATE BONDS

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,         Debt rated "BB," "B,", "CCC," "CC" and "C" is regarded as having
CCC.           predominantly speculative characteristics with respect to
CC, C          capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" or "BBB-" rating.

B                       -    Debt rated "B" has a greater vulnerability to
                             default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied
                             "BB" or "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating.

C The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CC" or "CC-" debt rating. The "C" rating may be used to cover a situation where bankruptcy petition has been filed, but debt service payments are continued.

               STANDARD & POOR'S CHARACTERISTICS OF SOVEREIGN DEBT
                              OF FOREIGN COUNTRIES

AAA Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

               Prosperous and resilient economies, high per capital incomes.

               Low fiscal deficits and government debt, low inflation

               Low external debt.

AA Stable, predictable governments with demonstrated track record of responding flexibly to changing economic and political circumstances.

               Tightly integrated into global trade and financial system.

               Differ from AAAs only to a small degree because:

                        - Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks)

                        - More variable fiscal deficits, government debt and inflation.

                        -    Moderate to high external debt.

A Politics evolving toward more open, predictable forms of governance in environment of rapid economic and social change.

               Established trend of integration into global trade and financial system.

               Economies are smaller, less prosperous and generally more vulnerable to adverse external influences (e.g., protection and terms of trade shocks).

               Usually rapid growth in output and per capita incomes.

               Manageable through variable fiscal deficits, government debt and inflation.

               Usually low but variable debt.

BBB Political factors a source of significant uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.

               Integration into global trade and financial system growing but untested.

               Economies less prosperous and often more vulnerable to adverse external influences.

               Variable to high fiscal deficits, government debt and inflation.

               High and variable external debt.

BB Political factors a source of major uncertainty, either because system is in transition or due to external threats, or both, often in environment of rapid economic and social change.

               Integration into global trade and financial system growing but untested.

               Low to moderate income developing economies, but variable performance and quite vulnerable to adverse external influences.

               Variable to high fiscal deficits, government debt and inflation.

               Very high and variable debt, often graduates of Brady Plan but track record not well established.

                            MOODY'S RATINGS FOR BONDS

     Aaa        Bonds which are rated Aaa are judged to be of the best quality.
                They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time many be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          DUFF & PHELPS RATINGS FOR CORPORATE BONDS AND FOR SOVEREIGN,
                    SUBNATIONAL AND SOVEREIGN RELATED ISSUERS

     AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

              SOVEREIGN, SUBNATIONAL AND SOVEREIGN RELATED ISSUERS

     AAA Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially

      AA Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

      A Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     BBB Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      BB Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

                          -----------------------------

                  In the case of sovereign, subnational and sovereign related issuers, the Funds use the rating service's foreign currency or domestic (local) currency rating depending upon how a security in a Fund's portfolio is denominated. In the case where a Fund holds a security denominated in a domestic (local) currency and the rating service does not provide a domestic (local) currency rating for the issuer, a Fund will use the foreign currency rating for the issuer; in the case where a Fund holds a security denominated in a foreign currency and the rating service does not provide a foreign currency rating for the issuer, a Fund will treat the security as being unrated.

                                 PIA MUTUAL FUND


            Statement of Additional Information dated March 29, 2004


                            For the PIA BBB BOND FUND


                  This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated March 29, 2004 of PIA Mutual Fund (the "Trust") relating to the PIA BBB Bond Fund (the "BBB Bond Fund"). Copies of the Prospectus may be obtained from the Trust's Distributor, Syndicated Capital, Inc. (the "Distributor"), 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

                  The following financial statements are incorporated by reference to the Annual Report, dated November 30, 2003, of PIA Mutual Fund (File No. 811-04010) as filed with the Securities and Exchange Commission on February 6, 2004.

                  Schedule of Investments
                  Statement of Assets and Liabilities
                  Statement of Operations
                  Statement of Changes in Net Assets
                  Financial Highlights
                  Notes to Financial Statements
                  Report of Independent Auditors

                  Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 628-9403.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
FUND HISTORY AND CLASSIFICATION...............................................3
     Investment Restrictions..................................................3
     Illiquid Securities......................................................5
     Leverage.................................................................5
     Lending Portfolio Securities.............................................6
     Hedging Instruments......................................................6
     Derivative Securities....................................................7
     Swaps....................................................................8
     Options on Securities...................................................10
     Debt Futures............................................................12
     Options on Debt Futures.................................................13
     Exclusion from Definition of Commodity Pool Operator....................13
     Special Risks of Hedging Strategies.....................................13
     Limitations on Options and Futures......................................13
     Temporary Investments...................................................14
     U.S. Government Securities and Mortgage-Backed Securities...............15
     High Yield and Other Securities.........................................19
     When Issued and Delayed-Delivery Securities.............................20
     Portfolio Turnover......................................................21
MANAGEMENT...................................................................21
     Management Information..................................................21
     Committee...............................................................22
     Compensation............................................................23
     Code of Ethics..........................................................23
     Proxy Voting Policy.....................................................23
     Investment Advisory Agreement...........................................35
     Share Ownership.........................................................36
THE ADVISER AND THE ADMINISTRATOR............................................37
PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................39
     Generally...............................................................39
     Syndicated Capital, Inc.................................................40
     Brokerage Commissions...................................................40
NET ASSET VALUE..............................................................40
TAXES........................................................................41
     General.................................................................41
     Rule 17a-7 Transactions.................................................42
     Taxation of Hedging Instruments.........................................43
     Back-up Withholding.....................................................43
GENERAL INFORMATION..........................................................44
     CALCULATION OF PERFORMANCE DATA.........................................45
     DESCRIPTION OF SECURITIES RATINGS.......................................48

                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated March 29, 2004, and, if given or made, such information or representations may not be relied upon as having been authorized by PIA Mutual Fund. This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

                  The Trust, PIA Mutual Fund, is an open-end management investment company consisting of five separate portfolios: the PIA Short-Term Government Securities Fund, the PIA Equity Fund, the PIA Total Return Bond Fund, the OCM Gold Fund and the PIA BBB Bond Fund (each a "Fund" and, collectively, the "Funds"). This Statement of Additional Information provides information on one of the portfolios, the PIA BBB Bond Fund. The BBB Bond Fund is a diversified fund. PIA Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. Between December 27, 1996 and March 27, 2003, the Trust was known as "Monterey Mutual Fund." Prior to December 27, 1996 the Trust was known as "Monitrend Mutual Fund."

Investment Restrictions
-----------------------

                  The Trust has adopted the following restrictions applicable to the BBB Bond Fund as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the BBB Bond Fund. Under the 1940 Act, approval of the holders of a "majority" of the BBB Bond Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or (ii) more than 50% of its outstanding shares.

                  The BBB Bond Fund may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result more than 5% of the BBB Bond Fund's total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 25% of the total assets of the BBB Bond Fund may be invested without regard to this restriction.

                  The BBB Bond Fund may not:

                  1. Purchase any security if as a result the BBB Bond Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

                  2. Purchase any security if as a result the BBB Bond Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

                  3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or officer or director of the BBB Bond Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

                  4. Make investments for the purpose of exercising control or management.

                  5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                  6. Purchase warrants if as a result the BBB Bond Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

                  7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

                  8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

                  9. Purchase securities on margin (but the BBB Bond Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options, and the BBB Bond Fund may borrow money as set forth in Investment Restriction No. 11).

                 10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the BBB Bond Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

                 11. Issue senior securities, borrow money or pledge its assets, except that the BBB Bond Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings, and the BBB Bond Fund may borrow for investment purposes on a secured or unsecured basis provided that it meets the 300% asset coverage requirement of the 1940 Act. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.)

                 12. Buy or sell commodities or commodity contracts except futures and related options or real estate or interests in real estate (including limited partnership interests). For purposes of this restriction, mortgage-backed securities are not considered real estate or interests in real estate.

                 13. Participate on a joint or joint and several basis in any trading account in securities.

                 14. Make loans, except through repurchase agreements and the loaning of its portfolio securities.

                 15. Concentrate 25% or more of its total assets in securities of any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

                  In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the BBB Bond Fund to normally invest 80% of the value of its net assets, plus borrowings for investment purposes, in the particular type of investments suggested by the Fund's name. If the Board of Trustees determines to change this non-fundamental policy for the BBB Bond Fund, the BBB Bond Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

Illiquid Securities
-------------------

                  It is the position of the Securities and Exchange Commission ("SEC") (and an operating although not a fundamental policy of the BBB Bond
Fund) that open-end investment companies such as the Fund should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. However, illiquid securities do not include obligations that are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the BBB Bond Fund's investment adviser, Pacific Income Advisers, Inc. (the "Adviser"), the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the BBB Bond Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Leverage
--------
                  From time to time the BBB Bond Fund may increase its ownership of securities by borrowing on a secured or unsecured basis at fixed and floating rates of interest and investing the borrowed funds ("leveraging"). Currently, the BBB Bond Fund does not intend to borrow amounts in excess of 10% of the value of its total assets for leveraging purposes. Borrowings will be made only from banks and only to the extent that the value of the assets of the BBB Bond Fund, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, after giving effect to the proposed borrowing. If the value of the assets of the BBB Bond Fund so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such 300% coverage. Since substantially all of the assets of the BBB Bond Fund fluctuate in value, but borrowing obligations may be fixed, the net asset value per share of the BBB Bond Fund will correspondingly tend to increase and decrease in value more than otherwise would be the case.

Lending Portfolio Securities
----------------------------

                  The BBB Bond Fund may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the "Guidelines") and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the BBB Bond Fund if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the BBB Bond Fund. Any loan might be secured by any one or more of the three types of collateral.

                  The BBB Bond Fund receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The BBB Bond Fund may also pay reasonable finder's, custodian and administrative fees but only to persons not affiliated with the Trust. The BBB Bond Fund will not have the right to vote securities on loan, but the terms of the loan will permit the BBB Bond Fund to terminate the loan and thus reacquire the loaned securities on three days notice.

                  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The BBB Bond Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments
-------------------

                  The BBB Bond Fund may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in the BBB Bond Fund's portfolio ("short hedging") or
(ii) establish a position in the securities markets as a substitute for the purchase of individual securities ("long hedging"). The BBB Bond Fund may engage in short hedging in an attempt to protect the Fund's value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when the BBB Bond Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the BBB Bond Fund may use are discussed below.


Derivative Securities
---------------------

                  A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see discussion below on "Debt Futures" and "Options on Debt Futures"), forward-commitment transactions (see discussion below on "When Issued and Delayed-Delivery Securities"), options on securities (see discussion below on "Options on Securities"), caps, floors, collars, swap agreements (see discussion below on "Swaps"), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. In its efforts to provide a total rate of return that approximates that of the BBB rated bonds, the Fund may invest up to 20% of its assets in bond futures contracts, options, credit swaps, interest rate swaps, derivative securities and other types of derivatives. The Fund may sometimes use derivatives as a substitute for taking a position in BBB rated bonds and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risks.

                  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

                  The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

                  Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

                  Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

                  Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Leverage."

                  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

Swaps
-----

                  A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

                  Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

                  An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

                  The use of swap agreements by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other traditional investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

                  Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to the Fund's limitation on investments in illiquid securities.

                  Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

                  Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the requirements, and subject to the risks, described above under the heading "Leverage."

                  Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that the Adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the Fund. If the Adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

                  The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

                  The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Options on Securities
---------------------

                  An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

                  One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

                  Call Options on Securities. When the BBB Bond Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the BBB Bond Fund forgoes any gain from an increase in the market price over the exercise price.

                  To terminate its obligation on a call which it has written, the BBB Bond Fund may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the BBB Bond Fund retains the premium received. All call options written by the BBB Bond Fund must be "covered." For a call to be "covered" (i) the BBB Bond Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the BBB Bond Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of
(i) or (ii).

                  When the BBB Bond Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The BBB Bond Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the BBB Bond Fund will lose its premium payment and the right to purchase the related investment.

                  Put Options on Securities. When the BBB Bond Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the BBB Bond Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

                  When the BBB Bond Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the BBB Bond Fund retains the premium received. All put options written by the BBB Bond Fund must be "covered." For a put to be "covered", the BBB Bond Fund must maintain cash or liquid securities equal to the option price.

Debt Futures
------------

                  The BBB Bond Fund may invest in futures contracts on debt securities ("Debt Futures") or options on Debt Futures.

                  A futures contract is a commitment to buy or sell a specific product at a currently determined market price, for delivery at a predetermined future date. The futures contract is uniform as to quantity, quality and delivery time for a specified underlying product. The commitment is executed in a designated contract market - a futures exchange - that maintains facilities for continuous trading. The buyer and seller of the futures contract are both required to make a deposit of cash or U.S. Treasury Bills with their brokers equal to a varying specified percentage of the contract amount; the deposit is known as initial margin. Since ownership of the underlying product is not being transferred, the margin deposit is not a down payment; it is a security deposit to protect against nonperformance of the contract. No credit is being extended, and no interest expense accrues on the non-margined value of the contract. The contract is marked to market every day, and the profits and losses resulting from the daily change are reflected in the accounts of the buyer and seller of the contract. A profit in excess of the initial deposit can be withdrawn, but a loss may require an additional payment, known as variation margin, if the loss causes the equity in the account to fall below an established maintenance level. The BBB Bond Fund will maintain cash or liquid securities sufficient to cover its obligations under each futures contract that it has entered into.

                  To liquidate a futures position before the contract expiration date, a buyer simply sells the contract, and the seller of the contract simply buys the contract, on the futures exchange.

                  One risk in employing Debt Futures to attempt to protect against declines in the value of the securities held by the BBB Bond Fund is the possibility that the prices of Debt Futures will correlate imperfectly with the behavior of the market value of the BBB Bond Fund's securities. The ordinary spreads between prices in the cash and futures markets, due to differences in those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. The liquidity of the Debt Futures being considered for purchase or sale by the BBB Bond Fund will be a factor in their selection by the Adviser. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

                  It is possible that, where the BBB Bond Fund has sold Debt Futures in a short hedge, the market may advance but the value of the securities held by the BBB Bond Fund may decline. If this occurred, the BBB Bond Fund would lose money on the Debt Future and also experience a decline in the value of its securities. Where Debt Futures are purchased in a long hedge, it is possible that the market may decline; if the BBB Bond Fund then decides not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the BBB Bond Fund will realize a loss on the Debt Future that is not offset by a reduction in the price of any securities purchased.

Options on Debt Futures
-----------------------

                  Options on Debt Futures are similar to options on securities, except that the related investment is not a security, but a Debt Future. Thus, the buyer of a call option obtains the right to purchase a Debt Future at a specified price during the life of the option, and the buyer of a put option obtains the right to sell a Debt Future at a specified price during the life of the option. The options are traded on an expiration cycle based on the expiration cycle of the underlying Debt Future.

                  The risks of options on Debt Futures are similar to those of options on securities and also include the risks inherent in the underlying Debt Futures.


Exclusion from Definition of Commodity Pool Operator
----------------------------------------------------

                  Each of the Funds has claimed an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Trust is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.


Special Risks of Hedging Strategies
-----------------------------------

                  Participation in the options or futures markets involves investment risks and transactions costs to which the BBB Bond Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Adviser's prediction of movements in the securities and interest rate markets is inaccurate, the BBB Bond Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options and Futures
----------------------------------

                  Transactions in options by the BBB Bond Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the BBB Bond Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates. Position limits also apply to Debt Futures. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions. The BBB Bond Fund may be required to establish a segregated account when it enters into certain options or futures, in which it will maintain cash and/or liquid securities that are equal in value to the obligations in the applicable option or future.

Temporary Investments
---------------------

                  The BBB Bond Fund may invest in cash and money market securities. The BBB Bond Fund may do so to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

                  The BBB Bond Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization.

                  The BBB Bond Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time the BBB Bond Fund purchases a security, the BBB Bond Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the "Resold Securities". The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the BBB Bond Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The BBB Bond Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the BBB Bond Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the BBB Bond Fund's custodian or another bank either directly or through a securities depository.

U.S. Government Securities and Mortgage-Backed Securities
---------------------------------------------------------

                  As used in this Statement of Additional Information, the term "U.S. Government securities" means securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

                  Securities issued or guaranteed by the U.S. Government include a variety of Treasury securities (i.e., securities issued by the U.S. Government) that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less. Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance. Zero coupon Treasury securities consist of Treasury Notes and bonds that have been stripped of their unmatured interest coupons.

                  U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board, the Inter-American Development Bank, the Asian Development Bank, the Student Loan Marketing Association and the International Bank for Reconstruction and Development.

                  Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. If the BBB Bond Fund elects to invest in U.S. Government securities, then it will invest in securities of such instrumentality only when the Adviser is satisfied that the credit risk with respect to any instrumentality is acceptable.

                  Among the U.S. Government securities that the BBB Bond Fund may purchase are "Mortgage-Backed Securities" of the Government National Mortgage Association ("Ginnie Mae" or "GNMA"), the Federal Home Loan Mortgage Association ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). These Mortgage-Backed Securities include "pass-through" securities and "participation certificates;" both are similar, representing pools of mortgages that are assembled, with interests sold in the pool; the assembly is made by an "issuer" which assembles the mortgages in the pool and passes through payments of principal and interest for a fee payable to it. Payments of principal and interest by individual mortgagors are "passed through" to the holders of the interest in the pool. Thus, the monthly or other regular payments on pass-through securities and participation certificates include payments of principal

(including prepayments on mortgages in the pool) rather than only interest payments. Another type of Mortgage-Backed Security is the "collateralized mortgage obligation," which is similar to a conventional bond (in that it makes fixed interest payments and has an established maturity date) and is secured by groups of individual mortgages. Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States, but their yield is not guaranteed. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of these securities discussed in this paragraph could be adversely affected by actions of the U.S. Government to tighten the availability of its credit or to affect adversely the tax effects of owning them.

                  The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if the BBB Bond Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the BBB Bond Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value.

                  Prepayments on a pool of mortgage loans are influenced by a variety of factors, including economic conditions, changes in mortgagors' housing needs, job transfer, unemployment, mortgagors' net equity in the mortgage properties and servicing decisions. The timing and level of prepayments cannot be predicted. Generally, however, prepayments on adjustable rate mortgage loans and fixed rate mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the BBB Bond Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates also decline, such prepayments are likely to be reinvested at lower interest rates than the BBB Bond Fund was earning on the Mortgage-Backed Securities that were prepaid.

                  Certain mortgage loans underlying the Mortgage-Backed Securities in which the BBB Bond Fund may invest will be adjustable rate mortgage loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the "Mortgage Interest Rates") may be subject to periodic adjustment based on changes in the applicable index rate (the "Index Rate"). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

                  There are two main categories of indices which provide the basis for rate adjustments on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the BBB Bond Fund's portfolio and therefore in the net asset value of the BBB Bond Fund's shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

                  Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the "Maximum Adjustment"). Other ARMs ("Negatively Amortizing ARMs") may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or "accelerated amortization") further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

                  The mortgage loans underlying other Mortgage-Backed Securities in which the BBB Bond Fund may invest will be fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed rate mortgage loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to fully amortize principal by maturity although certain fixed rate mortgage loans provide for a large final "balloon" payment upon maturity.

                  CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or other assets ("Mortgage Assets") underlying the CMOs may cause some or all of the class of CMOs to be retired substantially earlier than their final distribution dates. Generally interest is paid or accrued on all classes of CMOs on a monthly basis.

                  The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

                  Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

                  The BBB Bond Fund may invest in stripped Mortgage-Backed U.S. Government securities ("SMBS"). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the BBB Bond Fund may fail to fully recover its initial investment in these securities. Certain SMBS may not be readily marketable and will be considered illiquid for purposes of the BBB Bond Fund's limitation on investments in illiquid securities. Whether SMBS are liquid or illiquid will be determined in accordance with guidelines established by the Trust's Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

                  Mortgage loans are subject to a variety of state and federal regulations designed to protect mortgagors, which may impair the ability of the mortgage lender to enforce its rights under the mortgage documents. These regulations include legal restraints on foreclosures, homeowner rights of redemption after foreclosure, federal and state bankruptcy and debtor relief laws, restrictions on enforcement of mortgage loan "due on sale" clauses and state usury laws. Even though the BBB Bond Fund will invest in Mortgage-Backed Securities which are U.S. Government securities, these regulations may adversely affect the BBB Bond Fund's investments by delaying the Fund's receipt of payments derived from principal or interest on mortgage loans affected by such regulations.

High Yield and Other Securities
-------------------------------

                  The BBB Bond Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). These debt securities may be rated investment grade by Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). The BBB Bond Fund will invest primarily in securities rated BBB by Standard & Poor's or Baa by Moody's. Securities rated BBB by Standard & Poor's or Baa by Moody's, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The BBB Bond Fund may invest in securities with one rating at or above investment grade and one rating below investment grade. In addition, the securities held by the BBB Bond Fund may have their ratings downgraded below investment grade. Investments in high yield securities (i.e., less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as "junk bonds". Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

                  The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on high yield securities and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

                  The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the BBB Bond Fund defaults, the BBB Bond Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of the market prices of high yield securities and the BBB Bond Fund's net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefor tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

                  Certain securities held by the BBB Bond Fund including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the BBB Bond Fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security's value will decrease in a rising interest rate market, as will the value of the BBB Bond Fund's net assets.

                  The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the BBB Bond Fund to value accurately high yield securities or dispose of them. To the extent the BBB Bond Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

                  Special tax considerations are associated with high yield bonds structured as zero coupon or pay-in-kind securities. The BBB Bond Fund will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, the BBB Bond Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the BBB Bond Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

                  Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the BBB Bond Fund can meet redemption requests. To the extent that the BBB Bond Fund has investments in high yield securities, the achievement of its investment objective may be more dependent on the Adviser's credit analysis than would be the case for higher quality bonds. It is a non-fundamental policy of the BBB Bond Fund to sell securities with no rating at or above investment grade in an orderly manner.

When Issued and Delayed-Delivery Securities
-------------------------------------------

                  To ensure the availability of suitable securities for their portfolios, the BBB Bond Fund may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by the BBB Bond Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. The BBB Bond Fund may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, the BBB Bond Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The BBB Bond Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the BBB Bond Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the BBB Bond Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, it may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

                  The BBB Bond Fund may enter into mortgage "dollar rolls" in which the Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the BBB Bond Fund forgoes principal and interest paid on the Mortgage-Backed Securities. The BBB Bond Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The BBB Bond Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security.

Portfolio Turnover
------------------


                  See "Financial Highlights" in the Prospectus for information on the past portfolio turnover rates of the Fund. The portfolio turnover of the BBB Bond Fund may vary significantly from year to year. The Fund's annual portfolio turnover rate may exceed 100%. High portfolio turnover (100% or more) would result in the BBB Bond Fund incurring more transaction costs such as mark-ups or mark-downs. Payment of these transaction costs could reduce the BBB Bond Fund's total return. High portfolio turnover could also result in the payment by the BBB Bond Fund's shareholders of increased taxes on realized gains.


                                   MANAGEMENT

Management Information
----------------------

                  As a Massachusetts business trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Funds form a "Fund Complex" as defined in the 1940 Act and are the only funds in the Fund Complex. Each trustee oversees all five of the Funds in the Trust. The name, age, address, principal occupations during the past five years, and other information with respect to each of the trustees and officers of the Trust is set forth below.

                                                                                                        Number of
                                                        Term of                                       Portfolios in        Other
                                      Position(s)    Office(1) and                                     Fund Complex    Directorships
                                       Held with    Length of Time       Principal Occupation(s)       Overseen by         Held
       Name, Address and Age             Trust         Served              During Past 5 Years           Trustee        by Trustee
       ---------------------             -----         ------              -------------------           -------        ----------
Non-Interested Trustees

Beatrice P. Felix                       Trustee     Served as         Sales Agent, Roland Land             5              None
1011 4th Street, #218                               Trustee since     Realty (1994-present)
Santa Monica, CA 90403                              1996
Age: 45

Ann Louise Marinaccio                   Trustee     Served as         Sales Associate, Saks Fifth          5              None
1 Norwood Road                                      Trustee since     Avenue (1986-present)
Springfield, NJ  07081                              1996
Age: 64

Robert I. Weisberg                      Trustee     Served as         President and Managing               5         Environmental
41 West Shore Road                                  Trustee since     Partner, Alco Financial                        Power, Inc.;
Belvedere, CA  94920                                1996              Services, LLC (1997-present)                    Titan General
Age: 57                                                                                                               Holdings, Inc.

Interested Trustee and Officers

Joseph Lloyd McAdams, Jr.(2)           Trustee,     Served as         Chairman of the Board and            5              None
1299 Ocean Avenue                      Chairman,    Trustee and       Chief Investment Officer,
Suite 210                              President    Chairman since    Pacific Income Advisers, Inc.
Santa Monica, CA  90401              and Treasurer  1996              (1986-present); Chairman of
Age: 58                                             President and     the Board, Chief Executive
                                                    Treasurer since   Officer and President,
                                                    February 2004     Syndicated Capital, Inc.
                                                                      (1987-present); Chairman of
                                                                      the Board and Chief Executive
                                                                      Officer, Anworth Mortgage
                                                                      Asset Corporation (1998-
                                                                      present)

Flaven Butler                          Secretary    Served as         Assistant Vice President,            N/A            N/A
1299 Ocean Avenue                                   Secretary since   Pacific Income Advisers, Inc.
Suite 210                                           2001              (1994-present)
Santa Monica, CA 90401
Age: 31


(1) Each trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2) Mr. McAdams is considered an interested trustee of the Trust within the meaning of the 1940 Act because of his affiliation with Pacific Income Advisers, Inc. and Syndicated Capital, Inc.

Committee
---------


                  The Trust's Board of Trustees has created an audit committee whose members consist of Beatrice P. Felix, Ann Louise Marinaccio and Robert I. Weisberg, each of whom is a non-interested trustee. The primary functions of the audit committee are to recommend to the Board of Trustees the independent accountants to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' accountants and financial records. The audit committee met twice in fiscal 2003.


                  The Trust's Board of Trustees has no other committees.

Compensation
------------

                  During the fiscal year ended November 30, 2003, the Trust paid its non-interested trustees fees aggregating $13,200. The Trust's standard method of compensating the non-interested trustees is to pay each such trustee an annual retainer of $2,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its trustees and officers.


                                             Aggregate       Total Compensation
                                           Compensation      from Trust Paid to
Name of Person, Position                     from Trust          Trustees
------------------------                     ----------          --------
Non-Interested Trustees
Ann Louise Marinaccio                          $4,400                $4,400
Robert I. Weisberg                             $4,000                $4,400
Beatrice P. Felix                              $4,400                $4,400
Interested Trustees
Joseph Lloyd McAdams, Jr.                        0                     0

-----------------------------------------------------------------


Code of Ethics
--------------

                  The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.


Proxy Voting Policy
-------------------

                  General Voting Policy. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the BBB Bond Fund to the Adviser. The Adviser has retained Proxy Voter Services, an independent proxy voting service and a division of Institutional Shareholder Services ("ISS"), to assist it in analyzing specific proxy votes with respect to securities held by the BBB Bond Fund and to handle the mechanical aspects of casting votes. The Adviser places substantial reliance on ISS' analyses and recommendations and generally will give instructions to ISS to vote proxies in accordance with ISS' recommendations.

                  Conflict of Interest. If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of the Adviser or any affiliate of the Adviser on the other hand, then the Adviser will vote the securities in accordance with ISS' recommendations, but only after disclosing any such conflict to the Trust's Board of Trustees prior to voting and affording such Fund the opportunity to direct the Adviser in the voting of such securities.

                  Proxy Voting Records. Beginning in August 2004, the Trust will be required to disclose annually the BBB Bond Fund's complete proxy voting records on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and will be filed no later than August 31, 2004. Once filed, Form N-PX will be available upon request. The Form N-PX of the BBB Bond Fund will also be available on the Securities and Exchange Commission's website at http://www.sec.gov.

                  ISS' Proxy Guidelines. The following is a summary of the material terms of ISS' U.S. Proxy Voting Policy Statement & Guidelines:

                  Voting on Director Nominees in Uncontested Elections. Votes concerning the entire board of directors are examined using the following five factors:

        - Poor long-term corporate performance record relative to its peer index and S&P 500;

        - Lack of majority of independent directors or independence of the full board and key board committees (fully independent audit, compensation, and nominating committees);

        -         Diversity of board;

        - Executive compensation (excessive salaries/bonuses/pensions, history of repricing underwater stock options, imprudent use of company resources, misallocation of corporate assets, etc.); and

        - Failure of the board to properly respond to majority votes on shareholder proposals.

                  Votes on individual director nominees are made on a case-by-case basis. Votes on individual directors are examined using the following eight factors:

        - Attendance of director nominees at board meetings of less than 75 percent in one year without valid reason or explanation;

        - Lack of independence on key board committees (i.e. audit, compensation, and nominating committees);

        - Failure to establish any key board committees (i.e. audit, compensation, or nominating);

        - Directors serving on an excessive number of other boards which could compromise their duties of care and loyalty;

        - Chapter 7 bankruptcy, SEC violations, and criminal investigations;

        -         Interlocking directorships;

        - Performance of compensation committee members related to egregious executive compensation; and

        - Performance of audit committee members concerning excessive non-audit fees and the presence of auditor ratification upon the proxy ballot.

                  Voting for Director Nominees in Contested Elections. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.

                  Votes in a contested election of directors are evaluated on a case-by-case basis with the following seven factors in consideration:

        - Long-term financial performance of the target company relative to its industry;

        -         Management's historical track record;

        -         Background to the proxy contest;

        -         Qualifications of director nominees (both slates);

        - Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals in these proposals are realistic, achievable, demonstrable and viable under the current conditions by which the company operates;

        -         Equity ownership positions; and

        -         Total impact on all stakeholders.

                  Proposals Respecting CEO Serving as Chairman. Generally, votes are withheld from a CEO who is also serving in the role of chairman at the same company. Generally, shareholder proposals calling for the separation of the CEO and chairman positions are supported, as are shareholder proposals calling for a non-executive director to serve as chairman who is not a former CEO or senior-level executive of the company.

                  Proposals Respecting Independent Directors. Generally, shareholder proposals that request that the board be comprised of a majority of independent directors are supported. Votes are cast in favor of shareholder proposals requesting that the key board committees (i.e. audit, compensation and/or nominating) include independent directors exclusively. Votes are cast in opposition of boards with a majority insider board composition.

                  Proposals Respecting Director Diversity. Proposals respecting the following are supported:

        - Proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of directors are supported.

        - Proposals seeking the endorsement of a policy of board inclusiveness.

        - Proposals requiring the reporting to shareholders on a company's efforts to increase diversity on their boards.

                  Proposals Respecting Stock Ownership Requirements. Votes are cast against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director nominee or to remain on the board.

                  Proposals Respecting Board Structure. Votes are cast against classified boards when the issue comes up for vote.

                  Proposals Respecting Term Limits for Office. Generally, votes are cast against shareholder proposals to limit the tenure of outside directors.

                  Proposals Respecting Cumulative Voting. Votes are cast against proposals to eliminate cumulative voting. Votes are cast in favor of proposals to permit cumulative voting.

                  Proposals Respecting Director and Officer Indemnification and Liability Protection. Votes are cast against proposals to limit or eliminate entirely director and officer liability in regards to: (1) breach of the director's fiduciary "duty of loyalty" to shareholders; (2) acts or omissions not made in "good faith" or involving intentional misconduct or knowledge of violations under the law; (3) acts involving the unlawful purchases or redemptions of stock; (4) payment of unlawful dividends; or (v) use of the position as director for receipt of improper personal benefits.

                  Proposals Respecting Indemnification. Votes are cast against indemnification proposals that would expand individual coverage beyond ordinary legal expenses to also cover specific acts of negligence which exceed the standard of mere carelessness that is regularly covered in board fiduciary indemnification. Votes are cast in favor of only those proposals which provide expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director's legal expenses would be covered.

                  Proposals Respecting Poison Pills. Votes are cast in favor of shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Proposals to redeem a company's poison pill and proposals to ratify a poison pill are reviewed on a case-by-case basis. Votes should be withheld from any board where a dead-hand poison pill provision is in place.

                  Proposals Respecting Greenmail. Votes are cast in favor of proposals to adopt an anti-greenmail provision in charter or bylaws that would restrict a company's ability to make greenmail payments to certain shareholders. All anti-greenmail proposals are reviewed on a case-by-case basis when they are presented as bundled items with other charter or bylaw amendments.

                  Proposals Respecting Shareholder Ability to Remove Directors. Votes are cast against proposals that provide that directors may be removed only for cause. Votes are cast in favor of proposals which seek to restore the authority of shareholders to remove directors with or without cause. Votes are cast against proposals that provide only continuing directors may elect replacements to fill board vacancies. Votes are cast in favor of proposals that permit shareholders to elect directors to fill board vacancies.

                  Proposals Respecting Shareholder Ability to Alter the Size of the Board. Votes are cast in favor of proposals that seek to fix the size of the board. Votes are cast against proposals that give management the ability to alter the size of the board without shareholder approval.

                  Proposals Respecting Auditor Ratification. Votes are cast in favor of proposals to ratify auditors when the amount of audit fees is equal to or greater than three times the amount paid for consulting, unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; or (2) there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. Votes are cast against proposals to ratify auditors when the amount of audit fees is less than three times greater than that for consulting fees. Votes are withheld from Audit Committee members in cases where consulting fees exceed audit fees. Generally, shareholder proposals to ensure auditor independence through measures such as mandatory auditor rotation (no less than every five years) or prohibiting companies from buying consulting services from their auditor are supported.

                  Proposals Respecting Mergers. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

        -         Impact of the merger on shareholder value;

        - Anticipated financial and operating benefits realizable through combined synergies;

        -         Offer price (cost vs. premium);

        - Financial viability of the combined companies as a single entity;

        - Was the deal put together in good faith? Were negotiations carried out at arm's length? Was any portion of the process tainted by possible conflicts of interest?;

        - Fairness opinion (or lack thereof); Changes in corporate governance and their impact on shareholder rights; and

        - Impact on community stakeholders and employees in both workforces.

                  Proposals Respecting Fair Price Provisions. Votes are cast in favor of fair price proposals as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares. Votes are cast in favor of shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

                  Proposals Respecting Corporate Restructuring. Votes concerning corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales, are considered on a case-by-case basis.

                  Proposals Respecting Appraisal Rights. Votes are cast in favor of proposals to restore or provide shareholders with the right of appraisal.

                  Proposals Respecting Spin-offs. Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

                  Proposals Respecting Asset Sales. Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

                  Proposals Respecting Liquidations. Votes on liquidations are made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

                  Proposals Respecting Changing Corporate Name. Votes are cast in favor of changing the corporate name in all instances if proposed and supported by management.

                  Proposals Respecting Confidential Voting. Votes are cast in favor of shareholder proposals that request corporations to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Votes are cast in favor of management proposals to adopt confidential voting procedures.

                  Proposals Respecting Shareholder Ability to Call Special Meetings. Votes are cast against proposals to restrict or prohibit shareholder ability to call special meetings. Votes are cast in favor of proposals that remove restrictions on the right of shareholders to act independently of management.

                  Proposals Respecting Shareholder Ability to Act by Written Consent. Votes are cast against proposals to restrict or prohibit shareholder ability to take action by written consent. Votes are cast in favor of proposals to allow or make easier shareholder action by written consent.

                  Proposals Respecting Equal Access. Votes are cast in favor of shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

                  Proposals Respecting Unequal Voting Rights. Votes are cast in favor of resolutions that seek to maintain or convert to a one share, one vote capital structure. Votes are cast against requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

                  Proposals Respecting Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws. Votes are cast against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Votes are cast against management proposals seeking to lower supermajority shareholder vote requirements when they accompany management sponsored proposals to also change certain charter or bylaw amendments. Votes are cast in favor of shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

                  Proposals Respecting Supermajority Shareholder Vote Requirement to Approve Mergers. Votes are cast against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Votes are cast in favor of shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

                  Proposals Respecting Reimbursement of Proxy Solicitation Expenses. Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

                  Proposals Respecting Common Stock Authorization. Management proposals requesting shareholder approval to increase authorized common stock are supported when management provides persuasive justification for the increase. These proposals are evaluated on a case-by-case basis when the company intends to use the additional stock to implement a poison pill or other takeover defense. The amount of additional stock requested in comparison to the requests of the company's peers as well as the company's articulated reason for the increase are examined. Votes are cast against proposed common stock authorizations that increase the existing authorization by more than 50 percent unless a clear need for the excess shares is presented by the company.

                  Proposals Respecting Reverse Stock Splits. Management proposals to implement a reverse stock split are reviewed on a case-by-case basis, taking into account whether there is a corresponding proportional decrease in authorized shares. Generally, a reverse stock split is supported if management provides a reasonable justification for the split and reduces authorized shares accordingly.

                  Proposals Respecting Blank Check Preferred Authorization. Votes are cast in favor of proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights. Proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend, distribution, and other rights are reviewed on a case-by-case basis. Proposals to increase the number of authorized blank check preferred shares are reviewed on a case-by-case basis. If the company does not have any preferred shares outstanding, the requested increase will be voted against. Votes are cast in favor of shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

                  Proposals Respecting Adjustments to the Par Value of Common Stock. Votes are cast in favor of management proposals to reduce the par value of common stock.

                  Proposals Respecting Preemptive Rights. Proposals to create or abolish preemptive rights are reviewed on a case-by-case basis.

                  Proposals Respecting Debt Restructuring. Proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are reviewed on a case-by-case basis. The following issues are considered:

        - Dilution: How much will ownership interests of existing shareholders be reduced and how extreme will dilution to any future earnings be?

        - Change in Control: Will the transaction result in a change-in-control of the company?

        - Bankruptcy: How real is the threat of bankruptcy? Is bankruptcy the main factor driving the debt restructuring? Would the restructuring result in severe loss to shareholder value?

        -         Possible self-dealings.

                  Proposals Respecting Stock Option Plans. Option plans that provide legitimately challenging performance targets that serve to truly motivate executives in the pursuit of excellent performance are supported. Likewise, plans that offer unreasonable benefits to executives that are not available to any other shareholders are opposed. ISS will consider whether the proposed plan is being offered at fair market value or at a discount; whether the plan excessively dilutes the earnings per share of the outstanding shares; and whether the plan gives management the ability to replace or reprice "underwater" options. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price. ISS will also consider any other features of the plan that may not be in shareholders' best interest.

                  In general, executive and director compensation plans are reviewed on a case-by-case basis. When evaluating executive and director compensation matters, the following three elements are reviewed:

        - Dilution: Votes are cast against plans in which the potential voting power dilution of all shares outstanding exceeds 12 percent.

        - Full market value: Awards must be granted at 100 percent of fair market value on the date of grant. However, in instances when a plan is open to broad-based employee participation and excludes the five most highly compensated employees, ISS accepts a 15 percent discount.

        - Repricing: Votes are cast against plans if the company's policy permits repricing of "underwater" options or if the company has a history of repricing past options.

                  Proposals Respecting Stock Option Expensing. Shareholder resolutions calling for stock option grants to be treated as an expense for accounting and earnings calculation purposes are supported.

                  Proposals Respecting Internal Revenue Code-Related Compensation Proposals. Votes are cast in favor of amendments that place a cap on annual grants or amend administrative features. Votes are cast in favor of plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants that any one participant may receive in order to comply with the provisions of Section 162(m) of Internal Revenue Code.

                  Proposals Respecting Amendments to Add Performance-Based Goals. Votes are cast in favor of amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

                  Proposals Respecting Amendments to Increase Shares and Retain Tax Deductions.

                  Amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

                  Proposals Respecting Approval of Cash or Cash-and-Stock Bonus Plans. Generally, votes are cast against cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code if the plan provides for awards to individual participants in excess of $2 million a year. Votes are cast against plans that are deemed to be "excessive" because they are not justified by performance measures.

                  Proposals Respecting Performance Based Options. Generally, votes are cast in favor of shareholder proposals that seek to provide for performance based options such as indexed and/or premium priced options.

                  Shareholder Proposals to Limit Executive and Director Pay. Generally, votes are cast in favor of shareholder proposals that seek additional disclosure of executive and director pay information. Generally, votes are cast in favor of shareholder proposals that seek to eliminate outside directors' retirement benefits. All other shareholder proposals that seek to limit executive and director pay are reviewed on a case-by-case basis.

                  Proposals Respecting Golden and Tin Parachutes. Votes are cast in favor of shareholder proposals to have all golden and tin parachute agreements submitted for shareholder ratification. Generally, votes are cast against all proposals to ratify golden parachutes. Votes respecting tin parachutes are made on a case-by-case basis.

                  Proposals Respecting Employee Stock Ownership Plans. Votes are cast in favor of proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs except in cases when the number of shares allocated to the ESOP is deemed "excessive" (i.e. generally greater than five percent of outstanding shares).

                  Proposals Respecting Voting on State Takeover Statutes. ISS reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions). ISS generally supports opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

                  Proposals Respecting Offshore Reincorporations & Tax Havens. For a company that seeks to reincorporate, ISS evaluates the merits of the move on a case-by-case basis, taking into consideration the company's strategic rationale for the move, the potential economic ramifications, potential tax benefits, and any corporate governance changes that may impact shareholders. When reviewing a proposed offshore move, ISS will consider the following factors:

        - Legal recourse for U.S. stockholders of the new company and the enforcement of legal judgments against the company under the U.S. securities laws;

        - The transparency (or lack thereof) of the new locale's legal system;

        - Adoption of any shareholder-unfriendly corporate law provisions;

        -         Actual, qualified tax benefits;

        -         Potential for accounting manipulations and/or discrepancies;

        -         Any pending U.S. legislation concerning offshore companies;
                  and

        - Prospects of reputational harm and potential damage to brand name via increased media coverage concerning corporate expatriation.

                  ISS will generally support shareholder requests calling for "expatriate" companies that are domiciled abroad yet predominantly owned and operated in America to re-domesticate back to a U.S. state jurisdiction.

                  Proposals Respecting Social and Environmental Issues. In general, ISS supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. In most cases, ISS will support proposals that ask for disclosure reporting of additional information that is not available outside the company and that is not proprietary in nature. In determining how to vote on social, workplace, environmental, and other related proposals, ISS specifically analyzes the following factors:

        - Whether adoption of the proposal would have either a positive or negative impact on the company's short-term or long-term share value;

        -         Percentage of sales, assets, and earnings affected;

        - Degree to which the company's stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

        - Whether the issues presented should be dealt with through government or company-specific action;

        - Whether the company has already responded in some appropriate manner to the request embodied in a proposal;

        - Whether the company's analysis and voting recommendation to shareholders is persuasive;

        -         What its industry peers have done in response to the issue;

        -         Whether the proposal itself is well framed and reasonable;

        - Whether implementation of the proposal would achieve the objectives sought in the proposal; and

        - Whether the subject of the proposal is best left to the discretion of the board.

                  In general, ISS supports proposals that request the company to furnish information helpful to shareholders in evaluating the company's operations. ISS will evaluate proposals requesting the company to cease taking certain actions that the proponent believes is harmful to society or some segment of society with special attention to the company's legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request.

                  Proposals Respecting Special Policy Review and Shareholder Advisory Committees. ISS supports these proposals when they appear to offer a potentially effective method for enhancing shareholder value.

                  Proposals Respecting Military Sales. Generally, ISS supports reports on foreign military sales and economic conversion of facilities. Generally, votes are cast against proposals asking a company to develop specific military contracting criteria.

                  Proposals Respecting Political Contributions Reporting. ISS supports proposals affirming political non-partisanship, proposals requiring the reporting of political and political action committee and proposals requiring the establishment of corporate political contributions guidelines and reporting provisions.

                  Proposals Respecting Equal Employment Opportunity and Other Work Place Practice Reporting Issues. Votes are cast in favor of proposals calling for action on equal employment opportunity and anti-discrimination. Votes are cast in favor of legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, environmental issues, and labor policies and practices that affect long-term corporate performance. Votes are cast in favor of non-discrimination in salary, wages, and all benefits.

                  Proposals Respecting High-Performance Workplace. Generally, ISS supports proposals that incorporate high-performance workplace standards.

                  Proposals Respecting Non-Discrimination in Retirement Benefits. ISS supports proposals that require non-discrimination in retirement benefits.

                  Proposals Respecting Fair Lending. ISS supports proposals requiring compliance with fair-lending laws and proposals that require reporting on overall lending policies and data.

                  Proposals Respecting CERES Principles. ISS supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Votes are cast in favor of the adoption of the CERES Principles. Votes are cast in favor of adoption of reports to shareholders on environmental issues.

                  Proposals Respecting MacBride Principles. ISS supports proposals respecting the adoptions of the MacBride Principles for operations in Northern Ireland where the proposals request that the company abide by equal employment opportunity policies.

                  Proposals Respecting Contract Supplier Standards. ISS will generally support proposals that:

        - Seek publication of a "Worker Code of Conduct" to the company's foreign suppliers and licensees, requiring they satisfy all applicable labor standards and laws protecting employees' wages, benefits, working conditions, freedom of association, right to collectively bargain, and other rights.

        - Request a report summarizing the company's current practices for enforcement of its Worker Code of Conduct.

        - Establishes independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with the Worker Code of Conduct.

        - Create incentives to encourage suppliers to raise standards rather than terminate contracts.

        - Implement policies for ongoing wage adjustments, ensuring adequate purchasing power and a sustainable living wage for employees of foreign suppliers and licensees.

        - Request public disclosure of contract supplier reviews on a regular basis.

        - Adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced or child labor, or that fail to comply with applicable laws protecting employees' wages and working conditions.

                  Proposals Respecting Corporate Conduct, Human Rights, and Labor Codes. ISS generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights.

                  Proposals Respecting International Operations. ISS generally supports shareholder proposals which call for a report on the company's core business policies and procedures of its operations outside the United States. Generally, ISS supports proposals asking for policy clarification and reporting on foreign-related matters that can materially impact the company's short and long-term bottom-line.


Investment Advisory Agreement
-----------------------------

                  In approving the investment advisory agreement for the BBB Bond Fund, the Board of Trustees considered a number of factors including, but not limited to, the following:

                  o the Adviser's experience in managing accounts with similar investment objectives;

                  o the performance of the other Funds for which the Adviser serves as the investment adviser;

                  o     the BBB Bond Fund's pro forma expense ratio;

                  o the nature and the quality of the services offered by the Adviser; and

                  o the reasonableness of the compensation payable to the Adviser.

                  Based upon its review, the Board of Trustees determined that the Adviser had the capabilities, resources and personnel necessary to manage the BBB Bond Fund effectively. Further the Board of Trustees determined that based on the services the Adviser was required to render under the investment advisory agreement, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Trustees concluded that it would be in the best interest of the BBB Bond Fund to enter into the investment advisory agreement with the Adviser.

                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Portfolio Transactions and Brokerage." None of the non-interested trustees, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.


Share Ownership
---------------

                  Set forth below are the names and addresses of all record holders of shares of the BBB Bond Fund who as of February 29, 2004 beneficially owned more than 5% of the Fund's then outstanding shares (or any other holder otherwise known to the Trust to own more than 5% of the Fund's outstanding shares).

                 Name and Address of
                  Beneficial Owner                Number of Shares          Percent of Class
                  ----------------                ----------------          ----------------
NCitigroup Global Markets, Inc.
333 West 34th Street, 3rd Floor
ew York, New York  10001                              323,383                  53.30%

Pershing LLC
P.O. Box 2052
Jersey City, New Jersey  07303                         249,771                  40.40%

                  No other person owns of record or is known to the Trust to own beneficially 5% or more of the outstanding securities of the BBB Bond Fund. For purposes of the 1940 Act, any person owning more than 25% of a Fund's shares may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders. Based on their ownership percentages, Citigroup Global Markets, Inc. and Pershing LLC "control" the Fund. None of such persons controls the Trust.

                  All trustees and officers of the Trust as a group beneficially owned no shares of the BBB Bond Fund as of February 29, 2004.

                  The table below sets forth the dollar range of shares of all of the Funds beneficially owned by each trustee of the Trust as of December 31, 2003 (the valuation date is also December 31, 2003):

                                           Dollar Range of Shares of the     Dollar Range of Shares of
              Name of Trustee                      BBB Bond Fund                     All Funds*
              ---------------                      -------------                     ----------
    Non-Interested Trustee
    Beatrice P. Felix                                   None                       Over $100,000
    Ann Louise Marinaccio                               None                       Over $100,000
    Robert I. Weisberg                                  None                            None
    Interested Trustee
    Joseph Lloyd McAdams, Jr.                           None                       Over $100,000

    -------------------------------------


*The Funds form a "Family of Investment Companies" as defined in the 1940 Act and are the only funds in the Family of Investment Companies.


                        THE ADVISER AND THE ADMINISTRATOR

                  The Adviser, Pacific Income Advisers, Inc., is the investment adviser to the BBB Bond Fund. Joseph Lloyd McAdams, Jr., John Graves, Heather U. Baines and Timothy B. Tarpening collectively control the Adviser due to their ownership of the majority of the outstanding stock of the Adviser. Mr. McAdams' position with the Trust is described above under the caption "Management - Management Information". Mr. Graves, Ms. Baines and Mr.Tarpening are not employees, officers or trustees of the Trust.


                  Under the investment advisory agreement applicable to the BBB Bond Fund, the Adviser is not paid a fee. Only investment advisory clients of the Adviser are eligible to invest in the BBB Bond Fund. These clients pay the Adviser an investment advisory fee to manage their assets, including assets invested in the BBB Bond Fund.

                  The Adviser has voluntarily agreed to reimburse the BBB Bond Fund to the extent necessary to permit the Fund to maintain a voluntary expense limitation of 0.00% until November 30, 2004. After November 30, 2004, the Adviser may discontinue reimbursing the BBB Bond Fund as long as it provides shareholders of the Fund with written notice six months in advance. The Adviser may not recoup expense reimbursements in future periods. Expense reimbursement obligations are calculated daily and paid monthly, at an annual rate expressed as a percentage of the BBB Bond Fund's average daily net assets.


                  As a result of expense limitation, the following reimbursements were made by the Adviser to the BBB Bond Fund:

                               Fiscal
                              Year End        Reimbursements
                              --------        --------------

                                2003             $80,747


                  The BBB Bond Fund's investment advisory agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                  UMB Fund Services, Inc., a Wisconsin corporation (the "Administrator"), serves as administrator and fund accountant to the BBB Bond Fund, subject to the overall supervision of the Trust's Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement, the Administrator provides certain administrative and fund accounting services to each of the Funds. The Administrator's services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of each of the Funds' books and records, maintaining all general ledger accounts and related subledgers; overseeing the Funds' fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the Securities and Exchange Commission; preparing financial statements for the Funds' annual and semi-annual reports to the Securities and Exchange Commission; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Funds' income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Funds' compliance with their policies and limitations relating to portfolio investments as set forth in the Prospectus and Statement of Additional Information for the Funds and the status of each of the Funds as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in developing an agenda for each board meeting and, if requested by the trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values for each of the Funds based on valuations provided by pricing services of the Adviser; and generally assisting in the Trust's administrative operations as mutually agreed by the Trust and the Administrator.


                  For its services as administrator and fund accountant, the Trust pays the Administrator a fee, computed daily and paid monthly, plus out-of-pocket expenses, certain pricing fees and special project fees at the rates set forth in the following table, subject to a minimum annual fee of approximately $59,500.


        Average Net Assets                      Basis Points
        ------------------                      ------------
        Up to $50 Million                       13.0 basis points (0.13%)
        $50 Million to $100 Million             5.5 basis points (0.055%)
        $100 Million to $250 Million            5.0 basis points (0.05%)
        $250 Million to $500 Million            3.0 basis points (0.03%)
        Over $500 Million                       2.0 basis points (0.02%)


                  During the fiscal year ended November 30, 2003, the Administrator received $10,747 from the BBB Bond Fund for administration and fund accounting services.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Generally
---------
                  Under the BBB Bond Fund's investment advisory agreement, the Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust's Board of Trustees, as are all of the activities of the Adviser under the investment advisory agreement.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The Trust understands that a substantial amount of the portfolio transactions of the BBB Bond Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Funds. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for the BBB Bond Fund at prices that include underwriting fees.

                  In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the BBB Bond Fund on a continuing basis. Accordingly, the price to the BBB Bond Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement solely by reason of its having caused the BBB Bond Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the BBB Bond Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.


                  The Adviser may use the above-referenced research services in servicing all of its accounts and not just for providing services to the Funds. Conversely, a Fund may benefit from research services obtained by the Adviser from the placement of other clients' portfolio brokerage.

Syndicated Capital, Inc.
------------------------

                  The investment advisory agreement permits the Adviser to direct brokerage to the Distributor, Syndicated Capital, Inc., but only if it reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the BBB Bond Fund in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr.

Brokerage Commissions
---------------------


                  The BBB Bond Fund did not pay any brokerage commissions during the fiscal year ended November 30, 2003.


                                 NET ASSET VALUE

                  The net asset value of the BBB Bond Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                  The BBB Bond Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.


                  In determining the net asset value of the BBB Bond Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price as of the close of trading, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities held by the BBB Bond Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges and Debt Futures and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of such commodities exchanges.


                  When the BBB Bond Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is "marked-to-market" to reflect the current market value of the call or put. If a call the BBB Bond Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put the BBB Bond Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call the BBB Bond Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put the BBB Bond Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by the BBB Bond Fund expires, it has a gain in the amount of the premium; if the BBB Bond Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

                  Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the BBB Bond Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of the BBB Bond Fund's net asset value. It is currently the policy of the BBB Bond Fund that events affecting the valuation of Fund securities occurring between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.

                  The BBB Bond Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings;
(b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the BBB Bond Fund not reasonably practicable.

                                      TAXES

General
-------
                  The Funds intend to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Funds.

                  If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such that Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on that Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from that Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of that Fund.


                  Dividends from a Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from a Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund. Since all or substantially all of the income of the BBB Bond Fund is derived from interest payments to it, none of the dividends of the BBB Bond Fund will qualify for the deduction.


                  Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of a Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.


                  At November 30, 2003, the BBB Bond Fund had accumulated capital loss carryforwards of $1,199 which expire in the year 2011.


                  Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

Rule 17a-7 Transactions
-----------------------

                  The Funds have adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which each of the Funds may effect a purchase and sale transaction with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities which are permitted investments for the Funds. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Funds acquire unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments
-------------------------------

                  If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If a Fund enters into a closing transaction with respect to the option, any gain or loss realized by a Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

                  With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by a Fund for the option will be added to the basis of the security or futures contract so acquired.

                  Gains and losses resulting from the expiration, exercise or closing of futures contracts will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter "blended gain or loss") for determining the character of distributions. In addition, futures contracts held by a Fund on the last day of a fiscal year will be treated as sold for market value ("marked to market") on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss. The realized gain or loss on the ultimate disposition of the futures contract will be increased or decreased to take into consideration the prior marked to market gains and losses.

                  Each Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If a Fund owns the underlying security or acquires the underlying security before closing the option position, the option positions may be subject to certain modified short sale rules. If a Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. A Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the security used to exercise that put option. If a Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Back-up Withholding
-------------------

                  Federal law requires the Funds to withhold 28% of a shareholder's reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer

Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

                               GENERAL INFORMATION

                  The Trust's Declaration of Trust permits its trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders of a Fund would share pro rata in its net assets available for distribution to shareholders. The holders of shares have no preemptive or conversion rights. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other only as to dividends or (as is the case with all of the Funds) each of which has separate assets and liabilities.

                  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interests of each Fund in the matter are identical or the matter does not affect a Fund. However, the rule exempts the ratification of the selection of accountants and the election of trustees from the separate voting requirements.

                  Income, direct liabilities and direct operating expenses of each Fund will be allocated directly to each Fund, and general liabilities and expenses of the Trust will be allocated among the Funds in proportion to the total net assets of each Fund, on a pro rata basis among the Funds or as otherwise determined by the Board of Trustees.

                  The By-Laws provide that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a trustee. The trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of the Trust's shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a trustee. The trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each Fund, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Trust will continue indefinitely.

                  Shares of the Trust when issued are fully paid and non-assessable. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

                  The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                  The Funds' custodian, U.S. Bank, N.A., Cincinnati, Ohio, is responsible for holding the Funds' assets. UMB Fund Services, Inc., the Trust's Administrator, maintains the Funds' accounting records and calculates daily the net asset value of the Funds' shares.


                  The Distributor distributes the shares on a "best efforts" basis (the BBB Bond Fund's shares are offered on a continuous basis). As of the date of this Statement of Additional Information, the BBB Bond Fund has not paid the Distributor any net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other similar compensation.


                  The Trust's independent accountants, PricewaterhouseCoopers LLP, examine each Fund's annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.

                         CALCULATION OF PERFORMANCE DATA

                  From time to time the BBB Bond Fund may quote its average annual total return ("standardized return") in advertisements or promotional materials. Additionally, the performance of the BBB Bond Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available, and the performance of the BBB Bond Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the BBB Bond Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the period of existence of the BBB Bond Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions, but does not take into account any federal or state income taxes that may be payable upon redemption. The formulas the BBB Bond Fund uses in calculating standardized return are described below.

                  The BBB Bond Fund also may refer in advertising and promotional materials to its yield. The yield of the BBB Bond Fund shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of the Fund's shares. The BBB Bond Fund calculates yield by determining the dividend and interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net asset value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yields of the BBB Bond Fund may not equal the dividend income actually paid to investors or the income reported in the financial statements of the Fund. The formula the BBB Bond Fund uses in calculating yield is also set forth below.

                  In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rates of return, actual year by year rates or any combination thereof.

                  All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the BBB Bond Fund will fluctuate, and an investor's proceeds upon redeeming shares may be more or less than the original cost of the shares.


                  Average annual total return (before taxes) is calculated according to the following formula:


                  P(1+T)n=ERV

where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown. All dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.

                  Average annual total return (after taxes on distributions) is calculated according to the following formula:

                  P(1+T)n=ATVD

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions); n= number of years; and ATVD=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions but not after taxes on redemptions. All dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities.

                  Average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:

                  P(1+T)n= ATVDR

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions and redemption); n= number of years; and ATVDR=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions and redemptions. All dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value is determined by subtracting capital gains taxes resulting from the investment and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gain of the appropriate character in effect on the redemption date in accordance with the federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.


                  Yields will fluctuate as market conditions change. The yield of the BBB Bond Fund is calculated according to the following formula:


                     YIELD = 2 [OBJECT OMITTED] (a-b
                                                (---- + 1  (6) - 1
                                                ( cd

       Where:   a =    dividends and interest earned during the period.

                b =    expenses accrued for the period (net of reimbursements).

                c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                d = the net asset value per share on the last day of the period.

                        DESCRIPTION OF SECURITIES RATINGS

                  The BBB Bond Fund may invest in securities rated by Standard & Poor's, Moody's, Duff & Phelps Credit Rating Co. ("Duff & Phelps") or IBAC. A brief description of the rating symbols and their meanings follows:

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                  Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -         Leading market positions in well-established industries.

        -         High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                  STANDARD & POOR'S RATINGS FOR CORPORATE BONDS

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B,         Debt rated "BB," "B,", "CCC," "CC" and "C" is regarded as having
CCC,           predominantly speculative characteristics with respect to
CC, C          capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposure to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" or "BBB-" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating.

C The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CC" or "CC-" debt rating. The "C" rating may be used to cover a situation where bankruptcy petition has been filed, but debt service payments are continued.

                            MOODY'S RATINGS FOR BONDS

     Aaa        Bonds which are rated Aaa are judged to be of the best quality.
                They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time many be small.

     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                    DUFF & PHELPS RATINGS FOR CORPORATE BONDS

     AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

      A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

      BB Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

                                 PIA MUTUAL FUND


            Statement of Additional Information dated March 29, 2004


                              For the OCM Gold Fund


                  This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Prospectus dated March 29, 2004 of PIA Mutual Fund (the "Trust") relating to the OCM Gold Fund (the "Fund"). Copies of the Prospectus may be obtained from the Trust's Distributor, Syndicated Capital, Inc. (the "Distributor"), 1299 Ocean Avenue, Suite 210, Santa Monica, CA 90401.

                  The following financial statements are incorporated by reference to the Annual Report, dated November 30, 2003, of PIA Mutual Fund (File No. 811-04010) as filed with the Securities and Exchange Commission on February 6, 2004.

                  Schedule of Investments
                  Statement of Assets and Liabilities
                  Statement of Operations
                  Statements of Changes in Net Assets
                  Notes to Financial Statements
                  Financial Highlights
                  Report of Independent Auditors


                  Shareholders may obtain a copy of the Annual Report, without charge, by calling (800) 628-9403.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----


FUND HISTORY AND CLASSIFICATION...............................................3
     Investment Restrictions..................................................3
     Illiquid Securities......................................................5
     Lending Portfolio Securities.............................................5
     Hedging Instruments......................................................6
     Futures Contracts and Options Thereon....................................6
     Index Options Transactions...............................................8
     Options on Securities....................................................9
     Special Risks of Hedging Strategies.....................................11
     Limitations on Options..................................................11
     Temporary Investments...................................................11
     Depository Receipts.....................................................12
     Foreign Securities......................................................13
     Portfolio Turnover......................................................15

MANAGEMENT...................................................................15
     Management Information..................................................15
     Committee...............................................................17
     Compensation............................................................17
     Proxy Voting Policy.....................................................18
     Investment Advisory Agreement...........................................19
     Share Ownership.........................................................19
     The Adviser and the Administrator.......................................20
     Portfolio Transactions and Brokerage....................................22
     Distribution Plan.......................................................24

NET ASSET VALUE..............................................................27

SHAREHOLDER SERVICES.........................................................29

TAXES .......................................................................32
     General  ...............................................................32
     Rule 17a-7 Transactions.................................................33
     Taxation of Hedging Instruments.........................................33
     Foreign Taxes...........................................................34
     Back-up Withholding.....................................................34

GENERAL INFORMATION..........................................................35

SALES CHARGES................................................................37

CALCULATION OF PERFORMANCE DATA..............................................37

DESCRIPTION OF SECURITIES RATINGS............................................39

                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated March 29, 2004, and, if given or made, such information or representations may not be relied upon as having been authorized by PIA Mutual Fund. This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION


                  The Trust, PIA Mutual Fund, is an open-end management investment company consisting of five separate portfolios: the PIA Short-Term Government Securities Fund, the PIA Equity Fund, the PIA Total Return Bond Fund, the PIA BBB Bond Fund and the OCM Gold Fund (collectively the "Funds" and where applicable each a "Fund"). This Statement of Additional Information provides information on the OCM Gold Fund. The Fund is non-diversified. PIA Mutual Fund was organized as a Massachusetts business trust on January 6, 1984. Between December 27, 1996 and March 27, 2003, the Trust was known as "Monterey Mutual Fund." Prior to December 27, 1996 the Trust was known as "Monitrend Mutual Fund." The Fund was called the "Monitrend Gold Fund" prior to December 13, 1996.


Investment Restrictions
-----------------------

                  The Trust has adopted the following restrictions applicable to the Fund as fundamental policies, which may not be changed without the approval of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the shares of the Fund. Under the 1940 Act, approval of the holders of a "majority" of the Fund's outstanding voting securities means the favorable vote of the holders of the lesser of (i) 67% of its shares represented at a meeting at which more than 50% of its outstanding shares are represented or
(ii) more than 50% of its outstanding shares.

                  The Fund may not purchase any security, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"), if as a result more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer; provided, however, that 50% of the total assets of the Fund may be invested without regard to this restriction.

                  The Fund may not:

                  1. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

                  2. Purchase any security if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old.

                  3. Invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or officer or director of the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

                  4. Make investments for the purpose of exercising control or management.

                  5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

                  6. Purchase warrants if as a result the Fund would then have more than 5% of its total assets (taken at current value) invested in warrants.

                  7. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of its total assets (taken at current value) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

                  8. Invest in interests in oil, gas or other mineral leases or exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

                  9. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and options).

                 10. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.

                 11. Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and with respect to initial and variation margin for futures contracts are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures contracts or purchase of related options or the sale of options on indices are deemed to be the issuance of a senior security.)

                 12. Buy or sell commodities or commodity contracts except futures and related options or real estate or interests in real estate (including limited partnership interests). For purposes of this restriction, Mortgage-Backed Securities are not considered real estate or interests in real estate.

                 13. Participate on a joint or joint and several basis in any trading account in securities.

                 14. Purchase any security restricted as to disposition under federal securities laws except that subject to Securities and Exchange Commission ("SEC") limitations on investments in illiquid securities, the Fund may purchase securities restricted as to disposition under federal securities laws without limitation.

                 15. Make loans, except through repurchase agreements and the loaning of portfolio securities.

                  In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Fund to normally invest 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. If the Board of Trustees determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written disclosure document containing the following prominent statement in bold-type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

Illiquid Securities
-------------------

                  It is the position of the SEC (and an operating although not a fundamental policy of the Fund) that open-end investment companies such as the Fund should not make investments in illiquid securities if thereafter more than 15% of the value of their net assets would be so invested. The investments included as illiquid securities are (i) those which cannot freely be sold for legal reasons, although securities eligible to be resold pursuant to Rule 144A under the Securities Act of 1933 may be considered liquid; (ii) fixed time deposits subject to withdrawal penalties, other than overnight deposits; (iii) repurchase agreements having a maturity of more than seven days; and (iv) investments for which market quotations are not readily available. The Fund does not expect to own any investments for which market quotations are not available. However, illiquid securities do not include obligations which are payable at principal amount plus accrued interest within seven days after purchase. The Board of Trustees has delegated to the Fund's investment adviser, Orrell Capital Management, Inc. (the "Adviser") the day-to-day determination of the liquidity of a security although it has retained oversight and ultimate responsibility for such determinations. Although no definite quality criteria are used, the Board of Trustees has directed the Adviser to consider such factors as (i) the nature of the market for a security (including the institutional private resale markets); (ii) the terms of the securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments); (iii) the availability of market quotations; and (iv) other permissible factors. Investing in Rule 144A securities could have the effect of decreasing the liquidity of the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending Portfolio Securities
----------------------------

                  The Fund may, to increase its income, lend its securities on a short- or long-term basis to brokers, dealers and financial institutions if (i) the loan is collateralized in accordance with applicable regulatory guidelines (the "Guidelines") and (ii) after any loan, the value of the securities loaned does not exceed 25% of the value of its total assets. Under the present

Guidelines (which are subject to change) the loan collateral must be, on each business day, at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities. To be acceptable as collateral, a letter of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter of credit. Such terms and the issuing bank would have to be satisfactory to the Fund. Any loan might be secured by any one or more of the three types of collateral.

                  The Fund receives amounts equal to the interest or other distributions on loaned securities and also receives one or more of the negotiated loan fees, interest on securities used as collateral or interest on the securities purchased with such collateral, either of which type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees but only to persons not affiliated with the Trust. The Fund will not have the right to vote securities on loan, but the terms of the loan will permit the Fund to terminate the loan and thus reacquire the loaned securities on three days notice.

                  The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned be computed each day and additional collateral be furnished each day if required.

Hedging Instruments
-------------------

                  The Fund may engage in hedging. Hedging may be used in an attempt to (i) protect against declines or possible declines in the market values of securities held in the Fund's portfolio ("short hedging") or (ii) establish a position in the securities markets as a substitute for the purchase of individual securities ("long hedging"). The Fund may engage in short hedging in an attempt to protect the Fund's value against anticipated downward trends in the securities markets or engage in long hedging as a substitute for the purchase of securities, which may then be purchased in an orderly fashion. It is expected that when the Fund is engaging in long hedging, it would, in the normal course, purchase securities and terminate the hedging position, but under unusual market conditions such a hedging position may be terminated without the corresponding purchase of securities. The various hedging instruments which the Fund may use are discussed below.


Futures Contracts and Options Thereon
-------------------------------------

                  The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may purchase and write (sell) futures contracts on gold ("Gold Futures"). A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index or of gold with respect to a Gold Future is made. It is the practice of holders of futures contracts to close out their positions on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

                  The Fund may purchase put and call options and write put and call options on stock index futures contracts. The Fund may purchase put and call options and write put and call options on Gold Futures. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a put option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option, the right to sell to the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

                  Some futures and options strategies tend to hedge the Fund's equity or gold positions against price fluctuations, while other strategies tend to increase market exposure. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying stock index or gold. The extent of the Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

                  When the Fund purchases or sells a futures contract, the Fund "covers" its position. To cover its position, the Fund maintains (and marks-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to its obligations on the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and properly maintains assets, such assets will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such maintained assets will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

                  The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or high-grade liquid debt securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

                  The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

                  Although the Fund intends to purchase and sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

Index Options Transactions
--------------------------

                  The Fund may purchase put and call options and write put and call options on stock indexes. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the options. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

                  Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board of Options Exchange, the AMEX and other exchanges. Over-the-counter index options, purchased over-the-counter options and the cover for any written over-the-counter options would be subject to the Fund's 15% limitation on investment in illiquid securities. See "Illiquid Securities."

                  Each of the exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, options positions of certain other accounts advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Adviser intends to comply with all limitations.

                  Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Trading in index options requires different skills and techniques than are required for predicting changes in the prices of individual stocks. The Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options; and/or (ii) maintains (and marks-to-market, on a daily basis) cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to its obligations under the option positions that are not otherwise covered.

                  The Adviser may utilize index options as a technique to leverage the portfolio of the Fund. If the Adviser is correct in its assessment of the future direction of stock prices, the share price of the Fund will be enhanced. If the Adviser has the Fund take a position in options and stock prices move in a direction contrary to the Adviser's forecast however, the Fund would incur losses greater than the Fund would have incurred without the options position.


Options on Securities
---------------------

                  An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

                  One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

                  Call Options on Securities. When the Fund writes a call, it receives a premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

                  To terminate its obligation on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be "covered." For a call to be "covered" (i) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (ii) the Fund must maintain cash or liquid securities adequate to purchase the security; or (iii) any combination of (i) or (ii).

                  When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

                  Put Options on Securities. When the Fund buys a put, it pays a premium and has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put. The Fund may not write put options.

Special Risks of Hedging Strategies
-----------------------------------

                  Participation in the options markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. Risks inherent in the use of options include: (1) dependence on the Adviser's ability to predict correctly movements in the direction of securities prices; (2) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

Limitations on Options
----------------------

                  Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Adviser and its affiliates.

Temporary Investments
---------------------

                  The Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. Money market securities include treasury bills, short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

                  The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the two highest rating categories by a nationally recognized securities rating organization (NRSRO).

                  The Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time the Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. Such securities are referred to as the "Resold Securities". The Adviser will consider the creditworthiness of any vendor of repurchase agreements. The resale price will be in excess of the purchase price in that it reflects an agreed upon market interest rate effective for the period of time during which the Fund's money is invested in the Resold Securities. The majority of these transactions run from day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed-upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Resold Securities and can therefore resell the instrument promptly. Repurchase agreements can be considered as loans "collateralized" by the Resold Securities, such agreements being defined as "loans" in the 1940 Act. The return on such "collateral" may be more or less than that from the repurchase agreement. The Resold Securities will be marked to market every business day so that the value of the "collateral" is at least equal to the value of the loan, including the accrued interest earned thereon. All Resold Securities will be held by the Fund's custodian or another bank either directly or through a securities depository.

Depository Receipts
-------------------

                  The Fund may invest in American Depository Receipts ("ADRs"). ADR facilities may be either "sponsored" or "unsponsored." While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or to pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instruments and other communications. The Fund may invest in sponsored and unsponsored ADRs.

                  In addition to ADRs, the Fund may hold foreign securities in the form of American Depository Shares ("ADSs"), Global Depository Receipts ("GDRs") and European Depository Receipts ("EDRs"), or other securities convertible into foreign securities. These receipts may not be denominated in the same currency as the underlying securities. Generally, American banks or trust companies issue ADRs and ADSs, which evidence ownership of underlying foreign securities. GDRs represent global offerings where an issuer issues two securities simultaneously in two markets, usually publicly in a non-U.S. market and privately in the U.S. market. EDRs (sometimes called Continental Depository Receipts ("CDRs")) are similar to ADRs, but usually issued in Europe. Typically issued by foreign banks or trust companies, EDRs and CDRs evidence ownership of foreign securities. Generally, ADRs and ADSs in registered form trade in the U.S. securities markets, GDRs in the U.S. and European markets, and EDRs and CDRs (in bearer form) in European markets.

Foreign Securities
------------------

                  The Fund may invest in securities of foreign issuers. There are risks in investing in foreign securities. Foreign economies may differ from the U.S. economy; individual foreign companies may differ from domestic companies in the same industry; foreign currencies may be stronger or weaker than the U.S. dollar.

                  An investment may be affected by changes in currency rates and in exchange control regulations, and the Fund may incur transaction costs in exchanging currencies. For example, at times when the assets of the Fund are invested in securities denominated in foreign currencies, investors can expect that the value of such investments will tend to increase when the value of U.S. dollars is decreasing against such currencies. Conversely, a tendency toward a decline in the value of such investments can be expected when the value of the U.S. dollar is increasing against such currencies.

                  Foreign companies are frequently not subject to accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. Foreign stock markets have substantially less volume than the New York Stock Exchange, and securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers. There is frequently less government regulation of exchanges, broker-dealers and issuers than in the United States. Brokerage commissions in foreign countries are generally fixed, and other transactions costs related to securities exchanges are generally higher than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments.

                  Most foreign securities owned by the Fund are held by foreign subcustodians that satisfy certain eligibility requirements. However, foreign subcustodian arrangements are significantly more expensive than domestic custody. In addition, foreign settlement of securities transactions is subject to local law and custom that is not, generally, as well established or as reliable as U.S. regulation and custom applicable to settlements of securities transactions and, accordingly, there is generally perceived to be a greater risk of loss in connection with securities transactions in many foreign countries.

                  The Fund may invest in securities of companies in countries with emerging economies or securities markets ("Emerging Markets"). Investment in Emerging Markets involves risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many Emerging Markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such Emerging Markets. The small size and inexperience of the securities markets in certain Emerging Markets and the limited volume of trading in securities in those markets may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

                  To manage the currency risk accompanying investments in foreign securities and to facilities the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions on a spot
(cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date ("forward foreign currency" contracts or "forward" contracts).

                  A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

                  When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security ("transaction hedging"). By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

                  When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency ("position hedging"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, the Adviser considers the long-term prospects for a particular currency and incorporates the prospect into its overall long-term diversification strategies. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

                  At the maturity of a forward contract, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

                  If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

                  Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (i.e., if the price of such securities declines due to an issuer's deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund's securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, the Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund's securities exceeds the amount of foreign currency the Fund is obligated to deliver. The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

                  Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Portfolio Turnover
------------------

                  See "Financial Highlights" in the Prospectus for information on the past portfolio turnover rates of the Fund. As indicated in the Prospectus the portfolio turnover of the Fund may vary significantly from year to year.

                                   MANAGEMENT

Management Information
----------------------


                  As a Massachusetts business trust, the business and affairs of the Trust are managed by its officers under the direction of its Board of Trustees. The Funds form a "Fund Complex" as defined in the 1940 Act and are the only funds in the Fund Complex. Each trustee oversees all five of the Funds in the Trust. The name, age, address, principal occupations during the past five years, and other information with respect to each of the trustees and officers of the Trust is set forth below.


                                                                                                        Number of
                                                        Term of                                       Portfolios in        Other
                                      Position(s)    Office(1) and                                     Fund Complex    Directorships
                                       Held with    Length of Time       Principal Occupation(s)       Overseen by         Held
       Name, Address and Age             Trust         Served            During Past 5 Years           Trustee          by Trustee
       ---------------------             -----         ------            -------------------           -------          ----------
Independent Trustees

Beatrice P. Felix                     Trustee        Served as        Sales Agent, Roland Land           5                None
1011 4th Street, #218                                 Trustee         Realty (1994 - present)
Santa Monica, CA  90403                             since 1996
Age: 45

Ann Louise Marinaccio                 Trustee        Served as        Sales Associate, Saks              5                None
1 Norwood Road                                        Trustee         Fifth Avenue (1986 -
Springfield, NJ  07081                              since 1996        present)
Age: 64

Robert I. Weisberg                    Trustee        Served as        President and Managing             5           Environmental
41 West Shore Road                                    Trustee         Partner, Alco Financial                        Power, Inc. ;
Belvedere, CA  94920                                since 1996        Services, LLC (1997 -                          Titan General
Age: 57                                                               present)                                       Holdings, Inc.

Interested Trustee and Officers

Joseph Lloyd McAdams, Jr.(2)          Trustee,       Served as        Chairman of the Board and          5                None
1299 Ocean Avenue                    Chairman,      Trustee and       Chief Investment Officer,
Suite 210                          President and     Chairman         Pacific Income Advisers,
Santa Monica, CA  90401              Treasurer      since 1996        Inc. (1986 - present);
Age: 58                                                               Chairman of the Board,
                                                     President        Chief Executive Officer
                                                        and           and President, Syndicated
                                                     Treasurer        Capital, Inc (1987 -
                                                       since          present); Chairman of the
                                                   February 2004      Board and Chief Executive
                                                                      Officer, Anworth Mortgage
                                                                      Asset Corp. (1998 -
                                                                      present)

                                                                                                        Number of
                                                        Term of                                       Portfolios in        Other
                                      Position(s)    Office(1) and                                     Fund Complex    Directorships
                                       Held with    Length of Time       Principal Occupation(s)       Overseen by         Held
       Name, Address and Age             Trust         Served            During Past 5 Years           Trustee          by Trustee
       ---------------------             -----         ------            -------------------           -------          ----------
Flaven Butler                        Secretary       Served as        Assistant Vice President,        N/A                N/A
1299 Ocean Avenue                                    Secretary        Pacific Income Advisers,
Suite 210                                           since 2001        Inc. (1994 - present)
Santa Monica, CA  90401
Age: 31


(1) Each trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term, renewed annually, until the election of a successor.

(2) Mr. McAdams is considered an Interested Trustee of the Trust within the meaning of the 1940 Act. Mr. McAdams is considered an Interested Trustee because of his affiliation with Pacific Income Advisers, Inc. and Syndicated Capital, Inc.

Committee
---------


                  The Trust's Board of Trustees has created an audit committee whose members consist of Beatrice P. Felix, Ann Louise Marinaccio and Robert I. Weisberg. The primary functions of the audit committee are to recommend to the Board of Trustees the independent accountants to be retained to perform the annual audit of the Funds, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' accountants and financial records. The audit committee met twice in fiscal 2003.


                  The Trust's Board of Trustees has no other committees.

Compensation
------------


                  During the fiscal year ended November 30, 2003, the Trust paid its trustees who are not affiliated with any of the investment advisers to any of the PIA Mutual Funds or the Distributor fees aggregating $13,200. The Trust's standard method of compensating the trustees who are not "interested persons" of the Trust, is to pay each such trustee an annual retainer of $2,000 and a fee of $500 for each meeting of the Board of Trustees attended. The Trust also reimburses such trustees for their reasonable travel expenses incurred in attending meetings of the Board of Trustees. The Trust does not provide pension or retirement benefits to its trustees and officers.

                                                                    Pension &
                                                                   Retirement
                                                                    Benefits                              Total
                                                 Aggregate         Accrued as     Estimated Annual     Compensation
                                               Compensation       Part of Fund      Benefits upon    from Trust Paid
Name of Person, Position                         from Trust         Expenses         Retirement        to Trustees
------------------------                         ----------         --------         ----------        -----------
Independent Trustees

Ann Louise Marinaccio                              $4,400               0                 0               $4,400

Robert I. Weisberg                                 $4,400               0                 0               $4,400

Beatrice P. Felix                                  $4,400               0                 0               $4,400

Interested Trustees

Joseph Lloyd McAdams, Jr.                            0                  0                 0                 0

--------------------------------------------
Code of Ethics
--------------


                  The Trust and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.


Proxy Voting Policy
-------------------

                  General Voting Policy. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser considers each proposal on a case-by-case basis and votes proxies in the best economic interest of the Fund. The Adviser may consider other factors by agreement with the Fund or to comply with applicable laws and regulations.

                  Conflict of Interest. If the Adviser determines that voting a particular proxy would create a conflict of interest between the interests of the Fund and its shareholders on the one hand and the interests of the Adviser or any affiliate of the Adviser on the other hand, then the Adviser will disclose the conflict to the Trust's Board of Trustees and obtain the Board's feedback and consent prior to voting. If consent is not granted, then the Adviser will abstain from voting and notify the Trust's Board of Trustees of this fact.

                  Proxy Voting Records. Beginning in August 2004, the Trust will be required to disclose annually the Fund's complete proxy voting records on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and will be filed no later than August 31, 2004. Once filed, Form N-PX will be available upon request. The

Fund's Form N-PX will also be available on the Securities and Exchange Commission's website at http://www.sec.gov.


Investment Advisory Agreement
-----------------------------

                  In approving the continuation of the existing investment advisory agreement for the Fund, the Board of Trustees considered a number of factors including, but not limited to, the following:


                  o     the positive performance of the Fund;
                  o the Fund's expense ratio, which the Board believes is reasonable given the nature of the Fund;
                  o the high quality of the services offered by the Adviser and the Adviser's performance to date; and
                  o the reasonableness of the compensation payable to the Adviser when compared to other funds and in light of the services that the Adviser provides to the Fund.


                  Based upon its review, the Board of Trustees determined that the Adviser had the capabilities, resources and personnel necessary to continue to manage the Fund effectively. Further the Board of Trustees determined that based on the services the Adviser was required to render under the investment advisory agreement, the compensation to be paid to the Adviser was fair and reasonable. Finally, the Board of Trustees concluded that it would be in the best interest of the Fund to continue the investment advisory agreement with the Adviser.

                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Portfolio Transactions and Brokerage." None of the trustees who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Share Ownership
---------------


                  Set forth below are the names and addresses of all record holders of shares of the Fund who as of February 29, 2004 beneficially owned more than 5% of the Fund's then outstanding shares (or any other holder otherwise known to the Trust to own more than 5% of the Fund's outstanding shares).

         Name and Address of
         Beneficial Owner                 Number of Shares    Percent of Class
         ----------------                 ----------------    ----------------
  A.G. Edwards & Sons, Inc.
  FBO Josephine Bay Paul
  One North Jefferson
  St. Louis, Missouri 63103                   293,833             5.03%

                  All trustees and officers of the Trust as a group beneficially owned no shares of the Fund as of February 29, 2004.

                  The following table sets forth the dollar range of shares of the Fund and all of the PIA Mutual Funds beneficially owned by each trustee of the Trust as of December 31, 2003:

                                         Dollar Range of Shares         Dollar Range of Shares of All
          Name of Trustee                     of the Fund                         Funds*
          ---------------                     -----------                         ------
"Disinterested Persons" of the Trust

Beatrice P. Felix                                 None                         Over $100,000

Ann Louise Marinaccio                             None                         Over $100,000

Robert I. Weisberg                                None                             None

"Interested Person" of the Trust

Joseph Lloyd McAdams, Jr.                         None                         Over $100,000

-------------------------------------


         *The Funds form a "Family of Investment Companies" as defined in the 1940 Act and are the only funds in the Family of Investment Companies.

The Adviser and the Administrator
---------------------------------

                  Orrell Capital Management, Inc. (the "Adviser"), is the investment adviser to the Fund. Gregory M. Orrell is the President and sole shareholder of the Adviser. Prior to December 13, 1996, Monitrend Investment Management, Inc. was the investment adviser to the Fund and from January 31, 1991 to August 17, 1994 was the sub-adviser to the Fund. Kensington Capital Management, Inc. was investment adviser to the Fund from January 31, 1991 to August 17, 1994.

                  Under the investment advisory agreement applicable to the Fund, the investment adviser thereto is paid a fee computed daily and payable monthly, at an annual rate expressed as a percentage of the Fund's average daily net assets. The applicable fee rates are as follows:

        Fee Rate                           Average Daily Net Assets
        --------                           ------------------------

        1.00%                              0 to $50 million
        0.875%                             $50 million to $75 million
        0.75%                              $75 million to $100 million
        0.625%                             $100 million to $150 million
        0.50%                              $150 million to $250 million
        0.375%                             Over $250 million


                  Under the investment advisory agreement applicable to the Fund, the Adviser is responsible for reimbursing the Fund to the extent necessary to permit the Fund to maintain a voluntary ratio of expenses to average daily net assets at 2.99%. Expense reimbursement obligations are calculated daily and paid monthly.

                  Investment advisory fees payable by the Fund were as follows:

                                                                                  Reimbursements in
     Fiscal Year                                 Fees             Fees             Addition to Fee
        End                Total Fees           Waived          Retained               Waivers
        ---                ----------           ------          --------               -------
        2003                $528,355              $0            $528,355                 $0
        2002                $303,336              $0            $303,336                 $0
        2001                $141,671              $0            $141,671                 $0


                  The Fund's investment advisory agreement provides that the Adviser shall not be liable to the Fund for any error of judgment by the Adviser or for any loss sustained by the Fund except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

                  Since July 1, 2002, UMB Fund Services, Inc., a Wisconsin corporation (the "Administrator"), has served as administrator and fund accountant to the Fund, subject to the overall supervision of the Trust's Board of Trustees. Pursuant to an Administration and Fund Accounting Agreement, the Administrator provides certain administrative and fund accounting services to each of the Funds. The Administrator's services include, but are not limited to, the following: maintaining or coordinating with other service providers the maintenance of each of the Funds' books and records, maintaining all general ledger accounts and related subledgers; overseeing the Funds' fidelity insurance relationship; participating in the preparation of certain tax returns and compiling data for and preparing annual notices to the Securities and Exchange Commission; preparing financial statements for the Funds' annual and semi-annual reports to the Securities and Exchange Commission; preparing notice and renewal securities filings pursuant to state securities laws; determining and monitoring the Funds' income and expense accruals and causing appropriate expenses to be paid from Trust assets; periodically monitoring the Funds' compliance with their policies and limitations relating to portfolio investments as set forth in the Prospectus and Statement of Additional Information for the Funds and the status of each of the Funds as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; assisting in developing an agenda for each board meeting and, if requested by the trustees, attending board meetings and preparing board meeting minutes; assisting in calculating dividend and capital gains distributions; calculating daily net asset values for each of the Funds based on valuations provided by pricing services of the Adviser; and generally assisting in the Trust's administrative operations as mutually agreed by the Trust and the Administrator.


                  For its services as administrator and fund accountant, the Fund pays the Administrator a fee, computed daily and paid monthly, plus out-of-pocket expenses, certain pricing fees and special project fees at the rates set forth in the following table, subject to a minimum annual fee of approximately $67,725.

        Average Net Assets                      Basis Points
        ------------------                      ------------
        Up to $50 Million                       15.0 basis points (0.15%)
        $50 Million to $100 Million             7.5 basis points (0.075%)
        $100 Million to $250 Million            7.0 basis points (0.07%)
        $250 Million to $500 Million            3.0 basis points (0.03%)
        Over $500 Million                       2.0 basis points (0.02%)

                  During the fiscal years ended November 30, 2003 and 2002, the Administrator received $81,440 and $24,942, respectively, from the Fund for administration and fund accounting services.

                  Prior to July 1, 2002, Orbitex Fund Services, Inc., formerly known as "American Data Services, Inc." ("Orbitex"), served as administrator and fund accountant to each of the Funds. For its services as administrator and fund accountant, Orbitex was paid a fee, computed daily and paid monthly, by each of the Funds at the rate of 0.10% per year of the average daily net assets of the fund in question, subject to a minimum monthly fee of approximately $1,072 per fund. During the fiscal years ended November 30, 2002 and 2001, Orbitex received the following fees from the Funds for administration and fund accounting services:

                      2001                 2002
                      ----                 ----

                     $17,159              $16,454



Portfolio Transactions and Brokerage
------------------------------------

                  Under the investment advisory agreement applicable to the Fund, the Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection, and negotiation of brokerage commission rates. (These activities of the Adviser are subject to the control of the Trust's Board of Trustees, as are all of the activities of the Adviser under the investment advisory agreement.) The primary consideration of the Adviser in effecting a securities transaction will be execution at the most favorable securities price. The agreement also contains the provisions summarized below. The Trust understands that a substantial amount of the portfolio transactions of the Fund may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Adviser may make purchases of underwritten issues for the Fund at prices which include underwriting fees.

                  In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the investment advisory agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust or other accounts for which the Adviser has investment discretion. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Trust, the Adviser or any affiliate of the foregoing. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor. The Adviser is authorized to consider sales of shares as a factor in the selection of brokers or dealers to execute portfolio transactions, subject to the requirements of best execution, i.e. that such brokers or dealers are able to execute the order promptly and at the best obtainable securities price.


                  The Adviser may use the above-referenced research services in servicing all of its accounts and not just for providing services to the Fund. Conversely, the Fund may benefit from research services obtained by the Adviser from the placement of other clients' portfolio brokerage.


                  The investment advisory agreement permits the Adviser to direct brokerage to Syndicated Capital, Inc., the Distributor of the Fund, but only if it reasonably believes the commissions and transaction quality are comparable to that available from other brokers. Syndicated Capital, Inc. when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which it is a member, will act in accordance with regulations adopted by the Securities and Exchange Commission under Section 11(a) of the

Securities Exchange Act of 1934 and the rules of such exchanges. The Distributor is wholly-owned by Joseph Lloyd McAdams, Jr.


                  During the fiscal years ended November 30, 2001, 2002 and 2003 the Fund paid brokerage commissions as follows:

                                                                 2001              2002              2003
                                                                 ----              ----              ----
Commissions Paid to Distributor                                   $0                $0                $0

Total Commissions Paid                                          $22,401          $70,667           $88,105

% Paid to Distributor                                             N/A              N/A               N/A

Total Dollar Amount of Transactions on which Commissions          $0                $0                $0
Were Paid to Distributor

Total Dollar Amount of Transactions on Which Commissions      $4,326,178       $14,261,830       $16,900,795
Were Paid

% of Transactions Involving Commission Payments to                N/A              N/A               N/A
Distributor


All of the brokers to whom commissions were paid provided research services to the Adviser. The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market economic or institutional ideas and information assisting the Fund in the valuation of its investments.

Distribution Plan
-----------------

                  The Trust's Distribution Plan and Agreement ("Plan") is the written plan contemplated by Rule 12b-1 (the "Rule") under the 1940 Act.

                  The Plan contains the following definitions. "Qualified Recipient" shall mean any broker-dealer or other "person" (as that term is defined in the 1940 Act) which (i) has rendered distribution assistance (whether direct, administrative or both) in the distribution of the Trust's shares, (ii) furnishes the Distributor (on behalf of the Trust) with such information as the Distributor shall reasonably request to answer such questions as may arise and
(iii) has been selected by the Distributor to receive payments under the Plan. "Qualified Holdings" means all shares of the Trust beneficially owned by (i) a Qualified Recipient, (ii) the customers (brokerage or other) of a Qualified Recipient, (iii) the clients (investment advisory or other) of a Qualified Recipient, (iv) the accounts as to which a Qualified Recipient has a fiduciary or custodial relationship, and (v) the members of a Qualified Recipient, if such Qualified Recipient is an association or union; provided that the Qualified Recipient shall have been instrumental in the purchase of such shares by, or shall have provided administrative assistance to, such customers, clients, accounts or members in relation thereto. The Distributor is authorized to make final and binding decisions as to all matters relating to Qualified Holdings and Qualified Recipients, including but not limited to (i) the identity of Qualified Recipients; (ii) whether or not any Trust shares are to be considered as Qualified Holdings of any particular Qualified Recipient; and

(iii) what Trust shares, if any, are to be attributed to a particular Qualified Recipient, to a different Qualified Recipient or to no Qualified Recipient. "Qualified Trustees" means the trustees of the Trust who are not interested persons, as defined in the 1940 Act, of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan. While the Plan is in effect, the selection and nomination of Qualified Trustees is committed to the discretion of such Qualified Trustees. Nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such Qualified Trustees. "Permitted Payments" means payments by the Distributor to Qualified Recipients as permitted by the Plan.


                  The Plan authorizes the Distributor to make Permitted Payments to any Qualified Recipient on either or both of the following bases: (a) as reimbursement for direct expenses incurred in the course of distributing Trust shares or providing administrative assistance to the Trust or its shareholders, including, but not limited to, advertising, printing and mailing promotional material, telephone calls and lines, computer terminals, and personnel; and/or
(b) at a rate specified by the Distributor with respect to the Qualified Recipient in question based on the average value of the Qualified Holdings of such Qualified Recipient. The Distributor may make Permitted Payments in any amount to any Qualified Recipient, provided that (i) the total amount of all Permitted Payments made during a fiscal year to all Qualified Recipients (whether made under (a) and/or (b) above) do not exceed 1% of the daily nets assets of the Fund, or such lower amount as the Board of Trustees of the Trust may determine, in that fiscal year of the Trust; and (ii) a majority of the Qualified Trustees may at any time decrease or limit the aggregate amount of all Permitted Payments or decrease or limit the amount payable to any Qualified Recipient. The Trust will reimburse the Distributor from the assets of the Trust for such Permitted Payments within such limit, but either the Distributor or the Adviser shall bear any Permitted Payments beyond such limits. As of the date of this Statement of Additional Information, the Board of Trustees has set the following limit on Permitted Payments: 0.99% of the daily net assets of the Fund.

                  The Plan also authorizes the Distributor to purchase advertising for shares of the Trust, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it. Any such advertising and sales material may include references to other open-end investment companies or other investments and any salesmen so paid are not required to devote their time solely to the sale of Trust shares. Any such expenses ("Permitted Expenses") made during a fiscal year of the Trust shall be reimbursed or paid by the Trust from the assets of the Trust, except that the combined amount of reimbursements or payments of Permitted Expenses together with the Permitted Payments made pursuant to the Plan by the Trust shall not, in the aggregate, in any fiscal year of the Trust exceed 1% of the daily nets assets of the Fund, or such lower amount as the Board of Trustees of the Trust may determine (as of the date of this Statement of Additional Information, the Board has set 0.99% as the limit), and either the Distributor or the Adviser shall bear any such expenses beyond such limit. No such reimbursements may be made for Permitted Expenses or Permitted Payments for fiscal years prior to the fiscal year in question or in contemplation of future Permitted Expenses or Permitted Payments.

                  The Plan states that if and to the extent that any of the payments by the Trust from the assets of the Trust listed below are considered to be "primarily intended to result in the sale of shares" issued by the Trust within the meaning of the Rule, such payments by the Trust are authorized without limit under the Plan and shall not be included in the limitations contained in the Plan: (i) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of preparing, printing and mailing of all prospectuses to shareholders;
(iii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (v) all fees and expenses relating to the qualification of the Trust and/or its shares under the securities or "Blue-Sky" law of any jurisdiction; (vi) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of shareholders.

                  The Plan also states that it is recognized that the costs of distribution of the shares of the Fund are expected to exceed the sum of Permitted Payments, Permitted Expenses and the portion of sales charges on shares of the Fund retained by the Distributor ("Excess Distribution Costs") and that the profits, if any, of the Adviser are dependent primarily on the advisory fees paid by the Fund. If, and to the extent that any investment advisory fees paid by the Fund might, in view of any Excess Distribution Costs, be considered as indirectly financing any activity which is primarily intended to result in the sale of shares issued by the Fund, the payment of such fees is authorized under the Plan. The Plan states that in taking any action contemplated by
Section 15 of the 1940 Act as to any investment advisory contract to which the Fund is a party, the Board of Trustees, including trustees who are not "interested persons," as defined in the 1940 Act, shall, in acting on the terms of any such contract, apply the "fiduciary duty" standard contained in Sections 36(a) and 36(b) of the 1940 Act.

                  The Plan requires that while it is in effect, the Distributor shall report in writing at least quarterly to the Board of Trustees, and the Board shall review, the following: (i) the amounts of all Permitted Payments, the identity of the recipients of each such Payment; the basis on which each such recipient was chosen as a Qualified Recipient and the basis on which the amount of the Permitted Payment to such Qualified Recipient was made; (ii) the amounts of Permitted Expenses and the purpose of each such Expense; and (iii) all costs of the other payments specified in the Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

                 The aggregate Permitted Payments and Permitted Expenses paid by the Fund during the fiscal year ended November 30, 2003 were as set forth below:

         Payments to Qualified                  Reimbursements of Expenses
              Recipients                          Incurred by Distributor
         (Permitted Payments)                      (Permitted Expenses)
         --------------------                      --------------------

               $404,504                                   $25,649


                  The Plan, unless terminated as hereinafter provided, shall continue in effect from year to year only so long as such continuance is specifically approved at least annually by the Board of Trustees and its Qualified Trustees cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to the Fund at any time by a vote of a majority of the Qualified Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be and have been approved in the manner set forth under (i) above.

                                 NET ASSET VALUE

                  The net asset value of the Fund will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

                  The Fund's net asset value is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding. The Fund's offering price is equal to the sum obtained by adding the applicable sales charge or load to the net asset value. The excess of the offering price over the net amount invested is paid to the Distributor, the Fund's principal underwriter.


                  In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price as of the close of trading, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and asked prices. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Options traded on national securities exchanges are valued at the average of the closing quoted bid and asked prices on such exchanges.


                  When the Fund writes a call or a put, an amount equal to the premium received is included in the Statement of Assets and Liabilities as an asset, and an equivalent amount is included in the liability section. This amount is "marked-to-market" to reflect the current market value of the call or put. If a call the Fund wrote is exercised, the proceeds it receives on the sale of the related investment by it are increased by the amount of the premium it received. If a put the Fund wrote is exercised, the amount it pays to purchase the related investment is decreased by the amount of the premium received. If a call the Fund purchased is exercised by it, the amount it pays to purchase the related investment is increased by the amount of the premium it paid. If a put the Fund purchased is exercised by it, the amount it receives on its sale of the related investment is reduced by the amount of the premium it paid. If a call or put written by the Fund expires, it has a gain in the amount of the premium; if the Fund enters into a closing transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

                  The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

                  Generally, U.S. Government securities and other fixed income securities complete trading at various times prior to the close of the New York Stock Exchange. For purposes of computing net asset value, the Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange, which events will not be reflected in the computation of the Fund's net asset value. It is currently the policy of the Fund that events affecting the valuation of Fund securities between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.


                  Foreign securities trading may not take place on all days when the New York Stock Exchange is open, or may take place on Saturdays and other days when the New York Stock Exchange is not open and the Fund's net asset value is not calculated. When determining net asset value, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Fund that events affecting the valuation of Fund securities occurring between such times and the close of the New York Stock Exchange, if material, may be reflected in such net asset value.


                  The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                              SHAREHOLDER SERVICES

                  Selected Dealer Reallowances. The Distributor will reallow to Selected Dealers a portion of the front-end sales load in accordance with the following schedule:

                                Sales Load as a Percentage of                  Reallowance to
Amount of Purchase                      Offering Price                        Selected Dealers
------------------                      --------------                        ----------------
Less than $100,000                           4.50%                                  4.00%
$100,000 to $249,999                         3.00%                                  2.75%
$250,000 to $499,999                         2.50%                                  2.25%
$500,000 to $999,999                         2.00%                                  1.75%
$1,000,000 or more                            0%                                     0%

                  Right of Accumulation. A reduced sales charge applies to any purchase of shares of the Fund that is purchased with a sales charge where an investor's then current aggregate investment in the Fund and the PIA Equity Fund, a PIA Mutual Fund described in a separate statement of additional information, is $100,000 or more. "Aggregate investment" means the total of (i) the dollar amount of the then current purchase of shares of the Fund; and (ii) the value (based on current net asset value) of previously purchased and beneficially owned shares of the Fund and the PIA Equity Fund on which a sales charge had been paid.

                  Statement of Intent. Reduced sales charges are available to purchasers who enter into a written Statement of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund or the PIA Equity Fund. All shares of either of these Funds previously purchased and still owned are also included in determining the applicable reduction.

                  A Statement of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments in the Funds over a thirteen-month period. The investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single investment. Shares totaling 5% of the dollar amount of the Statement of Intent will be held in escrow by the Transfer Agent in the name of the purchaser. The effective date of a Statement of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Statement of Intent goal.

                  The Statement of Intent does not obligate the investor to purchase, nor the Funds to sell, the indicated amount. In the event the Statement of Intent goal is not achieved within the thirteen-month period, the purchaser is required to pay the difference between the sales commission otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales commission, a price adjustment is made by refunding to the purchaser the amount of excess sales commission, if any, paid during the thirteen-month period. Investors electing to purchase shares of the Fund pursuant to a Statement of Intent should carefully read such Statement of Intent.


                  Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The Systematic Withdrawal Plan provides for monthly or quarterly redemptions in any amount not less than $100 (which amount is not necessarily recommended).

                  Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and, while no fee is currently charged, the Fund reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


                  Withdrawal payments should not be considered as dividends, yield, or income. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted

                  Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may purchase additional shares when participating in the Systematic Withdrawal Plan, withdrawals made concurrently with purchases of additional shares of the Fund are inadvisable because of the sales charges applicable to the purchase of additional shares.


                  Pre-authorized Investment. A shareholder who wishes to make additional investments in the Fund on a regular basis may do so by authorizing the Transfer Agent to deduct a fixed amount each month from the shareholder's checking account at his or her bank. This amount will automatically be invested in the Fund on the same day that the preauthorized debit is issued. The shareholder will receive a confirmation from the Fund, and the bank account statement will show the amount charged. The form necessary to begin this service is available from the Transfer Agent.


                  Tax Sheltered Retirement Plans. Through the Distributor, retirement plans are either available or expected to be available for use by the self-employed (Keogh Plans),

Individual Retirement Accounts (including SEP-IRAs) and "tax-sheltered accounts" under Section 403(b)(7) of the Code. Adoption of such plans should be on advice of legal counsel or tax advisers.

                  For further information regarding plan administration, custodial fees and other details, investors should contact the Distributor.

                  Investments at Net Asset Value. The Trust permits investors to purchase shares of the Fund at net asset value, using the proceeds from certain redemptions of shares of other mutual funds. The reason for permitting such sales at net asset value is that the Distributor believes that these investors have already become informed about the advantages of investing in mutual funds and accordingly the sales effort is significantly less. The Distribution Plan is expected to provide adequate compensation to dealers for assisting these investors in purchasing shares of the Fund.

                  The Fund may sell shares at net asset value to officers and trustees of the Trust and certain other affiliated persons and members of their families as well as customers of the Adviser, Murphy Investment Management, Inc., Pacific Income Advisers, Inc. and the Distributor, and to certain publishers of investment advisory newsletters and their subscribers and certain investment advisers on behalf of their discretionary accounts. The reason for permitting such investments without a sales charge is that the Distributor incurs no material sales expense in connection therewith.

                  Former shareholders of the Fund and the PIA Equity Fund may also purchase shares of the Fund at net asset value up to an amount not exceeding their prior investment in both of such Funds. When making a purchase at net asset value pursuant to this provision, the former shareholder should forward to the Trust's transfer agent a copy of an account statement showing the prior investment in these Funds.

                  Redemption/Exchange Fee. The Fund imposes a 1.50% redemption fee on the value of shares redeemed less than three months after the date of purchase. This fee only applies to shares purchased after May 1, 2003. The redemption fee will not apply to shares purchased through reinvested dividends (dividends and capital gains), shares held in retirement plans and shares redeemed through designated systematic withdrawal plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

                  The Fund imposes a 1.50% exchange fee on the value of shares exchanged less than 3 months after the date of purchase. This fee only applies to shares purchased after May 1, 2003. The exchange fee will not apply to shares purchased through reinvested dividends (dividends and capital gains) and shares held in retirement plans. The exchange fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund.

                  In calculating whether a sale of Fund shares or exchange of Fund shares is subject to a redemption fee or exchange fee, as the case may be, a shareholder's holdings will be viewed on a "first in/first out" basis. This means that, in determining whether any fee is due, the shareholder will be deemed to have sold or exchanged the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.

                                      TAXES

General
-------

                  The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                  If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Also shareholders would not be liable for income tax on the Fund's net investment income or net realized gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

                  To reduce the risk that the Fund's investments in gold, silver, platinum and palladium bullion may result in the Fund's failure to satisfy the requirements of Subchapter M, the Adviser will endeavor to manage the Fund's portfolio so that (i) less than 10% of the Fund's gross income each year will be derived from its investments in gold, silver, platinum and palladium bullion, and (ii) less than 50% of the value of the Fund's assets, at the end of each quarter, will be invested in gold, silver, platinum and palladium bullion.


                  Dividends from the Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net capital gains are taxable as long-term capital gains regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the distributions of net investment company taxable income made by the Fund.

                  Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

                  Redemptions of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholder's holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received. A shareholder's basis in Fund shares which are exchanged within 90 days of purchase pursuant to the exchange privilege or reinvestment option will not include the sales charge with respect thereto and such sales charge will be added to the basis of the shares purchased pursuant to the exchange privilege or reinvestment option.


Rule 17a-7 Transactions
-----------------------

                  The Fund has adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which the Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities which are permitted investments for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with Rule 17a-7. Certain of the transactions may be tax-free with the result that the Fund acquires unrealized appreciation. Most Rule 17a-7 transactions will not be tax-free.

Taxation of Hedging Instruments
-------------------------------

                  If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term capital gain. If the Fund enters into a closing transaction with respect to the option, any gain or loss realized by the Fund as a result of the transaction will be short-term capital gain or loss. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or futures contract, and the amount of the premium received will be added to the proceeds of sale for purposes of determining the amount of the capital gain or loss.

                  With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the security so acquired.

                  The Fund may acquire put options. Under the Code, put options on securities are taxed similar to short sales. If the Fund owns the underlying security or acquires the underlying security before closing the option position, the option positions may be subject to certain modified short sale rules. If the Fund exercises or allows a put option to expire, the Fund will be considered to have closed a short sale. The Fund will generally have a short-term gain or loss on the closing of an option position. The determination of the length of the holding period is dependent on the holding period of the stock used to exercise that put option. If the Fund sells the put option without exercising it, its holding period will be the holding period of the option.

Foreign Taxes
-------------

                  The Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the U.S. Such taxes would reduce the return on the Fund's investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consist of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign country income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. For any year that the Fund makes such an election, each of its shareholders will be required to include in his income (in addition to taxable dividends actually received) his allocable share of such taxes paid by the Fund and will be entitled, subject to certain limitations, to credit his portion of these foreign taxes against his U.S. federal income tax due, if any, or to deduct it (as an itemized deduction) from his U.S. taxable income, if any. Generally, credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income.

                  If the pass through election described above is made, the source of the Fund's income flows through to its shareholders. Certain gains from the sale of securities and currency fluctuations will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income, one of which is foreign source "passive income." For this purpose, foreign "passive income" includes dividends, interest, capital gains and certain foreign currency gains. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of the foreign tax paid by the Fund.

                  The foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If the Fund does not make the pass through election described above, the foreign taxes it pays will reduce its income, and distributions by the Fund will be treated as U.S. source income.

                  Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate: (i) such shareholder's portion of the foreign taxes paid; and (ii) the portion of the Fund's dividends and distributions that represent income derived from foreign sources.

Back-up Withholding
-------------------


                  Federal law requires the Fund to withhold 28% of a shareholder's reportable payments (which include dividends, capital gains distributions and redemption proceeds) for shareholders who have not properly certified that the Social Security or other Taxpayer Identification Number they provide is correct and that the shareholder is not subject to back-up withholding.

                               GENERAL INFORMATION

                  The Trust's Declaration of Trust permits its trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in a Fund. Each share represents an interest in a Fund proportionately equal to the interest of each other share. Upon the Trust's liquidation, all shareholders of a Fund would share pro rata in its net assets available for distribution to shareholders. The holders of shares have no preemptive or conversion rights. If they deem it advisable and in the best interests of shareholders, the Board of Trustees may create additional classes of shares which may differ from each other only as to dividends or (as is the case with all of the PIA Mutual Funds) each of which has separate assets and liabilities.

                  Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares) and may vote in the election of trustees and on other matters submitted to meetings of shareholders. It is not contemplated that regular annual meetings of shareholders will be held. Rule 18f-2 under the 1940 Act provides that matters submitted to shareholders be approved by a majority of the outstanding securities of each Fund, unless it is clear that the interests of each Fund in the matter are identical or the matter does not affect a Fund. However, the rule exempts the ratification of the selection of accountants and the election of trustees from the separate voting requirements.

                  Income, direct liabilities and direct operating expenses of each Fund will be allocated directly to each Fund, and general liabilities and expenses of the Trust will be allocated among the Funds in proportion to the total net assets of each Fund, on a pro rata basis among the Funds or as otherwise determined by the Board of Trustees.

                  The By-Laws provide that the Trust's shareholders have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a trustee. The trustees will call a meeting of shareholders to vote on the removal of a trustee upon the written request of the record holders of ten percent of the Trust's shares. In addition, ten shareholders holding the lesser of $25,000 worth or one percent of the Trust's shares may advise the trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a trustee. The trustees will then, if requested by the applicants, mail at the applicants' expense the applicants' communication to all other shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of more than 50% of its outstanding shares. The Trust may be terminated upon the sale of its assets to another issuer, if such sale is approved by the vote of the holders of more than 50% of the outstanding shares of each Fund, or upon liquidation and distribution of its assets, if so approved. If not so terminated, the Trust will continue indefinitely.

                  Shares of the Trust when issued are fully paid and non-assessable. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations, which obligations are limited by the 1940 Act.

                  The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                  The Funds' custodian, U.S. Bank, N.A., Cincinnati, Ohio, is responsible for holding the Funds' assets. UMB Fund Services, Inc., the Trust's Administrator, maintains the Funds' accounting records and calculates daily the net asset value of the Funds' shares.

                  The Trust's independent accountants, PricewaterhouseCoopers LLP, examine the Fund's annual financial statements and assist in the preparation of certain reports to the Securities and Exchange Commission.

                  The Distributor distributes the shares on a "best efforts" basis (the Fund's shares are offered on a continuous basis). During the Fund's most recent fiscal year, the Distributor received the net underwriting discounts or commissions, compensation on redemptions and repurchases, brokerage commissions or other similar compensation from the Fund set forth below:


   Net Underwriting      Compensation on
   ----------------      ---------------
    Discounts and        Redemptions and           Brokerage          Other
    -------------        ---------------           ---------          -----
     Commissions           Repurchases            Commissions     Compensation
     -----------           -----------            -----------     ------------

          $0                    $0                   $0              $67,884*


------------
         *12b-1 fees and sales charges.

                                  SALES CHARGES

                  During the three fiscal years ended November 30, 2003, the aggregate dollar amount of sales charges on the sales of shares of the Fund and the amount retained by the Distributor were as follows:


                                              Years Ended November 30
                  ---------------------------------------------------------------------------------------
                         2001                                 2002                                 2003
         ----------------------------------------------------------------------------------------------------------
                                  Amount                             Amount                                 Amount
           Sales Charge          Retained       Sales Charge        Retained         Sales Charge          Retained
           ------------          --------       ------------        --------         ------------          --------
             $305,644            $32,840          $471,529           $22,313           $607,175           $65,030


                         CALCULATION OF PERFORMANCE DATA

                  From time to time the Fund may quote its average annual total return ("standardized return") in advertisements or promotional materials. Additionally the performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available, and the performance of the Funds may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund of $1,000 at the end of one, five and ten year periods reduced by the maximum applicable sales charge. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the period of existence of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions, but does not take into account any federal or state income taxes that may be payable upon redemption. The formulas the Fund uses in calculating standardized return are described below.

                  In addition to standardized return, performance advertisements also may include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rates of return, actual year by year rates or any combination thereof.

                  All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

                  Average total return is calculated according to the following formula:


                                   P(1+T)n=ERV


where P=a hypothetical initial payment of $1,000; T=average annual total return; n= number of years; and ERV = ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown. The maximum sales load (4.50%) was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.


                  Average annual total return (after taxes on distributions) is calculated according to the following formula:

                  P(1+T)n=ATVD

where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions); n= number of years; and ATVD=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions but not after taxes on redemptions. The maximum sales load (4.50%) was deducted from the initial $1,000 investment and all dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities.


                  Average annual total return (after taxes on distributions and redemptions) is calculated according to the following formula:


                  P(1+T)n= ATVDR


where P=a hypothetical initial investment of $1,000; T=average annual total return (after taxes on distributions and redemption); n= number of years; and ATVDR=ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the period shown at the end of the period shown after taxes on distributions and redemptions. The maximum sales load (4.50%) was deducted from the initial $1,000 investment and all dividends and distributions (less the taxes due on such dividends and distributions) were assumed to have been reinvested at the appropriate net asset value per share. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value is determined by subtracting capital gains taxes resulting from the investment and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gain of the appropriate character in effect on the redemption date in accordance with the federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.

                        DESCRIPTION OF SECURITIES RATINGS

                  The Fund may invest in securities rated by Standard & Poor's Corporation (Standard & Poor's) or by Moody's Investors Service, Inc. ("Moody's"). A brief description of the rating symbols and their meanings follows:

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

                  Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

        -         Leading market positions in well-established industries.

        -         High rates of return on funds employed.

        - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

        - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                                     PART C
                                OTHER INFORMATION


Item 23.     Exhibits

                        (a)     (i)     Declaration of Trust with amendments (3)
                                (ii)    Supplemental Declaration of Trust (6)

                        (b)     By-laws (3)

                        (c)     Not applicable

                        (d)     (i)     Investment Advisory Agreement (PIA
                                        Short-Term Government Securities Fund)
                                        (3)
                                (ii)    Investment Advisory Agreement (OCM Gold
                                        Fund) (2)
                                (iii)   Investment Advisory Agreement (PIA
                                        Equity Fund) (2)
                                (iv)    Investment Advisory Agreement (PIA Total
                                        Return Bond Fund) (4)


                                (v) Investment Advisory Agreement (PIA BBB Bond Fund) (7)


                        (e)     (i)     Distribution Plan Agreement (1)
                                (ii)    Form of Sales Agreement and Form of
                                        Distribution Agreement (6)

                        (f)     Not applicable

                        (g)     Custody Agreement (3)

                        (h)     (i)     Administration and Fund Accounting
                                        Agreement (6) and Addendum
                                (ii)    Transfer Agency Agreement (6) and
                                        Addenda


                        (i)     Opinion and Consent of Foley & Lardner LLP

                        (j)     Consent of PricewaterhouseCoopers LLP


                        (k)     Not applicable

                        (l)     Investment letters (3)

                        (m)     Revised Distribution Plan (3)

                        (n)     None

                        (p)     (i)     Code of Ethics of PIA Mutual Fund (5)


                                (ii)    Code of Ethics of Pacific Income
                                        Advisers, Inc.


                                (iii) Code of Ethics of Orrell and Company, Inc. (now "Orrell Capital Management, Inc.") (5)
---------------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 23 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 23 was filed on May 31, 1996 and its accession number is 0000897069-96-000153.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 24 was filed on January 13, 1997 and its accession number is 0000897069-97-000006.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 26 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 26 was filed on September 30, 1997 and its accession number is 0000897069-97-000401.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 29 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 29 was filed on August 7, 1998 and its accession number is 0000897069-98-000403.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 31 was filed on March 31, 2000 and its accession number is 0000897069-00-000205.

(6) Previously filed as an exhibit to Post-Effective Amendment No. 34 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 34 was filed on March 28, 2003 and its accession number is 0000897069-03-000379.


(7) Previously filed as an exhibit to Post-Effective Amendment No. 36 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 36 was filed on June 30, 2003 and its accession number is 0000897069-03-000687.


Item 24. Persons Controlled by or under Common Control with the Fund


                  As of February 28, 2004, Registrant did not control any person and was not under common control with any other person.


Item 25. Indemnification

                  The Registrant's Declaration of Trust contains the indemnification provisions set forth below, which are in full force and effect and have not been modified or cancelled. The general effect of the indemnification available to an officer or trustee may be to reduce the circumstances under which the officer or trustee is required to bear the economic burden of liabilities and expenses related to actions taken by the individual in his or her capacity as an officer or trustee. Section 12 of Article SEVENTH of Registrant's Declaration of Trust states as follows:

                  "(c) (1) As used in this paragraph the following terms shall have the meanings set forth below:

                  (i) the term "indemnitee" shall mean any present or former Trustee, officer or employee of the Trust, any present or former Trustee or officer of another trust or corporation whose securities are or were owned by the Trust or of which the Trust is or was a creditor and who served or serves in such capacity at the request of the Trust, any present or former investment adviser, sub-adviser or principal underwriter of the Trust and the heirs, executors, administrators, successors and assigns of any of the foregoing; however, whenever conduct by an indemnitee is referred to, the conduct shall be that of the original indemnitee rather than that of the heir, executor, administrator, successor or assignee;

                  (ii) the term "covered proceeding" shall mean any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, to which an indemnitee is or was a party or is threatened to be made a party by reason of the fact or facts under which he or it is an indemnitee as defined above;

                  (iii) the term "disabling conduct" shall mean willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office in question;

                  (iv) the term "covered expenses" shall mean expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by an indemnitee in connection with a covered proceeding; and

                  (v) the term "adjudication of liability" shall mean, as to any covered proceeding and as to any indemnitee, an adverse determination as to the indemnitee whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent."

                  "(d) The Trust shall not indemnify any indemnitee for any covered expenses in any covered proceeding if there has been an adjudication of liability against such indemnitee expressly based on a finding of disabling conduct."

                  "(e) Except as set forth in (d) above, the Trust shall indemnify any indemnitee for covered expenses in any covered proceeding, whether or not there is an adjudication of liability as to such indemnitee, if a determination has been made that the indemnitee was not liable by reason of disabling conduct by (i) a final decision of the court or other body before which the covered proceeding was brought; or (ii) in the absence of such decision, a reasonable determination, based on a review of the facts, by either
(a) the vote of a majority of a quorum of Trustees who are neither "interested persons", as defined in the 1940 Act nor parties to the covered proceeding or
(b) an independent legal counsel in a written opinion; provided that such Trustees or counsel, in reaching such determination, may but need not presume the absence of disabling conduct on the part of the indemnitee by reason of the manner in which the covered proceeding was terminated."

                  "(f) Covered expenses incurred by an indemnitee in connection with a covered proceeding shall be advanced by the Trust to an indemnitee prior to the final disposition of a covered proceeding upon the request of the indemnitee for such advance and the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification thereunder, but only if one or more of the following is the case: (i) the indemnitee shall provide a security for such undertaking; (ii) the Trust shall be insured against losses arising out of any lawful advances; or (iii) there shall have been a determination, based on a review of the readily available facts (as opposed to a full trial-type inquiry) that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by the vote of a majority of a quorum of trustees who are neither "interested persons" as defined in the 1940 Act nor parties to the covered proceeding."

                  "(g) Nothing herein shall be deemed to affect the right of the Trust and/or any indemnitee to acquire and pay for any insurance covering any or all indemnitees to the extent permitted by the 1940 Act or to affect any other indemnification rights to which any indemnitee may be entitled to the extent permitted by the 1940 Act."

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

                  Pacific Income Advisers, Inc. ("PIA") is the investment adviser to the following portfolios of Registrant: PIA Short-Term Government Securities Fund, PIA Equity Fund, PIA Total Return Bond Fund and PIA BBB Bond Fund. Orrell Capital Management, Inc. ("Orrell") is the investment adviser to the following portfolio of Registrant: OCM Gold Fund. For information as to the business, profession, vocation or employment of a substantial nature of PIA and Orrell, and their directors and officers, reference is made to Part B of the Registration Statement.

Item 27. Principal Underwriters

                  Syndicated Capital, Inc. is the distributor of the shares of the Registrant.

                  (a)   Not applicable

                  (b) The officers and directors of Syndicated Capital, Inc. are as follows:

---------------------------------------------------------------------------------------------------------
               (1)                                  (2)                               (3)
Name and Principal Business Address      Positions and Offices with       Positions and Offices with
                                                 Underwriter                     Registrant
---------------------------------------------------------------------------------------------------------
Joseph Lloyd McAdams, Jr.                        Chairman,                           Chairman
1299 Ocean Avenue Suite 210                      CEO and                             and Trustee
Santa Monica, CA  90401                          President

                  (c)   Not applicable

Item 28. Location of Accounts and Records

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and
(11) of Rule 31a-1(b) will be maintained by the Registrant, the documents required to be maintained by paragraph (4) of Rule 31a-1(b) will be maintained by Registrant's Administrator and all other records will be maintained by the Custodian.

Item 29. Management Services

                  Not applicable.

Item 30. Undertakings

                  Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Monica and State of California on the 29th day of March, 2004.


                                        PIA MUTUAL FUND
                                        (Registrant)



                                        By:  /s/ Joseph Lloyd McAdams, Jr.
                                           -------------------------------
                                             Joseph Lloyd McAdams, Jr.
                                             Chairman

                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


           Signature                                                Title                         Date
           ---------                                                -----                         ----

/s/ Joseph Lloyd McAdams, Jr.
----------------------------------------------              Principal Executive,             March 29, 2004
Joseph Lloyd McAdams, Jr.                                 Financial and Accounting
                                                             Officer and Trustee



/s/ Ann Louise Marinaccio                                          Trustee                   March 29, 2004
----------------------------------------------
Ann Louise Marinaccio



/s/ Robert I. Weisberg                                             Trustee                   March 29, 2004
----------------------------------------------
Robert I. Weisberg



/s/ Beatrice P. Felix                                              Trustee                   March 29, 2004
----------------------------------------------
Beatrice P. Felix

                                  EXHIBIT INDEX
                                  -------------

        Exhibit No.                             Exhibit
        -----------                             -------

        (a) (i)         Declaration of Trust, with amendments*

            (ii)        Supplemental Declaration of Trust*

        (b)             Registrant's By-Laws*

        (c)             Not applicable

        (d) (i) Investment Advisory Agreement (PIA Short-Term Government Securities Fund)*

            (ii)        Investment Advisory Agreement (OCM Gold Fund)*

            (iii)       Investment Advisory Agreement (PIA Equity Fund)*

            (iv)        Investment Advisory Agreement (PIA Total Return Bond
                        Fund)*


            (v)         Investment Advisory Agreement (PIA BBB Bond Fund)*


        (e) (i)         Distribution Plan Agreement*

            (ii)        Form of Sales Agreement and Form of Distribution
                        Agreement*

        (f)             Not applicable

        (g)             Custody Agreement*


        (h) (i) Administration and Fund Accounting Agreement* and Addendum

            (ii)        Transfer Agency Agreement* and Addenda


        (i)             Opinion and Consent of Counsel


        (j)             Consent of PricewaterhouseCoopers LLP


        (k)             Not applicable

        (l)             Investment Letters*

        (m)             Revised Distribution Plan*

        (n)             None

        (p) (i)         Code of Ethics of PIA Mutual Fund*


            (ii)        Code of Ethics of Pacific Income Advisers, Inc.


            (iv) Code of Ethics of Orrell and Company, Inc. (now "Orrell Capital Management, Inc.")*

------------------------
         *Incorporated by reference